UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05162

Exact name of registrant as specified in charter: Delaware VIP® Trust

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders

Delaware VIP® Trust
Delaware VIP Balanced Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Balanced Series

     For the fiscal year ended Dec. 31, 2008, Delaware VIP Balanced Series returned -22.48% for Standard Class shares with all distributions reinvested, and -21.98% for Service Class shares with all distributions reinvested. The Series declined less than its equity benchmark index, the S&P 500 Index, which returned -37.00%. The Series fell short of its fixed income benchmark index, the Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, which returned +5.24%.

     Delaware VIP Balanced Series holds a combination of stocks and fixed income securities, the latter of which contributed to the Series’ performance compared to the broad stock market. The past year was especially challenging for both equity and fixed income investors, particularly late in the 12-month time frame. A global economic crisis unfolded, marked by collapsing stock prices and frozen credit markets. As equity bear markets hit developed and developing economies alike, extreme risk-aversion and fleeting liquidity sent high-yield bond spreads above 20% and temporarily pushed 3-month T-bill yields below zero in early December. The root of the market meltdown was the bursting of the credit and housing bubbles, which put significant strains on the financial system. This has led to recessionary conditions in several major economies, including the U.S., and slowdowns among numerous emerging market economies.

     The Federal Reserve took an array of steps to stem the financial crisis during this time. One action was lowering the fed funds rate on a total of eight separate occasions, from 4.50% to a target ranging from zero to 0.25%. In a dramatic departure from their normal operations, the Fed (in coordination with the Treasury Department) also facilitated a number of mergers or acquisitions and took the unprecedented step of injecting capital directly into major banks and financial institutions as liquidity deteriorated.

     Unfortunately, the difficult investment climate was reflected by very disappointing annual performance figures. The Series’ stock-to-bond ratio changed as the year progressed, due mostly to equity-market declines that reduced the value of stocks in the Series.

     Our investments in the energy sector caused the largest drag on performance compared to the S&P 500 Index. Despite the recent, steep decline in crude oil prices, energy stocks outperformed the S&P 500 more broadly during the period, in part because of the increase in oil prices between December 2007 and July 2008. The Series’ underweight exposure to this sector detracted from performance. Our stock selections also had a negative impact, underperforming the energy sector in the S&P 500.

     The Series’ performance was also hurt by equity investments in the financial sector. Although the Series benefited from its below-benchmark exposure to this weak-performing group, several financial stocks we owned were particularly poor performers. For example, we owned stocks of two large banks, Washington Mutual and Wachovia, which were especially vulnerable to the credit crisis because of their significant exposure to bad mortgage loans. The companies, unable to secure needed financing, faced growing concerns about their ability to survive and experienced large share-price declines. We sold our positions in Washington Mutual and Wachovia in July and September, respectively, but not soon enough to avoid substantial losses.

     Alternatively, investments in the healthcare sector made the largest contribution to relative performance in 2008. We maintained our maximum overweight in this sector during the year which, given the outperformance of the healthcare sector versus the overall market, benefited the Series’ performance. Our stock selection in healthcare was also a positive contributor. The Series’ top contributors in this sector included drug manufacturer Abbott Laboratories and diversified medical products company Baxter International. We sold Abbott and Baxter in the summer because they had performed well in recent years, were approaching our price targets, and were becoming less attractively valued, in our view.

     Among fixed income holdings, we rather aggressively moved the Series’ allocation toward higher-quality investments during the period. Yet our exposure to some of the heavily impacted spread (non-Treasury) sectors diminished Series’ performance because Treasurys outperformed virtually all other fixed income investments. Series exposure to high yield bonds, for example, particularly impacted its returns. High yield bonds faced steep declines, and investors increasingly fled riskier securities in favor higher quality investments.

     Government-backed mortgage-backed securities (MBS) including hybrids performed well, as investors cheered the transition of Fannie Mae and Freddie Mac to conservatorship in September. Our modest overweight to agency MBS had a positive impact on the Series’ performance versus the Barclays Capital U.S. Aggregate Index. Our ongoing emphasis on higher quality investment grade corporate bond issuers and defensive sectors also had a slightly positive impact on performance. Security selection among our corporate bond holdings was a positive factor as we outperformed in many industries, including financials and consumer non-cyclicals.

     Overall, the Series’ positioning reflected our continued caution about the global economy. Within the Series’ fixed income holdings, while our general strategy involved moving the Series toward a more conservative posture, we also cautiously added to its lower-quality credit exposure when prices declined to the point that we felt long-term value opportunities existed.

     Such caution also explains our defensive stance among our equity holdings, with an emphasis on sectors such as healthcare and consumer staples, as well as on individual stocks of companies with what we considered to be good balance sheets and stable cash flows. At period end, we expected to maintain this stance while at the same time watching for signs of economic stability. On a positive note, market valuation levels are starting to look compelling — a development we are very enthusiastic about. Consequently, the long-term return potential for the stock market is looking more attractive to us.

Balanced Series-1

Delaware VIP® Balanced Series (continued)

     Without question, the past year was very difficult for equity investors. However, we believe deeply in the long-term effectiveness of investing in value stocks, and especially in our particular investment approach. Although our strategy was to limit the number of holdings in the Series, it remained well-diversified, consisting of what are, in our opinion, fundamentally solid businesses priced well below what they’re intrinsically worth.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Balanced Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Balanced Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	-22.48%	-3.32%	-0.17%	-2.01%	6.03%
Service Class shares (commenced operations on May 1, 2000)	-21.98%	-3.29%	-0.24%	n/a	-0.91%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.11%, while total operating expenses for Standard Class and Service Class shares were 0.86% and 1.16%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others. The Series may be affected by economic conditions that may hinder a company’s ability to make interest and principal payments on its debt. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Balanced Series-2

Delaware VIP® Balanced Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Balanced Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the S&P 500 Index and Barclays Capital U.S. Aggregate Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. The Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Balanced Series-3

Delaware VIP® Trust — Delaware VIP Balanced Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$855.90	1.03%	$4.81
Service Class	1,000.00	859.50	1.28%	5.98
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,019.96	1.03%	$5.23
Service Class	1,000.00	1,018.70	1.28%	6.50

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Balanced Series-4

Delaware VIP® Trust — Delaware VIP Balanced Series
Sector Allocation and Credit Quality Breakdown
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock	48.33%
Consumer Discretionary	4.25%
Consumer Staples	9.12%
Energy	4.24%
Financials	5.03%
Health Care	10.62%
Industrials	2.65%
Information Technology	5.62%
Materials	1.30%
Telecommunications	3.92%
Utilities	1.58%
Preferred Stock	0.25%
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	3.93%
Agency Mortgage-Backed Securities	11.25%
Agency Obligations	1.66%
Commercial Mortgage-Backed Securities	2.99%
Convertible Bond	0.07%
Corporate Bonds	15.02%
Banking	2.28%
Basic Industry	0.60%
Brokerage	0.92%
Capital Goods	0.22%
Communications	3.06%
Consumer Cyclical	0.77%
Consumer Non-Cyclical	2.92%
Electric	0.79%
Energy	0.85%
Finance Companies	0.81%
Insurance	0.91%
Natural Gas	0.56%
Real Estate	0.08%
Technology	0.25%
Foreign Agency	0.08%
Municipal Bonds	1.70%
Non-Agency Asset-Backed Securities	3.55%
Non-Agency Collateralized Mortgage Obligations	7.63%
U.S. Treasury Obligations	0.91%
Repurchase Agreement	3.15%
Securities Lending Collateral	0.00%
Total Value of Securities	100.53%
Obligation to Return Securities Lending Collateral	(0.05%)
Liabilities Net of Receivables and Other Assets	(0.48%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	62.44%
AA	7.66%
A	17.19%
BBB	12.64%
BB	0.07%
Total	100.00%

Balanced Series-5

Delaware VIP® Trust — Delaware VIP Balanced Series
Statement of Net Assets
December 31, 2008

	Number of	Value
	Shares	(U.S. $)
COMMON STOCK–48.33%
Consumer Discretionary–4.25%
Gap	17,600	$235,664
Limited Brands	20,800	208,832
Mattel	16,500	264,000
		708,496
Consumer Staples–9.12%
Archer-Daniels-Midland	8,800	253,704
CVS Caremark	9,100	261,534
Heinz (H.J.)	5,600	210,560
Kimberly-Clark	4,400	232,056
Kraft Foods Class A	8,800	236,280
Safeway	13,800	328,026
		1,522,160
Energy–4.24%
Chevron	3,300	244,101
ConocoPhillips	4,400	227,920
Marathon Oil	8,600	235,296
		707,317
Financials–5.03%
Allstate	8,000	262,080
Bank of New York Mellon	8,100	229,473
Travelers	7,700	348,040
		839,593
Health Care–10.62%
Bristol-Myers Squibb	10,400	241,800
Cardinal Health	6,100	210,267
Johnson & Johnson	3,800	227,354
Merck	8,500	258,400
Pfizer	14,700	260,337
Quest Diagnostics	5,800	301,077
Wyeth	7,300	273,823
		1,773,058
Industrials–2.65%
Donnelley (R.R.) & Sons	13,000	176,540
Waste Management	8,000	265,120
		441,660
Information Technology–5.62%
†Flextronics International	5	13
Intel	17,100	250,686
International Business Machines	2,700	227,232
Motorola	46,700	206,881
Xerox	31,800	253,446
		938,258
Materials–1.30%
duPont (E.I.) deNemours	8,600	217,580
		217,580
Telecommunications–3.92%
AT&T	10,200	290,700
Verizon Communications	10,700	362,730
		653,430
Utilities–1.58%
Progress Energy	6,600	263,010
		263,010
Total Common Stock
(cost $10,004,465)		8,064,562

PREFERRED STOCK–0.25%
•JPMorgan Chase 7.90%	25,000	20,851
•PNC Bank 8.25%	25,000	20,162
Total Preferred Stock
(cost $48,728)		41,013

	Principal
	Amount
	(U.S. $)
AGENCY ASSET-BACKED
SECURITIES–0.01%
•Fannie Mae Whole Loan
Series 2002-W11 AV1 0.811% 11/25/32	$1,479	1,209
Total Agency Asset-Backed Securities
(cost $1,480)		1,209

AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS–3.93%
Fannie Mae
Series 1996-46 ZA 7.50% 11/25/26	14,286	15,217
Series 2003-122 AJ 4.50% 2/25/28	13,199	13,284
Series 2005-67 EY 5.50% 8/25/25	15,000	14,928
Series 2006-M2 A2F 5.259% 5/25/20	60,000	61,814
Fannie Mae Grantor Trust
Series 2001-T8 A2 9.50% 7/25/41	11,985	13,402
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44	20,700	21,185
Series 2004-W11 1A2 6.50% 5/25/44	21,043	21,536
Freddie Mac
Series 1730 Z 7.00% 5/15/24	12,201	12,510
Series 2326 ZQ 6.50% 6/15/31	57,022	59,627
Series 2557 WE 5.00% 1/15/18	25,000	25,288
Series 2662 MA 4.50% 10/15/31	25,703	25,804
Series 2694 QG 4.50% 1/15/29	30,000	30,601
Series 2872 GC 5.00% 11/15/29	40,000	40,930
Series 3005 ED 5.00% 7/15/25	40,000	39,947
Series 3022 MB 5.00% 12/15/28	30,000	30,743
Series 3063 PC 5.00% 2/15/29	60,000	61,519
Series 3113 QA 5.00% 11/15/25	24,728	25,118
Series 3173 PE 6.00% 4/15/35	95,000	96,777
Series 3337 PB 5.50% 7/15/30	20,000	20,657
tFreddie Mac Structured Pass Through
Securities Series T-58 2A 6.50% 9/25/43	23,414	23,962
Total Agency Collateralized Mortgage
Obligations (cost $643,763)		654,849

AGENCY MORTGAGE-BACKED
SECURITIES–11.25%
Fannie Mae 6.50% 8/1/17	15,313	15,898
•Fannie Mae ARM
5.131% 11/1/35	13,200	13,314
5.18% 3/1/38	30,513	30,959
5.397% 4/1/36	17,483	17,772
5.916% 8/1/37	41,758	42,566
Fannie Mae Relocation 30 yr 5.00% 11/1/34	28,876	29,650

Balanced Series-6

Delaware VIP® Balanced Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
AGENCY MORTGAGE-BACKED
SECURITIES (continued)
Fannie Mae S.F. 15 yr
4.50% 6/1/23	$67,418	$69,007
5.00% 5/1/21	35,373	36,450
5.50% 4/1/23	38,085	39,287
6.00% 8/1/22	48,889	50,791
Fannie Mae S.F. 30 yr
Pool #888678 5.00% 12/1/36	85,693	87,611
Pool #889842 5.00% 12/1/36	24,419	24,966
5.00% 12/1/37	14,432	14,752
5.00% 1/1/38	23,861	24,390
5.00% 2/1/38	9,439	9,648
5.50% 3/1/29	57,646	59,549
5.50% 4/1/29	63,745	65,850
5.50% 9/1/36	30,843	31,674
5.50% 8/1/37	129,068	132,454
6.00% 8/1/38	113,419	116,880
6.50% 2/1/37	79,349	82,510
6.50% 11/1/37	49,326	51,288
7.50% 6/1/31	17,844	18,891
9.50% 6/1/19	958	1,017
Fannie Mae S.F. 30 yr TBA 4.50% 1/1/39	360,000	363,262
•Freddie Mac ARM
5.507% 8/1/36	23,024	23,509
5.673% 7/1/36	16,868	17,147
5.819% 10/1/36	36,099	36,502
5.952% 4/1/34	4,847	4,885
Freddie Mac S.F. 15 yr
4.00% 2/1/14	34,865	35,401
5.00% 6/1/18	14,363	14,851
Freddie Mac S.F. 30 yr
5.50% 10/1/38	34,555	35,404
6.00% 6/1/37	29,161	30,074
7.00% 11/1/33	10,095	10,609
Freddie Mac S.F. 30 yr TBA 5.00% 2/1/39	230,000	234,313
GNMA S.F. 30 yr 7.50% 1/15/32	4,150	4,397
Total Agency Mortgage-Backed
Securities (cost $1,843,171)		1,877,528

AGENCY OBLIGATIONS–1.66%
^Fannie Mae 5.329% 10/9/19	30,000	16,301
Federal Home Loan Bank 4.00% 9/6/13	210,000	224,376
Tennessee Valley Authority 4.875% 1/15/48	30,000	36,052
Total Agency Obligations
(cost $254,827)		276,729

COMMERCIAL MORTGAGE-BACKED
SECURITIES–2.99%
Bank of America Commercial Mortgage
• Series 2004-3 A5 5.319% 6/10/39	30,000	26,319
• Series 2005-6 AM 5.18% 9/10/47	15,000	8,819
Series 2006-4 A4 5.634% 7/10/46	10,000	7,998
• Series 2007-3 A4 5.658% 6/10/49	20,000	14,627
Bear Stearns Commercial
Mortgage Securities
#@ Series 2004-ESA E 144A 5.064% 5/14/16	40,000	40,056
Series 2007-T28 A4 5.742% 9/11/42	30,000	23,434
tCommercial Mortgage
Pass Through Certificates
# Series 2001-J1A A2 144A 6.457% 2/14/34	26,037	25,556
Series 2006-C7 A2 5.69% 6/10/46	25,000	21,515
•Credit Suisse Mortgage Capital Certificates
Series 2006-C1 AAB 5.552% 2/15/39	15,000	11,848
#Crown Castle Towers Series 2005-1A C 144A
5.074% 6/15/35	25,000	18,750
First Union National Bank-Bank of
America Commercial Mortgage Trust
Series 2001-C1 C 6.403% 3/15/33	10,000	9,747
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3 4.602% 8/10/38	20,000	19,438
Greenwich Capital Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36	25,000	20,799
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	35,000	32,534
Lehman Brothers-UBS Commercial
Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20	1,612	1,600
Series 2002-C1 A4 6.462% 3/15/31	55,000	53,199
•Merrill Lynch Mortgage Trust
Series 2006-C1 ASB 5.657% 5/12/39	35,000	27,353
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5 A1 4.275% 8/12/48	34,726	32,239
Morgan Stanley Capital I
Series 2007-IQ14 A4 5.692% 4/15/49	25,000	18,761
#@Tower 144A
Series 2006-1 B 5.588% 2/15/36	25,000	20,000
Series 2006-1 C 5.707% 2/15/36	25,000	18,750
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20 A5 5.087% 7/15/42	15,000	12,884
Series 2006-C28 A2 5.50% 10/15/48	40,000	33,146
Total Commercial Mortgage-Backed
Securities (cost $591,676)		499,372

CONVERTIBLE BOND–0.07%
•Wyeth 2.621% exercise price $60.09,
expiration date 1/15/24	12,000	11,948
Total Convertible Bond
(cost $12,840)		11,948

CORPORATE BONDS–15.02%
Banking–2.28%
Bank of America
4.90% 5/1/13	30,000	29,744

Balanced Series-7

Delaware VIP® Balanced Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
CORPORATE BONDS (continued)
Banking (continued)
5.125% 11/15/14	$10,000	$9,681
• 8.00% 12/29/49	5,000	3,602
Bank of New York Mellon 5.125% 8/27/13	60,000	61,373
BB&T
4.90% 6/30/17	10,000	9,033
5.25% 11/1/19	25,000	22,420
Citigroup 6.50% 8/19/13	65,000	65,654
JPMorgan Chase 6.00% 1/15/18	20,000	21,147
@JPMorgan Chase Capital XXV
6.80% 10/1/37	28,000	25,876
PNC Funding 5.625% 2/1/17	23,000	22,375
@•Popular North America 4.608% 4/6/09	25,000	24,619
U.S. Bank North America 4.80% 4/15/15	15,000	15,267
•USB Capital IX 6.189% 4/15/49	30,000	14,106
Wells Fargo 5.625% 12/11/17	10,000	10,451
•Wells Fargo Capital XIII 7.70% 12/29/49	55,000	45,431
		380,779
Basic Industry–0.60%
ArcelorMittal 6.125% 6/1/18	40,000	27,434
Caterpillar 7.90% 12/15/18	15,000	17,298
Lubrizol 4.625% 10/1/09	30,000	29,472
@Potlatch 13.00% 12/1/09	5,000	5,316
Rio Tinto Finance USA
5.875% 7/15/13	10,000	7,973
7.125% 7/15/28	5,000	3,538
Waste Management 7.10% 8/1/26	10,000	8,328
		99,359
Brokerage–0.92%
@AMVESCAP 4.50% 12/15/09	55,000	51,719
Goldman Sachs Group
5.95% 1/18/18	13,000	12,347
6.15% 4/1/18	35,000	33,692
@ 6.75% 10/1/37	8,000	6,513
Jefferies Group 6.45% 6/8/27	20,000	11,717
Lazard Group 6.85% 6/15/17	10,000	6,375
Morgan Stanley 5.30% 3/1/13	35,000	31,770
		154,133
Capital Goods–0.22%
Tyco Electronics Group 6.55% 10/1/17	25,000	21,043
United Technologies 6.125% 2/1/19	15,000	16,079
		37,122
Communications–3.06%
AT&T 5.60% 5/15/18	22,000	22,440
AT&T Wireless 8.125% 5/1/12	50,000	53,656
Comcast
• 5.119% 7/14/09	15,000	14,797
5.875% 2/15/18	25,000	23,731
6.30% 11/15/17	20,000	19,502
Deutsche Telekom International Finance
5.25% 7/22/13	15,000	14,516
8.75% 6/15/30	15,000	18,547
France Telecom 7.75% 3/1/11	9,000	9,475
Rogers Communications
6.80% 8/15/18	50,000	50,610
7.50% 8/15/38	10,000	10,870
Telecom Italia Capital
4.00% 1/15/10	30,000	27,607
7.721% 6/4/38	10,000	8,233
THOMSON
5.95% 7/15/13	15,000	13,979
6.50% 7/15/18	25,000	22,773
Time Warner Cable
7.30% 7/1/38	20,000	20,842
8.75% 2/14/19	20,000	21,784
Verizon Communications
5.50% 2/15/18	5,000	4,818
5.55% 2/15/16	35,000	34,245
6.10% 4/15/18	5,000	4,991
8.95% 3/1/39	20,000	25,914
#Verizon Wireless 144A 8.50% 11/15/18	10,000	11,737
#Vivendi 144A 6.625% 4/4/18	34,000	27,482
Vodafone Group
5.00% 12/16/13	15,000	14,445
5.00% 9/15/15	5,000	4,591
5.375% 1/30/15	25,000	23,577
6.15% 2/27/37	5,000	4,959
		510,121
Consumer Cyclical–0.77%
CVS Caremark
4.875% 9/15/14	20,000	18,468
5.75% 6/1/17	40,000	37,720
May Retail Holdings 6.65% 7/15/24	15,000	8,249
Target 4.00% 6/15/13	20,000	18,674
Wal-Mart Stores
6.20% 4/15/38	35,000	40,200
6.50% 8/15/37	5,000	5,958
		129,269
Consumer Non-Cyclical–2.92%
Amgen 6.375% 6/1/37	50,000	53,940
AstraZeneca 6.45% 9/15/37	15,000	17,110
Bottling Group 6.95% 3/15/14	35,000	38,045
Covidien International Finance
6.00% 10/15/17	25,000	24,704
6.55% 10/15/37	20,000	20,358
Delhaize America 9.00% 4/15/31	34,000	34,468
Delhaize Group 6.50% 6/15/17	10,000	9,094
Diageo Capital 5.75% 10/23/17	33,000	31,985
#Dr Pepper Snapple Group 144A
6.82% 5/1/18	40,000	39,521
General Mills 5.65% 9/10/12	10,000	10,216
GlaxoSmithKline Capital
4.375% 4/15/14	5,000	4,909
5.65% 5/15/18	30,000	31,567
Kraft Foods 4.125% 11/12/09	15,000	15,026

Balanced Series-8

Delaware VIP® Balanced Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
CORPORATE BONDS (continued)
Consumer Non-Cyclical (continued)
Kroger
6.80% 12/15/18	$5,000	$5,177
6.90% 4/15/38	10,000	10,513
7.50% 1/15/14	20,000	21,046
Quest Diagnostic 5.45% 11/1/15	30,000	26,355
UnitedHealth Group 5.50% 11/15/12	30,000	27,361
Wyeth 5.50% 2/1/14	65,000	66,098
		487,493
Electric–0.79%
Baltimore Gas & Electric 6.125% 7/1/13	10,000	9,261
Columbus Southern Power 6.05% 5/1/18	10,000	9,705
Commonwealth Edison
5.90% 3/15/36	5,000	4,171
6.15% 9/15/17	15,000	13,971
Detroit Edison 5.60% 6/15/18	10,000	9,593
Duke Energy Carolinas
5.75% 11/15/13	5,000	5,177
7.00% 11/15/18	10,000	11,562
Illinois Power 6.125% 11/15/17	30,000	26,957
PECO Energy 5.35% 3/1/18	10,000	9,563
PPL Electric Utilities 7.125% 11/30/13	15,000	15,920
South Carolina Electric & Gas 6.50% 11/1/18	10,000	11,214
Union Electric 6.70% 2/1/19	5,000	4,564
		131,658
Energy–0.85%
Nexen
5.05% 11/20/13	5,000	4,618
5.65% 5/15/17	10,000	8,384
Plains All American Pipeline 6.50% 5/1/18	20,000	15,976
#Ras Laffan Liquefied Natural Gas III 144A
5.832% 9/30/16	25,000	18,638
Shell International Finance 6.375% 12/15/38	30,000	33,869
Suncor Energy 5.95% 12/1/34	10,000	7,419
Talisman Energy 6.25% 2/1/38	5,000	3,640
Transocean 6.00% 3/15/18	15,000	13,685
Weatherford International
5.95% 6/15/12	10,000	9,510
6.00% 3/15/18	10,000	8,412
6.35% 6/15/17	5,000	4,274
7.00% 3/15/38	5,000	3,848
XTO Energy 6.75% 8/1/37	10,000	9,394
		141,667
Finance Companies–0.81%
General Electric Capital
5.625% 5/1/18	55,000	55,498
5.875% 1/14/38	20,000	19,644
•Hartford Financial Services Group
8.125% 6/15/38	30,000	15,815
International Lease Finance
5.35% 3/1/12	15,000	10,410
5.875% 5/1/13	25,000	16,705
6.625% 11/15/13	25,000	16,861
		134,933
Insurance–0.91%
MetLife
6.40% 12/15/36	20,000	12,028
6.817% 8/15/18	40,000	38,162
∏@Montpelier Re Holdings 6.125% 8/15/13	5,000	4,873
UnitedHealth Group 5.80% 3/15/36	40,000	30,565
Unitrin 6.00% 5/15/17	25,000	17,920
WellPoint
5.00% 1/15/11	20,000	18,912
5.00% 12/15/14	18,000	15,654
5.85% 1/15/36	10,000	8,194
5.95% 12/15/34	6,000	5,000
		151,308
Natural Gas–0.56%
Enterprise Products Operating
6.30% 9/15/17	15,000	12,716
6.50% 1/31/19	10,000	8,428
6.875% 3/1/33	5,000	3,842
Kinder Morgan Energy Partners
5.80% 3/15/35	10,000	6,981
6.95% 1/15/38	20,000	16,219
7.30% 8/15/33	10,000	8,322
TransCanada Pipelines
5.85% 3/15/36	15,000	12,798
• 6.35% 5/15/67	10,000	4,476
7.25% 8/15/38	20,000	19,968
		93,750
Real Estate–0.08%
Regency Centers 5.875% 6/15/17	20,000	12,685
		12,685
Technology–0.25%
Oracle 5.75% 4/15/18	40,000	41,914
		41,914
Total Corporate Bonds
(cost $2,510,744)		2,506,191

FOREIGN AGENCY–0.08%
Republic of Korea–0.08%
Korea Development Bank 5.30% 1/17/13	15,000	13,658
Total Foreign Agencies
(cost $15,093)		13,658

MUNICIPAL BONDS–1.70%
California State 5.00% 2/1/33	20,000	17,491
California State University
Systemwide Revenue
Series A 5.00% 11/1/30 (AMBAC)	20,000	18,100
Massachusetts Bay Transportation
Authority 5.00% 7/1/19	5,000	5,479
New Jersey Economic Development
Authority Revenue (Cigarette Tax)
5.75% 6/15/29	40,000	28,870
New York State Urban Development
Series A-1 5.25% 3/15/34 (FGIC)	35,000	34,445

Balanced Series-9

Delaware VIP® Balanced Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
MUNICIPAL BONDS (continued)
North Texas Tollway Authority Revenue
Refunding Series A
5.50% 1/1/18	$5,000	$4,990
6.00% 1/1/19	5,000	5,122
6.00% 1/1/20	10,000	10,181
Oregon State Taxable Pension 5.892% 6/1/27	35,000	33,917
Portland, Oregon Sewer System Revenue
First Lien Series A 5.00% 6/15/18	25,000	27,341
Texas Transportation Community
Mobility 5.00% 4/1/19	15,000	16,442
Triborough, New York Bridge & Tunnel
Authority Series A
5.00% 11/15/18	20,000	21,694
5.00% 11/15/19	20,000	21,252
University of Texas Financing Authority
Refunding Series A 5.25% 8/15/18	5,000	5,661
West Virginia Economic Development
Authority 5.37% 7/1/20 (MBIA)	15,000	14,030
@West Virginia Tobacco Settlement Finance
Authority 7.467% 6/1/47	30,000	18,911
Total Municipal Bonds
(cost $314,187)		283,926

NON-AGENCY ASSET-BACKED
SECURITIES–3.55%
•Bank of America Credit Card Trust
Series 2008-A5 A5 2.395% 12/16/13	35,000	31,113
Series 2008-A7 A7 1.895% 12/15/14	10,000	8,318
Capital Auto Receivables Asset Trust
Series 2007-3 A3A 5.02% 9/15/11	25,000	24,400
Capital One Multi-Asset Execution Trust
Series 2007-A7 A7 5.75% 7/15/20	25,000	18,783
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	10,000	9,933
Series 2008-A A3 4.94% 4/25/14	20,000	19,367
•Citibank Credit Card Issuance Trust
Series 2007-A6 A6 4.74% 7/12/12	100,000	91,876
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11	30,000	29,498
Series 2008-A3 4.12% 5/15/12	5,000	4,818
Series 2008-A A4A 4.93% 8/15/14	10,000	9,222
Series 2008-B A3A 4.78% 7/16/12	10,000	9,564
Daimler Chrysler Auto Trust
Series 2008-B A3A 4.71% 9/10/12	15,000	13,876
Discover Card Master Trust
Series 2008-A4 A4 5.65% 12/15/15	60,000	53,262
#•Golden Credit Card Trust
Series 2008-3 A 144A 2.195% 7/15/17	100,000	85,001
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12	13,399	13,075
Series 2007-2 A3 5.10% 5/15/12	5,000	4,965
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	10,000	9,829
Series 2008-A A3 4.93% 12/17/12	15,000	12,684
John Deere Owner Trust
Series 2008-A A3 4.18% 6/15/12	15,000	14,380
#@MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35	16,278	12,371
•MBNA Credit Card Master Note Trust
Series 2005-A4 1.235% 11/15/12	10,000	9,218
@•Merrill Lynch Mortgage Investors
Series 2006-AR1 A2C 0.631% 3/25/37	25,000	16,935
@Mid-State Trust
Series 11 A1 4.864% 7/15/38	15,981	13,932
Series 2004-1 A 6.005% 8/15/37	8,171	6,892
# Series 2006-1 A 144A 5.787% 10/15/40	18,937	15,368
∏@Renaissance Home Equity Loan Trust
Series 2007-2 AF2 5.675% 6/25/37	25,000	18,946
∏@Structured Asset Securities
Series 2001-SB1 A2 3.375% 8/25/31	24,533	20,113
World Omni Auto Receivables Trust
Series 2008-A A3A 3.94% 1/15/12	15,000	14,279
Total Non-Agency Asset-Backed
Securities (cost $670,160)		592,018

NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS–7.63%
•Adjustable Rate Mortgage Trust
Series 2005-10 3A11 5.414% 1/25/36	31,418	22,566
@American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35	34,224	24,381
Bank of America Alternative Loan Trust
Series 2003-10 2A1 6.00% 12/25/33	49,850	45,332
Series 2004-2 1A1 6.00% 3/25/34	29,682	24,618
@ Series 2005-3 2A1 5.50% 4/25/20	28,716	22,389
@ Series 2005-5 2CB1 6.00% 6/25/35	32,053	18,571
@ Series 2005-9 5A1 5.50% 10/25/20	17,806	13,883
@•Bank of America Funding
Series 2006-F 1A2 5.177% 7/20/36	34,574	12,483
Bank of America Mortgage Securities
@• Series 2003-D 1A2 5.372% 5/25/33	138	101
Series 2005-9 2A1 4.75% 10/25/20	32,447	30,703
Chase Mortgage Finance
Series 2003-S8 A2 5.00% 9/25/18	59,670	55,271
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21	21,905	19,050
Countrywide Alternative Loan Trust
Series 2004-28CB 6A1 6.00% 1/25/35	14,152	12,445
Series 2004-J7 1A2 4.673% 8/25/34	901	831
∏@• Series 2005-63 3A1 5.886% 11/25/35	40,023	19,151
@ Series 2006-2CB A3 5.50% 3/25/36	25,389	16,536
tCountrywide Home Loan Mortgage
Pass Through Trust
@• Series 2004-12 1M 4.725% 8/25/34	24,462	6,827
Series 2005-23 A1 5.50% 11/25/35	19,587	15,571
Series 2006-1 A2 6.00% 3/25/36	32,420	21,701
@ Series 2006-17 A5 6.00% 12/25/36	17,088	15,953

Balanced Series-10

Delaware VIP® Balanced Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS
(continued)
Countrywide Home Loan Mortgage
Pass Through Trust (continued)
∏@•Series 2006-HYB3 3A1A
6.057% 5/20/36	$38,079	$34,157
Credit Suisse First Boston
Mortgage Securities
Series 2003-29 5A1 7.00% 12/25/33	8,812	7,884
Series 2004-1 3A1 7.00% 2/25/34	5,810	5,198
First Horizon Asset Securities
Series 2003-5 1A17 8.00% 7/25/33	13,701	13,167
• Series 2004-AR5 4A1 5.708% 10/25/34	29,111	18,509
• Series 2007-AR2 1A1 5.846% 8/25/37	16,523	10,746
• Series 2007-AR3 2A2 6.298% 11/25/37	50,726	32,766
•GMAC Mortgage Loan Trust
Series 2005-AR2 4A 5.173% 5/25/35	34,627	22,424
#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	23,062	23,004
Series 2005-RP1 1A3 8.00% 1/25/35	17,415	15,701
Series 2005-RP1 1A4 8.50% 1/25/35	9,682	8,990
@GSR Mortgage Loan Trust
Series 2006-1F 5A2 6.00% 2/25/36	35,082	18,571
•JPMorgan Mortgage Trust
Series 2005-A1 4A1 4.777% 2/25/35	35,323	27,560
Series 2005-A4 1A1 5.397% 7/25/35	41,605	29,308
Series 2005-A6 1A2 5.14% 9/25/35	60,000	34,357
@Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35	23,906	20,211
Series 2006-1 3A3 5.50% 2/25/36	34,135	27,765
•MASTR Adjustable Rate Mortgages Trust
Series 2003-6 1A2 5.71% 12/25/33	7,103	5,780
@ Series 2005-1 B1 5.442% 3/25/35	36,679	3,858
Series 2005-6 7A1 5.336% 6/25/35	24,146	13,684
MASTR Alternative Loans Trust
Series 2003-6 3A1 8.00% 9/25/33	4,861	4,811
#MASTR Reperforming Loan Trust 144A
Series 2005-1 1A5 8.00% 8/25/34	26,746	28,943
Series 2005-2 1A4 8.00% 5/25/35	12,529	13,511
Prime Mortgage Trust
Series 2004-CL1 1A1 6.00% 2/25/34	12,805	11,900
Residential Asset Mortgage Products
Series 2004-SL1 A3 7.00% 11/25/31	3,450	3,466
Series 2004-SL4 A3 6.50% 7/25/32	17,145	15,232
@ Series 2005-SL1 A2 6.00% 5/25/32	18,249	17,291
•Residential Funding Mortgage Securities I
Series 2006-SA3 3A1 6.048% 9/25/36	35,228	21,986
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-18 5A 5.50% 12/25/34	30,862	22,530
@• Series 2006-5 5A4 5.521% 6/25/36	24,623	8,333
Structured Asset Securities
• Series 2002-22H 1A 6.939% 11/25/32	8,008	7,572
Series 2004-12H 1A 6.00% 5/25/34	27,524	25,822
@tWashington Mutual Alternative Mortgage
Pass Through Certificates
Series 2005-9 3CB 5.50% 10/25/20	42,608	33,221
Series 2006-5 2CB3 6.00% 7/25/36	53,534	25,523
•tWashington Mutual Mortgage
Pass Through Certificates
@ Series 2006-AR8 2A3 6.127% 8/25/36	15,061	4,930
Series 2006-AR10 1A1 5.929% 9/25/36	32,291	18,671
Series 2006-AR14 1A4 5.631% 11/25/36	23,351	12,338
Series 2007-HY3 4A1 5.347% 3/25/37	67,673	38,719
Wells Fargo Mortgage Backed Securities Trust
• Series 2004-T A1 4.864% 9/25/34	8,219	5,584
@ Series 2005-11 1A3 5.50% 11/25/35	82,867	39,362
Series 2006-7 2A1 6.00% 6/25/36	71,888	52,433
• Series 2006-AR6 7A1 5.113% 3/25/36	67,768	50,747
• Series 2006-AR10 5A1 5.594% 7/25/36	31,920	18,094
Series 2007-13 A7 6.00% 9/25/37	31,520	20,783
Total Non-Agency Collateralized
Mortgage Obligations
(cost $1,832,117)		1,273,805

U.S. TREASURY OBLIGATIONS–0.91%
U.S. Treasury Bond 4.375% 2/15/38	5,000	6,698
U.S. Treasury Notes
1.50% 12/31/13	10,000	9,980
3.75% 11/15/18	120,000	135,882
Total U.S. Treasury Obligations
(cost $138,549)		152,560

REPURCHASE AGREEMENT*–3.15%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $526,000 (collateralized by U.S.
Government obligations, 10/22/09;
with market value $537,050)	526,000	526,000
Total Repurchase Agreement
(cost $526,000)		526,000

Total Value of Securities
Before Securities Lending
Collateral–100.53% (cost $19,407,800)		16,775,368

	Number of
	Shares
SECURITIES LENDING COLLATERAL**–0.00%
Investment Company
† Mellon GSL DBT II Liquidation Trust	8,262	273
Total Securities Lending Collateral
(cost $8,262)		273

Balanced Series-11

Delaware VIP® Balanced Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.53% (cost $19,416,062)	$16,775,641
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(0.05%)	(8,262)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.48%)	(80,724)
NET ASSETS APPLICABLE TO 1,510,604 SHARES OUTSTANDING–100.00%	$16,686,655
NET ASSET VALUE-DELAWARE VIP BALANCED SERIES STANDARD CLASS ($16,686,574 / 1,510,597 Shares)	$11.05
NET ASSET VALUE-DELAWARE VIP BALANCED SERIES SERVICE CLASS ($80.90 / 7.27 Shares)	$11.13
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$38,667,008
Undistributed net investment income	695,884
Accumulated net realized loss on investments	(20,036,531)
Net unrealized depreciation of investments	(2,639,706)
Total net assets	$16,686,655
____________________

*	See Note 1 in “Notes to financial statements.”
**	See Note 11 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of December 31, 2008.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $423,379, which represented 2.54% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2008, the aggregate amount of restricted securities was $97,240 or 0.58% of the Series’ net assets. Further details on these holdings appear below and in Note 12 in “Notes to financial statements.”

Investment	Date of Acquisition	Cost	Value
Countrywide Alternative Loan Trust Series 2005-63 3A1 5.886% 11/25/35	9/28/05	$40,486	$19,151
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB3 3A1A 6.057% 5/20/36	3/29/06	38,328	34,157
Montpelier Re Holdings 6.125% 8/15/13	10/5/06	4,860	4,873
Renaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37	5/14/07	25,000	18,946
Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	12/7/04	23,137	20,113
Total		$131,811	$97,240

@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $704,687, which represented 4.22% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
†	Non-income producing security.

Summary of Abbreviations:
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
FGIC – Insured by the Financial Guaranty Insurance Company
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MBIA – Insured by the Municipal Bond Insurance Association
S.F. – Single Family
TBA – To be announced
yr – Year

Balanced Series-12

Delaware VIP® Balanced Series
Statement of Net Assets (continued)

The following swap contracts were outstanding at December 31, 2008:

Swap Contracts[1]
Credit Default Swap Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
Macy’s 10 yr CDS	$ 5,000	5.20%	12/20/18	$315
Citigroup Global Markets
CenturyTel 5 yr CDS	19,500	1.71%	9/20/13	(255)
Hartford Financial CDS	10,000	4.30%	12/20/13	467
Hartford Financial CDS	10,000	4.95%	12/30/13	222
JPMorgan Chase Bank, National Association
Embarq 6 yr CDS	5,000	2.60%	9/20/14	(210)
Embarq 7 yr CDS	10,000	0.77%	9/20/14	511
Hartford Financial CDS	5,000	7.00%	12/20/13	(277)
	$64,500			$773

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

____________________

1See Note 10 in “Notes to financial statements.”

See accompanying notes

Balanced Series-13

Delaware VIP® Trust —
Delaware VIP Balanced Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$492,086
Dividends	399,800
Securities lending income	9,483
901,369

EXPENSES:
Management fees	140,043
Pricing fees	18,414
Audit and tax	15,085
Dividend disbursing and transfer agent fees and expenses	10,661
Reports and statements to shareholders	9,595
Accounting and administration expenses	8,618
Custodian fees	5,588
Legal fees	2,447
Dues and services	1,556
Trustees’ fees	1,271
Insurance fees	653
Consulting fees	262
Trustees’ expenses	84
Registration fees	58
Distribution expenses – Service Class	2
214,337
Less expense paid indirectly	(287)
Total operating expenses	214,050

NET INVESTMENT INCOME	687,319

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(2,316,437)
Foreign currencies	(432)
Futures contracts	(21,161)
Written options	24,287
Swap contracts	46,633
Net realized loss	(2,267,110)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(3,793,659)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCIES	(6,060,769)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(5,373,450)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Balanced Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$687,319	$916,358
Net realized gain (loss) on investments	(2,267,110)	2,133,550
Net change in unrealized appreciation/
depreciation of investments and foreign
currencies	(3,793,659)	(2,788,302)
Net increase (decrease) in net assets
resulting from operations	(5,373,450)	261,606

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(936,809)	(1,095,621)
Service Class	(4)	(180)
	(936,813)	(1,095,801)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	887,344	1,304,963
Service Class	2	–
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	936,809	1,095,621
Service Class	4	180
	1,824,159	2,400,764
Cost of shares repurchased:
Standard Class	(5,845,594)	(10,175,063)
Service Class	(5,606)	–
	(5,851,200)	(10,175,063)
Decrease in net assets derived
from capital share transactions	(4,027,041)	(7,774,299)

NET DECREASE IN NET ASSETS	(10,337,304)	(8,608,494)

NET ASSETS:
Beginning of year	27,023,959	35,632,453
End of year (including undistributed
net investment income of $695,884
and $935,008, respectively)	$16,686,655	$27,023,959

See accompanying notes

Balanced Series-14

Delaware VIP® Trust — Delaware VIP Balanced Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Balanced Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$14.800	$15.260	$13.530	$13.360	$12.890

Income (loss) from investment operations:
Net investment income[1]	0.411	0.441	0.405	0.341	0.245
Net realized and unrealized gain (loss) on investments
and foreign currencies	(3.622)	(0.404)	1.739	0.135	0.493
Total from investment operations	(3.211)	0.037	2.144	0.476	0.738

Less dividends and distributions from:
Net investment income	(0.539)	(0.497)	(0.414)	(0.306)	(0.268)
Total dividends and distributions	(0.539)	(0.497)	(0.414)	(0.306)	(0.268)

Net asset value, end of period	$11.050	$14.800	$15.260	$13.530	$13.360

Total return[2]	(22.48% )	0.33%	16.20%	3.68%	5.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,687	$27,018	$35,626	$38,227	$45,407
Ratio of expenses to average net assets	0.99%	0.83%	0.81%	0.80%	0.77%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.99%	0.86%	0.84%	0.85%	0.77%
Ratio of net investment income to average net assets	3.19%	2.89%	2.88%	2.57%	1.91%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.19%	2.86%	2.85%	2.52%	1.91%
Portfolio turnover	131%	134%	131%	200%	247%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Balanced Series-15

Delaware VIP® Balanced Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Balanced Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$14.770	$15.240	$13.520	$13.340	$12.880

Income (loss) from investment operations:
Net investment income[1]	0.376	0.403	0.371	0.310	0.214
Net realized and unrealized gain (loss) on investments
and foreign currencies	(3.515)	(0.409)	1.732	0.145	0.488
Total from investment operations	(3.139)	(0.006)	2.103	0.455	0.702

Less dividends and distributions from:
Net investment income	(0.501)	(0.464)	(0.383)	(0.275)	(0.242)
Total dividends and distributions	(0.501)	(0.464)	(0.383)	(0.275)	(0.242)

Net asset value, end of period	$11.130	$14.770	$15.240	$13.520	$13.340

Total return[2]	(21.98% )	0.05%	15.88%	3.51%	5.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$—	$6	$6	$5	$5
Ratio of expenses to average net assets	1.24%	1.08%	1.06%	1.05%	1.02%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.29%	1.16%	1.14%	1.15%	1.07%
Ratio of net investment income to average net assets	2.94%	2.64%	2.63%	2.32%	1.66%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.89%	2.56%	2.55%	2.22%	1.61%
Portfolio turnover	131%	134%	131%	200%	247%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Balanced Series-16

Delaware VIP® Trust — Delaware VIP Balanced Series
Notes to Financial Statements|
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Balanced Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates during the year ended December 31, 2008.

Balanced Series-17

Delaware VIP® Balanced Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)
The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $1,077 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$8,939	$849	$—	$3,160
____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $1,470 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$20,418,624
Purchases of U.S. government securities	7,254,914
Sales other than U.S. government securities	23,323,477
Sales of U.S. government securities	8,839,406

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$19,440,118	$602,575	$(3,267,052)	$(2,664,477)

Balanced Series-18

Delaware VIP® Balanced Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives
Level 1	$8,743,123	$ –
Level 2	7,903,440	773
Level 3	129,078	–
Total	$16,775,641	$773

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$232,413
Realized loss	(4,138)
Net change in unrealized appreciation/depreciation	(29,105)
Net purchases, sales, and settlements	(16,719)
Net transfers in and/or out of Level 3	(53,373)
Balance as of 12/31/08	$129,078

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(33,033)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$936,813	$1,095,801

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$38,667,008
Undistributed ordinary income	696,599
Capital loss carryforwards	(19,904,787)
Post-October losses	(93,677)
Other temporary difference	(14,011)
Unrealized depreciation of investments
and swap contracts	(2,664,477)
Net assets	$16,686,655

Balanced Series-19

Delaware VIP® Balanced Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of CDS contracts, market discount and premium on debt instruments and straddle deferrals.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on paydowns of mortgage- and asset-backed securities, gain (loss) on foreign currency transactions, CDS contracts and market discount and premium on certain debt instruments and contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss
$10,370	$(10,370)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $7,639,801 expires in 2009; $9,576,012 expires in 2010; $473,349 expires in 2011; and $2,215,625 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	72,666	84,727

Shares issued upon reinvestment of dividends and distributions:
Standard Class	68,883	72,993
Service Class	–	12
	141,549	157,732
Shares repurchased:
Standard Class	(456,413)	(667,221)
Service Class	(393)	–
	(456,806)	(667,221)
Net decrease	(315,257)	(509,489)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Financial Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. No financial future contracts were outstanding at December 31, 2008.

Balanced Series-20

Delaware VIP® Balanced Series
Notes to Financial Statements (continued)

9. Written Options
During the year ended December 31, 2008, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2008 for the Series were as follows:

	Number of
	contracts	Premiums
Options outstanding at December 31, 2007	–	$ –
Options written	63	39,756
Options expired	(19)	(11,418)
Options terminated in closing purchase transactions	(44)	(28,338)
Options outstanding at December 31, 2008	–	$ –

10. Swap Contracts
The Series may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2008, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Series had invested in the referenced obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

Balanced Series-21

Delaware VIP® Balanced Series
Notes to Financial Statements (continued)

11. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower. There were no securities on loan at December 31, 2008.

12. Credit and Market Risk
The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

13. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
–	100%	100%	52%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on a percentage of the Series’ ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Balanced Series-22

Delaware VIP® Trust — Delaware VIP Balanced Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Balanced Series

We have audited the accompanying statement of net assets of the Delaware VIP Balanced Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Balanced Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Balanced Series-23

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 —
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Balanced Series-24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Balanced Series-25

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPBAL [12/08] DG3 2/09 (4063)	Balanced Series-26

Delaware VIP® Trust
Delaware VIP Capital Reserves Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Capital Reserves Series

     For the 12-month period ended Dec. 31, 2008, Delaware VIP Capital Reserves Series returned -0.28% for Standard Class shares and -0.64% for Service Class shares (both figures reflect all distributions reinvested). During the same period, the Series’ benchmark index, the Merrill Lynch 1–3 Year Treasury Index, returned +6.61%.

     Delaware VIP Capital Reserves Series seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. The Series invests primarily in short-term securities, including these three types: 1) securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, 2) instruments secured by U.S. government securities, and 3) debt securities issued by U.S. corporations.

     Although the Series may be appropriate for an investor who has long-term goals and seeks a relatively stable and high flow of income, it is not a money market fund and is not designed for stability of principal, as most money market funds are.

     While the short-term profile of the series shielded it to some degree from the year’s market volatility, the year 2008 followed 2007 as another tumultuous period for diversified bond portfolios, especially those that have some exposure to corporate and mortgage-backed debt. During the year, the U.S. housing sector fell into a deep slump and financial institutions dealt with an increased rate of home foreclosures. Risk aversion and fears surrounding the deepening credit crunch dampened performance within both the equity and fixed income markets for the annual period.

     The Federal Reserve took a wide variety of steps to bring liquidity back to the fixed income markets. Among other measures, the Federal Open Market Committee (FOMC) lowered the target fed funds rate from 4.25% in January to a floating rate between zero and 0.25% by December.

     Recognizing the difficult market terrain that had emerged, our general strategy from the start of the fiscal period involved moving the Series further into high-quality securities to avoid the most treacherous market conditions. To this end, we generally increased its position in Treasurys during the period. We also raised the Series’ exposure to more conservative government-backed mortgage-backed securities (MBS) during the year in search of a higher yield.

     This decision proved beneficial to the Series’ performance, as yields on Treasurys declined significantly during the period, and as investors welcomed the transition of government agencies Fannie Mae and Freddie Mac to conservatorship in September. Alternatively, the Series’ exposure to Treasury inflation-protected securities (TIPS) detracted from its return, as TIPS were hurt by the deflationary environment that prevailed throughout much of the second half of the period. TIPS are a special type of Treasury note or bond for which the coupon payments and underlying principal are adjusted to account for changes in inflation as measured by the consumer price index (CPI).

     Although our general strategy involved moving the Series toward a more conservative posture early during the year, we also cautiously increased its exposure to higher-yielding corporate securities during the fourth quarter of 2008, when we began to believe that significant long-term value opportunities existed.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Capital Reserves Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Capital Reserves Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	-0.28%	+2.89%	+2.83%	+4.25%	+5.65%
Service Class shares (commenced operations on May 1, 2000)	-0.64%	+2.62%	+2.48%	n/a	+4.54%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.62% and 0.87%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.68% and 0.98%, respectively. The management fee for Standard Class and Service Class shares was 0.50%.

Capital Reserves Series-1

Delaware VIP® Capital Reserves Series (continued)

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart on the previous page and in the Performance of a $10,000 Investment chart below.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

The Series will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Series may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a Series may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the credit worthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

Series investments are subject to the risk that portfolio holdings, particularly longer-maturity bonds, will decrease in value if interest rates rise.

The Series may be affected by economic conditions that may hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Capital Reserves Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Merrill Lynch 1–3 Year Treasury Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The Merrill Lynch 1–3 Year Treasury Index generally tracks the market for U.S. Treasury securities with maturities of one to three years.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Capital Reserves Series-2

Delaware VIP® Trust — Delaware VIP Capital Reserves Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$988.30	0.62%	$3.10
Service Class	1,000.00	985.90	0.87%	4.34
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,022.02	0.62%	$3.15
Service Class	1,000.00	1,020.76	0.87%	4.42

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Capital Reserves Series-3

Delaware VIP® Trust — Delaware VIP Capital Reserves Series
Sector Allocation and Credit Quality Breakdown
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	1.30%
Agency Mortgage-Backed Securities	16.60%
Agency Obligations	15.36%
Commercial Mortgage-Backed Securities	1.89%
Convertible Bond	0.45%
Corporate Bonds	32.29%
Banking	4.85%
Basic Industry	0.89%
Brokerage	1.82%
Capital Goods	1.09%
Communications	7.10%
Consumer Cyclical	1.67%
Consumer Non-Cyclical	5.53%
Electric	2.89%
Energy	0.57%
Finance Companies	1.75%
Insurance	1.68%
Natural Gas	1.51%
Technology	0.94%
Municipal Bond	0.82%
Non-Agency Asset-Backed Securities	7.78%
Non-Agency Collateralized Mortgage Obligations	2.20%
Senior Secured Loans	0.98%
U.S. Treasury Obligations	16.40%
Preferred Stock	0.64%
Repurchase Agreement	2.83%
Securities Lending Collateral	8.55%
Total Value of Securities	108.11%
Obligation to Return Securities Lending Collateral	(8.99%)
Receivables and Other Assets Net of Liabilities	0.88%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	64.66%
AA	4.85%
A	17.15%
BBB	9.72%
BB	3.42%
B	0.17%
CCC	0.03%
Total	100.00%

Capital Reserves Series-4

Delaware VIP® Trust — Delaware VIP Capital Reserves Series
Statement of Net Assets
December 31, 2008

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
AGENCY ASSET-BACKED SECURITIES–0.02%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	$27,493	$22,589
Total Agency Asset-Backed
Securities (cost $27,270)		22,589

AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS–1.30%
Fannie Mae
Series 2003-32 PH 5.50% 3/25/32	581,996	595,699
Series 2005-67 EY 5.50% 8/25/25	40,000	39,809
Fannie Mae Grantor Trust
Series 2001-T8 A2 9.50% 7/25/41	18,523	20,712
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44	42,992	43,999
Freddie Mac
Series 2326 ZQ 6.50% 6/15/31	92,112	96,320
Series 3094 US 6.75% 9/15/34	262,648	253,387
Series 3416 GK 4.00% 7/15/22	231,044	228,165
Freddie Mac Stated Final
Series 5 GC 2.95% 12/15/09	17,253	17,285
•Freddie Mac Strip Series 19 F 3.891% 6/1/28	15,854	7,211
tFreddie Mac Structured Pass Through
Securities Series T-58 2A 6.50% 9/25/43	46,827	47,925
GNMA
Series 2002-28 B 5.779% 7/16/24	14,799	15,085
Series 2003-78 B 5.11% 10/16/27	55,000	56,413
Total Agency Collateralized Mortgage
Obligations (cost $1,397,026)		1,422,010

AGENCY MORTGAGE-BACKED
SECURITIES–16.60%
Fannie Mae
6.50% 8/1/17	21,056	21,860
7.00% 11/15/16	32,044	33,688
8.50% 9/20/10	1,792	1,921
9.00% 4/1/09	229	229
•Fannie Mae ARM
4.373% 6/1/34	40,637	40,768
4.523% 8/1/34	35,014	35,261
4.748% 1/1/35	1,708,773	1,727,880
4.794% 11/1/35	364,847	366,089
4.83% 9/1/35	1,140,514	1,142,505
5.043% 10/1/33	25,865	25,726
5.046% 8/1/35	55,781	56,688
5.13% 12/1/33	25,461	25,430
5.163% 9/1/38	2,064,223	2,102,507
5.397% 4/1/36	1,051,892	1,069,301
5.578% 8/1/37	733,758	750,200
5.844% 4/1/37	1,801,386	1,866,636
5.916% 8/1/37	614,984	626,886
6.126% 6/1/36	180,515	186,377
6.141% 7/1/36	154,117	159,134
6.167% 8/1/37	1,121,035	1,158,390
6.283% 7/1/36	161,560	166,668
6.305% 4/1/36	61,872	63,742
6.329% 8/1/36	179,539	185,498
Fannie Mae FHAVA 9.00% 6/1/09	861	863
Fannie Mae Relocation 30 yr
Pool #763656 5.00% 1/1/34	89,289	91,734
Pool #763742 5.00% 1/1/34	106,270	109,121
Fannie Mae S.F. 15 yr
5.00% 9/1/18	325,831	336,363
6.00% 3/1/18	1,873,965	1,952,420
7.50% 3/1/15	6,428	6,698
8.00% 10/1/14	3,923	3,955
8.00% 10/1/16	25,977	27,393
Fannie Mae S.F. 30 yr
5.00% 12/1/37	105,835	108,182
5.00% 1/1/38	190,886	195,119
5.00% 2/1/38	89,674	91,653
6.00% 8/1/38	1,247,608	1,285,675
7.50% 12/1/10	63	64
7.50% 6/1/31	18,541	19,629
8.50% 5/1/11	560	575
8.50% 8/1/12	985	1,038
9.00% 7/1/20	33,752	36,615
10.00% 8/1/19	32,378	35,498
•Freddie Mac ARM
5.329% 4/1/33	13,883	13,778
5.673% 7/1/36	293,511	298,354
5.952% 4/1/34	6,867	6,920
Freddie Mac Balloon 5 yr 4.00% 1/1/09	44,874	44,872
Freddie Mac Balloon 7 yr
4.50% 10/1/09	67,145	67,234
5.00% 6/1/11	137,958	136,675
5.00% 11/1/11	149,395	150,038
Freddie Mac S.F. 15 yr
4.00% 11/1/13	98,575	100,069
4.00% 3/1/14	119,893	121,743
5.00% 4/1/20	318,872	328,581
8.00% 5/1/15	31,549	33,497
8.50% 10/1/15	3,202	3,476
Freddie Mac S.F. 30 yr
6.00% 6/1/38	628,396	647,962
7.00% 11/1/33	20,191	21,218
9.00% 4/1/17	2,151	2,333
GNMA I S.F. 15 yr
6.00% 1/15/09	69	71
8.50% 8/15/10	1,295	1,304
GNMA I S.F. 30 yr
7.00% 12/15/34	64,109	67,552
11.00% 11/15/10	47,429	48,862
GNMA II S.F. 30 yr
12.00% 6/20/14	4,626	5,321
12.00% 3/20/15	569	653
12.00% 2/20/16	607	711
Total Agency Mortgage-Backed
Securities (cost $17,912,026)		18,217,203

Capital Reserves Series-5

Delaware VIP® Capital Reserves Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
AGENCY OBLIGATIONS–15.36%
Fannie Mae
2.50% 4/9/10	$2,710,000	$2,756,542
2.875% 10/12/10	2,265,000	2,337,269
* 3.625% 2/12/13	130,000	137,713
* 5.00% 2/16/12	1,965,000	2,157,627
Federal Farm Credit Bank 3.50% 10/3/11	1,000,000	1,054,221
Federal Home Loan Bank
3.375% 10/20/10	3,055,000	3,178,624
3.625% 10/18/13	115,000	121,112
* 4.375% 9/17/10	1,120,000	1,183,240
• 8.00% 7/7/23	500,000	502,500
*Freddie Mac 2.875% 11/23/10	3,325,000	3,430,332
Total Agency Obligations
(cost $16,285,672)		16,859,180

COMMERCIAL MORTGAGE-BACKED
SECURITIES–1.89%
#American Tower Trust Series 2007-1A AFX
144A 5.42% 4/15/37	95,000	78,033
•Bank of America Commercial Mortgage
Series 2004-3 A5 5.319% 6/10/39	90,000	78,956
Bear Stearns Commercial
Mortgage Securities
#@ Series 2004-ESA E 144A 5.064% 5/14/16	265,000	265,372
Series 2005-PW10 A1 5.085% 12/11/40	632,627	616,144
#tCommercial Mortgage Pass Through
Certificates Series 2001-J1A A2 144A
6.457% 2/14/34	43,394	42,593
#Crown Castle Towers 144A
• Series 2005-1A AFL 1.575% 6/15/35	110,000	89,141
Series 2006-1A B 5.362% 11/15/36	250,000	182,500
First Union National Bank-Bank of America
Commercial Mortgage Trust
Series 2001-C1 C 6.403% 3/15/33	45,000	43,861
General Electric Capital Commercial
Mortgage Series 2002-1A A3
6.269% 12/10/35	100,000	93,910
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3 4.602% 8/10/38	95,000	92,328
Greenwich Capital Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36	70,000	58,236
Lehman Brothers-UBS Commercial
Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20	9,673	9,599
Series 2003-C8 A2 4.207% 11/15/27	40,570	39,454
Merrill Lynch/Countrywide Commercial
Mortgage Trust Series 2007-5 A1
4.275% 8/12/48	156,265	145,073
#SBA Commercial Mortgage Securities Trust
Series 2006-1A B 144A 5.451% 11/15/36	150,000	110,067
#@Tower 144A
Series 2006-1 B 5.588% 2/15/36	30,000	24,000
Series 2006-1 C 5.707% 2/15/36	45,000	33,750
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20 A5 5.087% 7/15/42	80,000	68,717
Total Commercial Mortgage-Backed
Securities (cost $2,218,755)		2,071,734

CONVERTIBLE BOND–0.45%
^Omnicom Group 0.162% 2/7/31	500,000	496,250
Total Convertible Bond
(cost $482,297)		496,250

CORPORATE BONDS–32.29%
Banking–4.85%
Bank of America
4.375% 12/1/10	370,000	370,936
* 4.90% 5/1/13	450,000	446,155
Bank of New York Mellon
4.95% 1/14/11	410,000	416,005
5.125% 8/27/13	575,000	588,160
Bank One 5.90% 11/15/11	140,000	140,541
BB&T 6.50% 8/1/11	555,000	562,096
Citigroup
4.625% 8/3/10	200,000	196,775
6.50% 8/19/13	515,000	520,192
JPMorgan Chase
4.75% 5/1/13	235,000	232,114
5.60% 6/1/11	170,000	170,897
5.75% 1/2/13	190,000	192,934
PNC Funding 7.50% 11/1/09	280,000	279,658
Silicon Valley Bank 5.70% 6/1/12	380,000	330,127
U.S. Bank North America 6.375% 8/1/11	94,000	97,844
•USB Capital IX 6.189% 4/15/49	190,000	89,338
Wells Fargo Bank 4.875% 1/12/11	225,000	225,115
•Wells Fargo Capital XIII 7.70% 12/29/49	565,000	466,697
		5,325,584
Basic Industry–0.89%
ArcelorMittal 5.375% 6/1/13	550,000	415,160
#*@Evraz Group 144A 9.50% 4/24/18	100,000	50,500
Lubrizol 4.625% 10/1/09	120,000	117,890
#@Nine Dragons Paper Holdings 144A
8.875% 4/29/13	110,000	37,342
Rio Tinto Finance USA 5.875% 7/15/13	380,000	302,958
#@Severstal 144A 9.75% 7/29/13	100,000	53,500
		977,350
Brokerage–1.82%
@AMVESCAP 4.50% 12/15/09	120,000	112,843
Goldman Sachs Group
5.70% 9/1/12	570,000	543,955
6.875% 1/15/11	445,000	448,460
Morgan Stanley
* 4.00% 1/15/10	280,000	271,934
5.30% 3/1/13	680,000	617,244
		1,994,436

Capital Reserves Series-6

Delaware VIP® Capital Reserves Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
CORPORATE BONDS (continued)
Capital Goods–1.09%
Allied Waste North America 5.75% 2/15/11	$362,000	$339,539
Caterpillar 7.00% 12/15/13	300,000	323,579
Waste Management 7.375% 8/1/10	525,000	532,224
		1,195,342
Communications–7.10%
American Tower 7.125% 10/15/12	360,000	356,400
AT&T Wireless 8.125% 5/1/12	965,000	1,035,588
*Citizens Communications 7.125% 3/15/19	74,000	49,950
Comcast
5.45% 11/15/10	315,000	311,487
5.50% 3/15/11	215,000	210,557
CSC Holdings 6.75% 4/15/12	330,000	303,600
Deutsche Telekom International Finance
8.50% 6/15/10	470,000	484,298
DirecTV Holdings/Finance 8.375% 3/15/13	330,000	330,000
France Telecom 7.75% 3/1/11	41,000	43,166
Inmarsat Finance 10.375% 11/15/12	160,000	142,600
Intelsat Jackson Holdings 11.25% 6/15/16	35,000	32,025
Rogers Wireless
8.00% 12/15/12	250,000	240,625
9.625% 5/1/11	675,000	704,712
Sprint Capital 8.375% 3/15/12	509,000	407,466
Telecom Italia Capital 4.00% 1/15/10	530,000	487,718
Thomson Reuters 5.95% 7/15/13	265,000	246,961
Time Warner Cable
5.40% 7/2/12	280,000	261,652
8.25% 2/14/14	495,000	502,677
Verizon Global Funding 6.875% 6/15/12	580,000	598,772
#Verizon Wireless 144A 7.375% 11/15/13	325,000	343,250
Vodafone Group 5.00% 12/16/13	605,000	582,620
Windstream 8.125% 8/1/13	130,000	120,250
		7,796,374
Consumer Cyclical–1.67%
CVS Caremark 4.00% 9/15/09	600,000	592,824
Lear 8.75% 12/1/16	38,000	11,210
MGM Mirage 8.50% 9/15/10	300,000	253,500
Ryland Group 5.375% 5/15/12	125,000	91,875
Target
5.125% 1/15/13	230,000	227,298
6.35% 1/15/11	540,000	552,394
Wal-Mart Stores
4.25% 4/15/13	40,000	41,211
* 6.875% 8/10/09	65,000	66,957
		1,837,269
Consumer Non-Cyclical–5.53%
American Home Products 6.95% 3/15/11	350,000	364,669
Amgen 4.00% 11/18/09	595,000	594,635
Aramark 8.50% 2/1/15	75,000	68,250
Bottling Group 6.95% 3/15/14	680,000	739,155
Corrections Corporation of America
7.50% 5/1/11	306,000	304,470
Covidien International Finance
5.15% 10/15/10	785,000	783,108
#Dr Pepper Snapple Group 144A 6.12% 5/1/13	245,000	241,560
General Mills 5.65% 9/10/12	185,000	188,992
GlaxoSmithKline Capital 4.85% 5/15/13	290,000	291,170
HCA PIK 9.625% 11/15/16	70,000	54,775
*Kraft Foods 4.125% 11/12/09	120,000	120,208
Kroger
6.80% 4/1/11	270,000	278,921
7.50% 1/15/14	575,000	605,070
Quest Diagnostic 5.125% 11/1/10	785,000	762,308
Safeway 6.50% 3/1/11	270,000	270,929
Wyeth 5.50% 2/1/14	400,000	406,761
		6,074,981
Electric–2.89%
Baltimore Gas & Electric 6.125% 7/1/13	100,000	92,614
Commonwealth Edison 5.40% 12/15/11	485,000	472,513
Duke Energy Carolinas 5.75% 11/15/13	550,000	569,428
Pacific Gas & Electric 4.20% 3/1/11	272,000	268,838
PacifiCorp 6.90% 11/15/11	550,000	577,886
#@Power Receivables Finance 144A
6.29% 1/1/12	49,359	48,384
PPL Electric Utilities 7.125% 11/30/13	270,000	286,559
*Virginia Electric & Power 5.10% 11/30/12	880,000	861,056
		3,177,278
Energy–0.57%
Weatherford International 5.15% 3/15/13	385,000	339,329
XTO Energy 5.00% 8/1/10	285,000	280,886
		620,215
Finance Companies–1.75%
BP Capital Markets 5.25% 11/7/13	305,000	318,740
FTI Consulting 7.625% 6/15/13	352,000	306,680
*General Electric Capital
4.80% 5/1/13	105,000	103,408
5.50% 4/28/11	485,000	496,027
International Lease Finance
5.75% 6/15/11	470,000	342,942
5.875% 5/1/13	170,000	113,591
6.375% 3/25/13	50,000	33,993
6.625% 11/15/13	205,000	138,256
•#Xstrata Finance 144A 2.585% 11/13/09	75,000	65,812
		1,919,449
Insurance–1.68%
Allstate Life Global Funding Trusts
5.375% 4/30/13	380,000	374,426
#Metropolitan Life Global Funding I 144A
4.625% 8/19/10	310,000	297,978
5.125% 4/10/13	275,000	256,473
UnitedHealth Group
5.25% 3/15/11	230,000	216,370
5.50% 11/15/12	400,000	364,819
WellPoint 5.00% 1/15/11	350,000	330,957
		1,841,023
Natural Gas–1.51%
Enterprise Products Operating
6.375% 2/1/13	300,000	278,183
7.50% 2/1/11	365,000	358,665

Capital Reserves Series-7

Delaware VIP® Capital Reserves Series
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)
	CORPORATE BONDS (continued)
	Natural Gas (continued)
	Kinder Morgan 7.50% 11/1/10	$525,000	$513,777
	TransCanada Pipelines 4.00% 6/15/13	550,000	505,389
			1,656,014
	Technology–0.94%
	IBM 6.50% 10/15/13	380,000	416,999
	*Oracle 4.95% 4/15/13	535,000	552,104
	SunGard Data Systems 9.125% 8/15/13	74,000	64,380
			1,033,483
	Total Corporate Bonds
	(cost $35,211,728)		35,448,798

	MUNICIPAL BOND–0.82%
	State of California Series A 5.50% 6/22/09	895,000	901,713
	Total Municipal Bond (cost $900,127)		901,713

	NON-AGENCY ASSET-BACKED
	SECURITIES–7.78%
	American Express Credit Account Master
	Trust Series 2008-3 A 2.14% 8/15/12	225,000	214,598
	@Ameriquest Mortgage Securities
	Series 2003-11 AF6 5.14% 1/25/34	62,117	48,621
	@Argent Securities
	Series 2003-W5 AF4 4.66% 10/25/33	3,841	3,787
	•Bank of America Credit Card Trust
	Series 2006-A10 A10 1.175% 2/15/12	1,025,000	985,719
	Series 2008-A5 A5 2.395% 12/16/13	570,000	506,692
	Capital Auto Receivables Asset Trust
	Series 2007-3 A3A 5.02% 9/15/11	115,000	112,238
	Caterpillar Financial Asset Trust
	Series 2007-A A3A 5.34% 6/25/12	380,000	377,471
•	Series 2008-A A2B 1.621% 12/27/10	223,996	220,619
	Series 2008-A A3 4.94% 4/25/14	740,000	716,594
	@Centex Home Equity
	Series 2005-D AF4 5.27% 10/25/35	155,000	142,647
	Chase Funding Mortgage Loan
	Asset-Backed Certificates
@	Series 2002-3 1A6 4.707% 9/25/13	146,101	125,742
	Series 2003-3 1A4 3.303% 11/25/29	16,686	16,425
	Chase Issuance Trust
	Series 2005-A8 1.235% 10/15/12	300,000	273,748
	Series 2008-A9 A9 4.26% 5/15/13	100,000	93,517
	Chase Manhattan Auto Owner Trust
	Series 2006-B A3 5.13% 5/15/11	88,608	88,269
	CIT Equipment Collateral
	Series 2006-VT2 A3 5.07% 2/20/10	102,471	102,135
	•Citibank Credit Card Issuance Trust
	Series 2007-A6 A6 4.74% 7/12/12	300,000	275,626
	CitiFinancial Mortgage Securities
	Series 2004-1 AF2 2.645% 4/25/34	80,283	72,958
	CNH Equipment Trust
	Series 2005-B A4B 4.40% 5/16/11	213,600	209,215
	Series 2007-B A3A 5.40% 10/17/11	190,000	186,824
	Series 2007-C A3A 5.21% 12/15/11	300,000	295,225
	Series 2008-A A3 4.12% 5/15/12	185,000	178,259
	Series 2008-A A4A 4.93% 8/15/14	150,000	138,333
	Series 2008-B A3A 4.78% 7/16/12	60,000	57,384
	@#Countrywide Asset-Backed NIM
	Certificates Series 2004-BC1 Note 144A
	5.50% 4/25/35	26	0
	Discover Card Master Trust
	Series 2008-A4 A4 5.65% 12/15/15	80,000	71,015
	@#Dunkin Securitization
	Series 2006-1 A2 144A 5.779% 6/20/31	100,000	74,231
	Ford Credit Auto Owner Trust
	Series 2007-B A3A 5.15% 11/15/11	270,000	259,316
	@GMAC Mortgage Loan Trust
	Series 2006-HE3 A2 5.75% 10/25/36	30,000	20,552
	•#Golden Credit Card Trust
	Series 2008-3 A 144A 2.195% 7/15/11	125,000	106,250
	Harley-Davidson Motorcycle Trust
#	Series 2006-1 A2 144A 5.04% 10/15/12	71,399	71,082
	Series 2007-2 A3 5.10% 5/15/12	250,000	248,262
	Honda Auto Receivables Owner Trust
	Series 2007-1 A3 5.10% 3/18/11	430,107	428,055
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12	30,000	29,488
	Series 2008-A A3 4.93% 12/17/12	50,000	42,280
	John Deere Owner Trust
	Series 2007-A A3 5.04% 7/15/11	197,695	196,584
	@Long Beach Auto Receivables Trust
	Series 2006-B A3 5.17% 8/15/11	149,016	145,617
	@•#MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35	21,161	16,083
	@•Merrill Lynch Mortgage Investors
	Series 2006-AR1 A2C 0.631% 3/25/37	80,000	54,194
	•Morgan Stanley Mortgage Loan Trust
	Series 2006-12XS A1 0.591% 10/25/36	41,582	35,588
	@New Century Home Equity Loan Trust
	Series 2003-5 AI4 4.76% 11/25/33	53,181	45,982
	Public Service New Hampshire Funding
	Series 2001-1 A3 6.48% 5/1/15	200,000	205,903
	@Renaissance Home Equity Loan Trust
	Series 2006-1 AF3 5.608% 5/25/36	210,000	197,587
	Series 2006-2 AF3 5.797% 8/25/36	125,000	102,148
P	Series 2006-3 AF2 5.58% 11/25/36	72,604	69,493
P	Series 2007-2 AF2 5.675% 6/25/37	35,000	26,525
	Residential Asset Securities
	Series 2002-KS2 AI5 6.779% 4/25/32	23,853	17,262
•@	Series 2006-KS3 AI3 0.641% 4/25/36	270,000	225,229
	@Residential Funding Mortgage Securities II
	Series 2001-HS2 A5 7.42% 4/25/31	13,887	13,395
	@#Silverleaf Finance
	Series 2005-A A 144A 4.857% 11/15/16	53,616	53,268
	Structured Asset Securities
@P	Series 2001-SB1 A2 3.375% 8/25/31	33,294	27,296
@P	Series 2005-4XS 1A2B 4.67% 3/25/35	52,499	41,783
	Series 2005-9XS 1A2A 4.84% 6/25/35	55,593	54,092
	USAA Auto Owner Trust
	Series 2007-2 A3 4.90% 2/15/12	155,000	153,131

Capital Reserves Series-8

Delaware VIP® Capital Reserves Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
NON-AGENCY ASSET-BACKED
SECURITIES (continued)
World Omni Auto Receivables Trust
Series 2008-A A3A 3.94% 10/15/12	$65,000	$61,875
Total Non-Agency Asset-Backed
Securities (cost $8,875,726)		8,536,212

NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS–2.20%
Bank of America Alternative Loan Trust
Series 2003-10 2A1 6.00% 12/25/33	67,796	61,652
Series 2004-2 1A1 6.00% 3/25/34	59,364	49,235
Series 2004-11 1CB1 6.00% 12/25/34	33,054	25,762
@ Series 2005-9 5A1 5.50% 10/25/20	80,125	62,473
•@Bank of America Funding
Series 2006-H 1A2 5.392% 9/20/46	97,103	27,652
•@Bank of America Mortgage Securities
Series 2003-D 1A2 5.372% 5/25/33	310	227
@Bear Stearns Asset Backed Securities Trust
Series 2005-AC8 A5 5.50% 11/25/35	60,149	41,966
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21	253,472	220,440
Countrywide Alternative Loan Trust
Series 2004-28CB 6A1 6.00% 1/25/35	73,118	64,298
Series 2004-J7 1A2 4.673% 8/25/34	1,202	1,108
@ Series 2005-1CB 2A2 5.50% 3/25/35	128,649	85,733
@ Series 2006-2CB A3 5.50% 3/25/36	50,778	33,071
•tCountrywide Home Loan Mortgage Pass
Through Trust
Series 2003-21 A1 4.784% 5/25/33	18,636	14,110
Series 2003-46 1A1 5.15% 1/19/34	21,834	18,609
Deutsche Alternative A Securities Loan
Trust Series 2003-4XS A6A
4.82% 10/25/33	55,065	50,823
•First Horizon Asset Securities
Series 2004-AR5 4A1 5.708% 10/25/34	41,847	26,607
•GMAC Mortgage Loan Trust
Series 2005-AR2 4A 5.173% 5/25/35	76,180	49,333
#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	23,062	23,004
Series 2005-RP1 1A3 8.00% 1/25/35	26,123	23,551
Series 2005-RP1 1A4 8.50% 1/25/35	11,618	10,789
GSR Mortgage Home Loan Trust
Series 2004-2F 9A1 6.00% 9/25/19	567	562
@• Series 2007-AR1 1A2 5.701% 3/25/37	143,681	44,977
•JPMorgan Mortgage Trust
Series 2005-A1 4A1 4.777% 2/25/35	93,124	72,659
Series 2005-A4 1A1 5.397% 7/25/35	113,468	79,931
Series 2005-A6 1A2 5.14% 9/25/35	105,000	60,124
@ Series 2007-A1 B1 4.813% 7/25/35	98,396	36,850
@Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35	45,422	38,400
Series 2006-1 3A3 5.50% 2/25/36	85,337	69,412
•MASTR Adjustable Rate Mortgages Trust
Series 2003-6 1A2 5.71% 12/25/33	13,113	10,670
@ Series 2005-1 B1 5.442% 3/25/35	105,451	11,093
Series 2005-6 7A1 5.336% 6/25/35	68,990	39,099
#MASTR Reperforming Loan Trust
Series 2005-1 1A5 144A 8.00% 8/25/34	51,263	55,474
Residential Asset Mortgage Products
Series 2004-SL4 A3 6.50% 7/25/32	23,379	20,771
•Residential Funding Mortgage Security I
Series 2006-SA3 3A1 6.048% 9/25/36	88,069	54,966
Structured Adjustable Rate Mortgage
Loan Trust
Series 2004-18 5A 5.50% 12/25/34	37,035	27,036
@• Series 2005-22 4A2 5.37% 12/25/35	20,309	8,250
@• Series 2006-5 5A4 5.521% 6/25/36	41,038	13,888
Structured Asset Securities
Series 2004-12H 1A 6.00% 5/25/34	24,286	22,784
@tWashington Mutual Alternative Mortgage
Pass Through Certificate Series 2006-5
2CB3 6.00% 7/25/36	85,654	40,836
tWashington Mutual Mortgage Pass
Through Certificates
Series 2003-S10 A2 5.00% 10/25/18	131,137	129,333
• Series 2006-AR10 1A1 5.929% 7/25/36	90,414	52,279
• Series 2006-AR14 1A4 5.631% 11/25/36	83,397	44,063
• Series 2007-HY1 1A1 5.706% 2/25/37	154,908	84,499
• Series 2007-HY3 4A1 5.347% 3/25/37	366,232	209,535
•Wells Fargo Mortgage Backed Securities Trust
Series 2004-T A1 4.864% 9/25/34	10,567	7,179
Series 2006-AR6 7A1 5.113% 3/25/36	245,660	183,957
Series 2006-AR10 5A1 5.594% 7/25/36	85,120	48,249
@ Series 2006-AR11 A7 5.512% 8/25/36	92,361	33,333
@ Series 2006-AR14 2A4 6.083% 10/25/36	68,948	23,620
Total Non-Agency Collateralized
Mortgage Obligations (cost $3,716,900)		2,414,272

«SENIOR SECURED LOANS–0.98%
Bausch & Lomb
Term B 7.019% 4/11/15	242,818	166,871
Term DD 5.507% 4/11/15	61,318	42,139
Community Health Systems
Term B 4.445% 7/2/14	361,511	284,870
Term DD 3.374% 8/25/14	18,489	14,569
Lender Processing Term B 3.936% 6/18/14	225,000	210,938
Texas Competitive Electric Holdings Term
B2 5.603% 10/10/14	174,435	121,378
Wrigley (W.M.) 7.75% 7/17/14	250,000	240,278
Total Senior Secured Loans
(cost $1,165,331)		1,081,043

U.S. TREASURY OBLIGATIONS–16.40%
U.S. Treasury Inflation Index Notes
2.00% 1/15/16	10,696,994	10,247,388
¥* 3.50% 1/15/11	4,761,207	4,674,539
¥US Treasury Notes 0.875% 12/31/10	3,075,000	3,082,691
Total U.S. Treasury Obligations
(cost $17,742,613)		18,004,618

Capital Reserves Series-9

Delaware VIP® Capital Reserves Series
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)
PREFERRED STOCK–0.64%
•PNC Financial Services Group 8.25%	875,000	$705,673
Total Preferred Stock (cost $803,546)		705,673

	Principal
	Amount
	(U.S. $)
REPURCHASE AGREEMENT**–2.83%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $3,109,001 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $3,174,313)	$3,109,000	3,109,000
Total Repurchase Agreement
(cost $3,109,000)		3,109,000
Total Value of Securities
Before Securities Lending
Collateral–99.56%
(cost $109,848,017)		109,290,295

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–8.55%
Investment Companies
Mellon GSL DBT II Collateral Fund	9,800,100	9,380,539
† Mellon GSL DBT II Liquidation Trust	70,018	2,311
Total Securities Lending Collateral
(cost $9,870,118)		9,382,850

TOTAL VALUE OF SECURITIES–108.11% (cost $119,718,135)	118,673,145 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(8.99%)	(9,870,118)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.88%	966,055
NET ASSETS APPLICABLE TO 12,000,697 SHARES OUTSTANDING–100.00%	$109,769,082
NET ASSET VALUE–DELAWARE VIP CAPITAL RESERVES SERIES
STANDARD CLASS ($25,357,101 / 2,758,111 Shares)	$9.19
NET ASSET VALUE–DELAWARE VIP CAPITAL RESERVES SERIES
SERVICE CLASS ($84,411,981 / 9,242,586 Shares)	$9.13
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$114,280,926
Undistributed net investment income	79,592
Accumulated net realized loss on investments	(3,588,965)
Net unrealized depreciation of investments	(1,002,471)
Total net assets	$109,769,082
____________________

t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•	Variable rate security. The rate shown is the rate as of December 31, 2008.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $2,653,987, which represented 2.42% of the Series’ net assets. See Note 13 in “Notes to financial statements.”

*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
***	See Note 12 in “Notes to financial statements.”
©	Includes $9,682,790 of securities loaned.
@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $2,631,652, which represented 2.40% of the Series’ net assets. See Note 13 in “Notes to financial statements.”
Õ

Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At December 31, 2008, the aggregate amount of the restricted securities was $165,097, or 0.15% of the Series’ net assets. See Note 13 in “Notes to financial statements.”

¥	Fully or partially pledged as collateral for financial futures contracts.
†	Non-income producing security.

Capital Reserves Series-10

Delaware VIP® Capital Reserves Series
Statement of Net Assets (continued)

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
NIM – Net Interest Margin
PIK – Pay-in-kind
S.F. – Single Family
yr – Year

The following financial futures contracts and swap contracts were outstanding at December 31, 2008:

Futures Contracts1

	Notional	Notional	Expiration	Unrealized
Contracts to Sell	Proceeds	Value	Date	Appreciation
(40) U.S. Treasury 10 yr Notes	$(5,074,282)	$(5,030,000)	3/31/09	$44,282

Swap Contracts2
Credit Default Swap Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Depreciation
Protection Purchased:
Citigroup Global Markets
Centurytel 5 yr CDS	$130,000	1.71%	9/20/13	$(1,702)

The use of financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

____________________

1See Note 9 in “Notes to financial statements.”
2See Note 11 in “Notes to financial statements.”

See accompanying notes

Capital Reserves Series-11

Delaware VIP® Trust —
Delaware VIP Capital Reserves Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividend	$23,719
Interest	3,253,054
Securities lending income	80,118
3,356,891

EXPENSES:
Management fees	330,214
Distribution expenses – Service Class	123,602
Accounting and administration expenses	26,417
Dividend disbursing and transfer agent fees and expenses	16,727
Audit and tax	16,726
Pricing fees	13,182
Reports and statements to shareholders	12,752
Custodian fees	9,168
Legal fees	8,511
Trustees’ fees	3,947
Registration fees	2,649
Insurance fees	1,495
Consulting fees	655
Trustees’ expenses	315
Taxes (other than taxes on income)	141
Dues and services	138
566,639
Less expenses absorbed or waived	(29,143)
Less waiver of distribution expenses – Service Class	(20,600)
Less expense paid indirectly	(794)
Total operating expenses	516,102

NET INVESTMENT INCOME	2,840,789

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(1,418,480)
Futures contracts	(32,689)
Written options	(1,285,642)
Swap contracts	121,612
Net realized loss	(2,615,199)
Net change in unrealized appreciation/depreciation
of investments	(1,053,576)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(3,668,775)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(827,986)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Capital Reserves Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$2,840,789	$1,182,128
Net realized gain (loss) on investments and
foreign currencies	(2,615,199)	298,364
Net change in unrealized appreciation/
depreciation of investments and foreign
currencies	(1,053,576)	62,473
Net increase (decrease) in net assets
resulting from operations	(827,986)	1,542,965

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,161,244)	(1,047,814)
Service Class	(1,689,644)	(652,548)
	(2,850,888)	(1,700,362)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,234,452	7,597,552
Service Class	94,218,468	15,714,176
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	1,169,222	1,047,814
Service Class	1,662,621	643,794
	114,284,763	25,003,336
Cost of shares repurchased:
Standard Class	(12,599,525)	(10,287,285)
Service Class	(28,378,950)	(8,748,585)
	(40,978,475)	(19,035,870)
Increase in net assets derived
from capital share transactions	73,306,288	5,967,466

NET INCREASE IN NET ASSETS	69,627,414	5,810,069

NET ASSETS:
Beginning of year	40,141,668	34,331,599
End of year (including undistributed
net investment income of $79,592
and $37,013, respectively)	$109,769,082	$40,141,668

See accompanying notes

Capital Reserves Series-12

Delaware VIP® Trust — Delaware VIP Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Capital Reserves Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$9.670	$9.710	$9.710	$9.940	$10.020

Income (loss) from investment operations:
Net investment income[1]	0.418	0.324	0.396	0.355	0.356
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.451)	0.099	0.038	(0.180)	0.004
Total from investment operations	(0.033)	0.423	0.434	0.175	0.360

Less dividends and distributions from:
Net investment income	(0.447)	(0.463)	(0.434)	(0.405)	(0.440)
Total dividends and distributions	(0.447)	(0.463)	(0.434)	(0.405)	(0.440)

Net asset value, end of period	$9.190	$9.670	$9.710	$9.710	$9.940

Total return[2]	(0.28% )	4.46%	4.57%	1.79%	3.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,357	$20,880	$22,626	$23,895	$25,955
Ratio of expenses to average net assets	0.63%	0.68%	0.71%	0.71%	0.62%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.67%	0.68%	0.71%	0.71%	0.62%
Ratio of net investment income to average net assets	4.46%	3.36%	4.10%	3.61%	3.57%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.42%	3.36%	4.10%	3.61%	3.57%
Portfolio turnover	339%	170%	318%	259%	252%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Capital Reserves Series-13

Delaware VIP® Capital Reserves Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Capital Reserves Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$9.610	$9.650	$9.650	$9.900	$10.000

Income (loss) from investment operations:
Net investment income[1]	0.395	0.300	0.372	0.331	0.333
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.452)	0.099	0.037	(0.200)	(0.017)
Total from investment operations	(0.057)	0.399	0.409	0.131	0.316

Less dividends and distributions from:
Net investment income	(0.423)	(0.439)	(0.409)	(0.381)	(0.416)
Total dividends and distributions	(0.423)	(0.439)	(0.409)	(0.381)	(0.416)

Net asset value, end of period	$9.130	$9.610	$9.650	$9.650	$9.900

Total return[2]	(0.64% )	4.23%	4.34%	1.35%	3.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,412	$19,262	$11,706	$4,493	$7
Ratio of expenses to average net assets	0.88%	0.93%	0.96%	0.96%	0.87%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.97%	0.98%	1.01%	1.01%	0.92%
Ratio of net investment income to average net assets	4.21%	3.11%	3.85%	3.36%	3.32%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.12%	3.06%	3.78%	3.31%	3.27%
Portfolio turnover	339%	170%	318%	259%	252%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Capital Reserves Series-14

Delaware VIP® Trust — Delaware VIP Capital Reserves Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Capital Reserves Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

Capital Reserves Series-15

Delaware VIP® Capital Reserves Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective May 1, 2008, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine” expenses”)) do not exceed 0.62% of average daily net assets of the Series through April 30, 2009. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Series’ Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Series.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $3,302 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$35,026	$2,118	$17,058	$6,386

____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $4,725 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$78,650,115
Purchases of U.S. government securities	168,355,217
Sales other than U.S. government securities	19,913,933
Sales of U.S. government securities	160,086,019

Capital Reserves Series-16

Delaware VIP® Capital Reserves Series
Notes to Financial Statements (continued)

3. Investments (continued)
At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate
Cost of	Unrealized	Unrealized	Net Unrealized
Investments	Appreciation	Depreciation	Depreciation
$119,724,883	$2,170,648	$(3,222,386)	$(1,051,738)

Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives
Level 1	$21,113,618	$–
Level 2	97,010,896	42,580
Level 3	548,631	–
Total	$118,673,145	$42,580

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$1,016,236
Net change in unrealized appreciation/depreciation	(184,802)
Net purchases, sales, and settlements	327,125
Net transfers in and/or out of Level 3	(609,928)
Balance as of 12/31/08	$548,631

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(184,802)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$2,850,888	$1,700,362

Capital Reserves Series-17

Delaware VIP® Capital Reserves Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$114,280,926
Undistributed ordinary income	77,829
Capital loss carryforwards	(1,793,037)
Post-October losses	(1,482,893)
Other temporary differences	(262,005)
Unrealized depreciation of investments and swap contracts	(1,051,738)
Net assets	$109,769,082

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of options, mark-to-market of futures contracts, straddles, tax treatment of CDS contracts, market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of CDS contracts, expiration of capital losses carryforwards, paydown gains (losses) on mortgage- and asset-backed securities, market discount and premium on certain debt instruments and contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Loss	Capital
$52,678	$1,079,357	$(1,132,035)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,132,035 expired in 2008. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $82,894 expires in 2010; $226,584 expires in 2013; $238,048 expires in 2014; $237,966 expires in 2015 and $1,007,545 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	1,813,150	784,695
Service Class	10,080,743	1,634,844

Shares issued upon reinvestment of dividends and distributions:
Standard Class	123,483	108,370
Service Class	177,908	66,936
	12,195,284	2,594,845
Shares repurchased:
Standard Class	(1,338,478)	(1,063,367)
Service Class	(3,021,387)	(909,573)
	(4,359,865)	(1,972,940)
Net increase	7,835,419	621,905

Capital Reserves Series-18

Delaware VIP® Capital Reserves Series
Notes to Financial Statements (continued)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts
The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding at December 31, 2008.

9. Financial Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10. Written Options
During the year ended December 31, 2008, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2008 for the Series were as follows:

	Number of
	contracts	Premiums
Options outstanding at December 31, 2007	25	$12,038
Options written	1,245	817,750
Options terminated in closing purchase transactions	(1,270)	(829,788)
Options outstanding at December 31, 2008	–	$–

11. Swap Contracts
The Series may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Capital Reserves Series-19

Delaware VIP® Capital Reserves Series
Notes to Financial Statements (continued)

11. Swap Contracts (continued)
An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2008, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended December 31, 2008, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the referenced obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

12. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $9,682,790 for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

Capital Reserves Series-20

Delaware VIP® Capital Reserves Series
Notes to Financial Statements (continued)

13. Credit and Market Risk
The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

14. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

15. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
–	100%	100%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

Capital Reserves Series-21

Delaware VIP® Trust — Delaware VIP Capital Reserves Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware Capital Reserves Series

We have audited the accompanying statement of net assets of the Delaware VIP Capital Reserves Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Capital Reserves Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Capital Reserves Series-22

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Capital Reserves Series-23

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Capital Reserves Series-24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPCAP [12/08] DG3 2/09 (4063)	Capital Reserves Series-25

Delaware VIP® Trust
Delaware VIP Cash Reserve Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Cash Reserve Series

     For the 12-month period ended Dec. 31, 2008, the Delaware VIP Cash Reserve Series returned +2.12% for Standard Class shares, while Service Class shares gained 1.89% (both with distributions reinvested). By comparison, the U.S. Consumer Price Index gained 0.10% (source: www.bls.gov).

     The year 2008 presented an extraordinarily challenging investment environment for virtually all investors, including those holding short-term and money market instruments that are generally considered to be conservative investments. Conditions within the housing market underscored virtually all other economic news during the annual period. Housing prices dropped steadily, and sometimes sharply, while new housing and construction projects fell precipitously. Financial institutions attempted to navigate through a rising rate of foreclosures. Amid this environment, however, investors lost confidence in the value of the collateral that backs many types of fixed income investments, and as a result, new lending came to a virtual standstill in both the short-term and long-term credit markets.

     During the period, cash funds at several firms made headlines after their share prices dropped below their $1.00 threshold. Those funds were negatively impacted by their investments in Lehman Brothers, an investment bank that filed for bankruptcy and was subsequently purchased by Barclays Capital. After these seemingly most conservative of investments lost value, the Federal government began extending insurance to owners of money market mutual funds. The move was designed to limit potential panic among investors.

     The Federal Reserve also took a wide variety of steps to usher liquidity back to the short-term fixed income markets, and normalize conditions for money market investors. Among other measures, the Federal Open Market Committee (FOMC) lowered the fed funds rate from 4.25% in January to a floating rate between zero and 0.25%.

     As a result, the yields (which move inversely to price) on 2-year Treasury notes were driven below 1%, and yields on 10-year Treasury notes fell below 2.25%. We believe that investors’ willingness to purchase Treasurys at such low yields illustrates their desire to flee risky assets in favor of lower-risk government securities during the year.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Cash Reserve Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Cash Reserve Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+2.12%	+3.79%	+2.98%	+3.14%	+4.22%
Service Class shares (commenced operations on May 1, 2000)	+1.89%	+3.47%	+2.72%	n/a	+2.63%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.89%, while total operating expenses for Standard Class and Service Class shares were 0.64% and 0.94%, respectively. The management fee for Standard Class and Service Class shares was 0.45%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for certain classes during the periods shown in the Series performance chart above.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Cash Reserve Series-1

Delaware VIP® Cash Reserve Series (continued)

Investments in variable products involve risk. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Series seeks to preserves the value of a share at $1.00 per share, it is possible to lose money by investing in the Series. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities. Delaware Investments money markets funds are participating in the U.S. Treasury’s Temporary Guaranty Program for Money Market Funds.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Cash Reserve Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in U.S. Consumer Price Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The U.S. Consumer Price Index is a measure of inflation that is calculated by the U.S. Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The Series will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Series may be forced to redeploy its assets in lower yielding securities.

The Series may be affected by economic conditions that may hinder an issuer’s ability to make interest and principal payments on its debt.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Cash Reserve Series-2

Delaware VIP® Trust — Delaware VIP Cash Reserve Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$1,007.70	0.76%	$3.84
Service Class	1,000.00	1,015.90	1.01%	5.12
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.32	0.76%	$3.86
Service Class	1,000.00	1,020.06	1.01%	5.13

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Cash Reserve Series-3

Delaware VIP® Trust — Delaware VIP Cash Reserve Series
Sector Allocation
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Certificate of Deposit	1.44%
Discounted Commercial Paper	89.46%
Banks	1.44%
Colleges and Universities	25.03%
Financial Services	4.60%
Industrial	43.15%
Mortgage Bankers & Brokers	8.92%
Pharmaceuticals	6.32%
Corporate Bond	2.89%
Floating Rate Note	2.88%
Repurchase Agreement	3.57%
Total Value of Securities	100.24%
Liabilities Net of Receivables and Other Assets	(0.24%)
Total Net Assets	100.00%

Cash Reserve Series-4

Delaware VIP® Trust — Delaware VIP Cash Reserve Series
Statement of Net Assets
December 31, 2008

	Principal
	Amount	Value
CERTIFICATE OF DEPOSIT–1.44%
Lloyds TSB Bank 2.00% 2/17/09	$250,000	$250,000
Total Certificate of Deposit
(cost $250,000)		250,000

≠DISCOUNTED COMMERCIAL PAPER–89.46%
Banks–1.44%
Bank of Nova Scotia 1.35% 1/8/09	250,000	250,000
		250,000
Colleges and Universities–25.03%
Columbia University
2.113% 2/19/09	250,000	249,285
3.023% 1/13/09	250,000	249,750
Cornell University
1.202% 1/14/09	250,000	249,892
1.305% 3/19/09	300,000	299,166
Dartmouth College 1.705% 1/8/09	250,000	249,917
Duke University 1.604% 1/7/09	300,000	299,920
Emory University 1.40% 4/7/09	250,000	250,000
Harvard University
1.103% 2/10/09	250,000	249,694
3.25% 2/4/09	250,000	250,000
Johns Hopkins University 1.50% 1/13/09	250,000	250,000
Leland Stanford Junior College 3.684% 1/7/09	500,000	499,695
University of California 1.202% 2/13/09	250,000	249,642
University of Chicago 3.784% 1/13/09	250,000	249,688
Vanderbilt University 2.512% 1/7/09	250,000	249,896
Yale University
1.94% 2/12/09	250,000	249,437
3.836% 1/12/09	250,000	249,710
		4,345,692
Financial Services–4.60%
Allianz Financial 1.103% 3/9/09	300,000	299,386
GE Capital 1.302% 1/13/09	500,000	499,783
		799,169
Industrial–43.15%
3M Company 1.707% 1/12/09	250,000	249,870
AT&T 2.109% 1/5/09	250,000	249,942
Becton Dickinson 0.30% 1/16/09	450,000	449,944
BP Capital Markets 1.706% 1/5/09	300,000	299,943
Danaher 0.30% 1/21/09	250,000	249,958
Electricite de France 0.40% 2/2/09	250,000	249,911
Hewlett-Packard 0.40% 3/2/09	250,000	249,833
Illinois Tool Works
0.20% 1/12/09	250,000	249,985
1.153% 2/2/09	250,000	249,744
Johnson & Johnson 1.207% 4/28/09	250,000	249,025
L’OREAL 1.202% 1/12/09	250,000	249,908
Medtronic
1.052% 2/10/09	250,000	249,708
1.204% 2/17/09	300,000	299,530
Northern Illinois Gas 0.36% 1/6/09	500,000	499,975
Northwest Natural Gas 1.252% 1/13/09	600,000	599,751
Pitney Bowes 1.253% 2/2/09	250,000	249,722
Proctor & Gamble 1.757% 1/28/09	500,000	499,344
Shell International Finance
1.61% 4/15/09	250,000	248,844
2.016% 4/1/09	250,000	248,750
Siemens Capital
0.15% 1/5/09	250,000	249,996
0.701% 1/13/09	250,000	249,942
Statoil
1.556% 2/17/09	250,000	249,494
1.806% 1/5/09	300,000	299,940
Total Capital 1.201% 1/5/09	300,000	299,960
Unilever Capital 0.651% 4/14/09	250,000	249,535
		7,492,554
Mortgage Bankers & Brokers–8.92%
BNP Paribas Finance 1.78% 1/2/09	250,000	249,988
JPMorgan Chase 1.604% 2/2/09	800,000	798,862
KFW 0.60% 1/13/09	500,000	499,900
		1,548,750
Pharmaceuticals–6.32%
Pfizer
2.166% 2/17/09	250,000	249,299
2.563% 3/3/09	250,000	248,928
Sanofi-Aventis
1.153% 1/23/09	300,000	299,789
2.973% 1/22/09	300,000	299,484
		1,097,500
Total Discounted Commercial Paper
(cost $15,533,665)		15,533,665

CORPORATE BOND–2.89%
•IBM International Group Capital
2.225% 2/13/09	250,000	249,962
≥Pepsi Bottling 144A 2.886% 2/17/09	250,000	250,863
Total Corporate Bond (cost $500,825)		500,825

•FLOATING RATE NOTE–2.88%
≥Goldman Sachs Group 144A 3.535% 2/24/09	500,000	500,000
Total Floating Rate Note
(cost $500,000)		500,000

REPURCHASE AGREEMENT–3.57%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $620,000 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $633,025)	620,000	620,000
Total Repurchase Agreement
(cost $620,000)		620,000

Cash Reserve Series-5

Delaware VIP® Cash Reserve Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.24% (cost $17,404,490)©	$17,404,490
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.24%)	(41,494)
NET ASSETS APPLICABLE TO 17,362,148 SHARES OUTSTANDING–100.00%	$17,362,996
NET ASSET VALUE–DELAWARE VIP CASH RESERVE SERIES
STANDARD CLASS ($17,361,957 / 17,361,109 Shares)	$1.00
NET ASSET VALUE–DELAWARE VIP CASH RESERVE SERIES SERVICE CLASS ($1,039 / 1,039 Shares)	$1.00
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$17,415,228
Undistributed net investment income	319
Accumulated net realized loss on investments	(52,551)
Total net assets	$17,362,996
____________________

≠	The rate shown is the effective yield at the time of purchase.
≥

Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2008, the aggregate amount of these securities was $750,863 which represented 4.32% of the Series’ net assets. See Note 6 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2008.
©	Also the cost for federal income tax purposes.

See accompanying notes

Cash Reserve Series-6

Delaware VIP® Trust —
Delaware VIP Cash Reserve Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$535,280

EXPENSES:
Management fees	84,404
Audit and tax	11,861
Dividend disbursing and transfer agent fees and expenses	10,235
Custodian fees	7,548
Accounting and administration expenses	7,503
Reports and statements to shareholders	4,168
Legal fees	2,246
Pricing fees	2,085
Treasury insurance expense	2,084
Trustees’ fees	1,117
Insurance fees	580
Consulting fees	217
Trustees’ expenses	77
Dues and services	72
Taxes (other than taxes from income)	67
Registration fees	58
Distribution expenses – Service Class	4
134,326
Less expense paid indirectly	(199)
Total operating expenses	134,127

NET INVESTMENT INCOME	401,153

NET REALIZED GAIN ON INVESTMENTS	313

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$401,466

See accompanying notes

Delaware VIP Trust —
Delaware VIP Cash Reserve Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$401,153	$997,620
Net realized gain on investments	313	432
Net increase in net assets
resulting from operations	401,466	998,052

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(400,796)	(997,674)
Service Class	(38)	(264)
	(400,834)	(997,938)

CAPITAL SHARE TRANSACTIONS
(AT $1.00 PER SHARE):
Proceeds from shares sold:
Standard Class	7,310,117	12,277,446
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	427,820	992,220
Service Class	63	262
	7,738,000	13,269,928
Cost of shares repurchased:
Standard Class	(10,802,266)	(13,815,398)
Service Class	(5,159)	–
	(10,807,425)	(13,815,398)
Decrease in net assets derived from
capital share transactions	(3,069,425)	(545,470)

NET DECREASE IN NET ASSETS	(3,068,793)	(545,356)

NET ASSETS:
Beginning of year	20,431,789	20,977,145
End of year (including undistributed
net investment income of $319
and $0, respectively)	$17,362,996	$20,431,789

See accompanying notes

Cash Reserve Series-7

Delaware VIP® Trust — Delaware VIP Cash Reserve Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Cash Reserve Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04 [1]
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.021	0.047	0.044	0.027	0.009
Total from investment operations	0.021	0.047	0.044	0.027	0.009

Less dividends and distributions from:
Net investment income	(0.021)	(0.047)	(0.044)	(0.027)	(0.009)
Total dividends and distributions	(0.021)	(0.047)	(0.044)	(0.027)	(0.009)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	2.12%	4.76%	4.49%	2.69%	0.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,362	$20,426	$20,971	$23,430	$29,831
Ratio of expenses to average net assets	0.72%	0.64%	0.67%	0.61%	0.55%
Ratio of net investment income to average net assets	2.14%	4.66%	4.39%	2.62%	0.82%
____________________

1On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series’ net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series’ total return.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Cash Reserve Series-8

Delaware VIP® Cash Reserve Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Cash Reserve Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04 [1]
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.019	0.044	0.041	0.024	0.006
Total from investment operations	0.019	0.044	0.041	0.024	0.006

Less dividends and distributions from:
Net investment income	(0.019)	(0.044)	(0.041)	(0.024)	(0.006)
Total dividends and distributions	(0.019)	(0.044)	(0.041)	(0.024)	(0.006)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.89%	4.50%	4.23%	2.43%	0.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1	$6	$6	$6	$5
Ratio of expenses to average net assets	0.97%	0.89%	0.92%	0.86%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.02%	0.94%	0.97%	0.91%	0.85%
Ratio of net investment income to average net assets	1.89%	4.41%	4.14%	2.37%	0.57%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	1.84%	4.36%	4.09%	2.32%	0.52%
____________________

1On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series’ net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series’ total return.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Cash Reserve Series-9

Delaware VIP® Trust — Delaware VIP Cash Reserve Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Cash Reserve Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Series, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $938 for these services.

Cash Reserve Series-10

Delaware VIP® Cash Reserve Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$6,966	$875	$—	$4,034
____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $1,290 for internal legal and tax services provided by DMC and/ or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$620,000
Level 2	16,784,490
Level 3	–
Total	$17,404,490

There were no Level 3 securities at the beginning or end of the period.

Cash Reserve Series-11

Delaware VIP® Cash Reserve Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$400,834	$997,938

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$17,415,228
Undistributed ordinary income	319
Capital loss carryforwards	(52,551)
Net assets	$17,362,996

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $313 was utilized in 2008. Capital loss carryforwards of $52,551 remaining at December 31, 2008 will expire in 2010.

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

7. Credit and Market Risk
An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (Act), and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. The Series may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2008, no securities have been determined to be illiquid under the Series’ Liquidity Procedures. Section 4(2) and/or Rule 144A securities have been identified on the Statement of Net Assets.

8. Guaranty Program
The Series is participating in the U.S. Treasury’s Temporary Guaranty Program for Money Market Funds (Program).

On September 29, 2008, the U.S. Treasury Department provided details of the Program. The Program is designed to guarantee the share price of any publicly offered eligible money market mutual fund — whether retail or institutional — that applies for and pays a fee to participate in the Program. The Program was in place for an initial three-month period until December 18, 2008. The Program has been extended, and participation in the Program continues through April 30, 2009.

The Program provides coverage to shareholders of record for amounts that they held in participating money market funds as of the close of business on September 19, 2008. The coverage for these shareholders under the Program would be reduced by amounts redeemed from their accounts after September 19, 2008 that were not later reinvested. Investments of shareholders in a participating money market fund who were not shareholders of record as of September 19, 2008 and amounts initially invested after September 19, 2008 will not be covered by the Program.

Cash Reserve Series-12

Delaware VIP® Cash Reserve Series
Notes to Financial Statements (continued)

9. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
—%	100%	100%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

Cash Reserve Series-13

Delaware VIP® Trust — Delaware VIP Cash Reserve Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Cash Reserve Series

We have audited the accompanying statement of net assets of the Delaware VIP Cash Reserve Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Cash Reserve Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Cash Reserve Series-14

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Cash Reserve Series-15

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Cash Reserve Series-16

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPCAS [12/08] DG3 2/09 (4063)	Cash Reserve Series-17

Delaware VIP® Trust
Delaware VIP Diversified Income Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Diversified Income Series

     For the 12-month period ended Dec. 31, 2008, the Delaware VIP Diversified Income Series Standard Class shares returned -4.54%, and Service Class shares returned -4.90% (both figures reflect returns with dividends reinvested). The Series’ benchmark index, the Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, returned +5.24%.

     The fiscal year presented an extraordinarily challenging investment environment, as the U.S. housing sector fell into a deep slump and financial institutions dealt with an increased rate of home foreclosures. With a few brief exceptions, risk aversion and fears surrounding a deepening credit crunch dampened the fixed income markets for the entire fiscal period.

     The difficulties in the fixed income market crescendoed to extreme levels of volatility as the bond market suffered from a combination of swings in energy prices, declining economic performance world-wide, a squeeze in short-term credit markets, and turmoil driven by a series of high-profile failures in the financial services industry, including the September bankruptcy filing by Lehman Brothers.

     Recognizing the difficult market terrain that had emerged, our general strategy from the start of the fiscal period involved moving the Series further into high-quality securities to avoid the most treacherous market conditions. To further the Series’ emphasis on high-quality investments as the credit crisis worsened, we boosted its exposure to AAA-rated securities by approximately 10% (to 67%) during the eight-week period from the beginning of September until the end of October. We increased the Series’ positions in such holdings by paring back our exposure to high yield and emerging market bond holdings. We significantly increased Series exposure to agency mortgage-backed securities (MBS) issued by Fannie Mae and Freddie Mac during the year, as we favored these more conservative MBS over those from other issuers.

     Although our general strategy involved moving the Series toward a more conservative posture, we also cautiously began adding to the Series lower-quality credit exposure in October 2008 when the market reached levels at which we felt that long-term value opportunities existed.

     Despite rather aggressively moving the Series’ allocation toward higher-quality investments during the period, our exposure to some of the heavily impacted spread sectors diminished the Series’ performance compared to the benchmark index because Treasurys outperformed all other investments. Among high yield investments, for example, market returns were progressively weaker within the lower-quality categories. We pared back the Series’ high yield exposure during the year, though the remaining exposure to these investments detracted from returns. In addition, Series exposure to non-dollar investments, which had been a bright spot at times due to the U.S. dollar’s prolonged softness during the year, also detracted from returns.

     We attempted to mitigate losses by significantly reducing the Series’ exposure to emerging market currencies when we saw the fundamentals for emerging markets beginning to deteriorate.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Diversified Income Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Diversified Income Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	Lifetime
Standard Class shares (commenced operations on May 16, 2003)	-4.54%	+3.50%	+3.67%	+4.18%
Service Class shares (commenced operations on May 16, 2003)	-4.90%	+3.19%	+3.33%	+3.88%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Diversified Income Series-1

Delaware VIP® Diversified Income Series (continued)

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.98%, while total operating expenses for Standard Class and Service Class shares were 0.73% and 1.03%, respectively. The management fee for Standard Class and Service Class shares was 0.64%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart on the previous page and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities. The portfolio may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns.

The Series may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes.

If, and to the extent that, the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to the special risks associated with those activities.

The Series may be affected by economic conditions which may hinder an issuer’s ability to make interest and principal payments on its debt.

The Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

The Series will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Series may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a Series may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Diversified Income Series-2

Delaware VIP® Diversified Income Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from May 16, 2003, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Barclays Capital U.S. Aggregate Index for the period from May 16, 2003, through Dec. 31, 2008. The Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Diversified Income Series-3

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$947.70	0.73%	$3.57
Service Class	1,000.00	946.50	0.98%	4.79
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.47	0.73%	$3.71
Service Class	1,000.00	1,020.21	0.98%	4.98

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Sector Allocation and Credit Quality Breakdown
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.03%
Agency Collateralized Mortgage Obligations	4.74%
Agency Mortgage-Backed Securities	17.92%
Agency Obligations	2.60%
Commercial Mortgage-Backed Securities	2.22%
Convertible Bonds	0.24%
Corporate Bonds	37.57%
Banking	3.78%
Basic Industry	2.04%
Brokerage	2.01%
Capital Goods	1.90%
Communications	8.39%
Consumer Cyclical	2.95%
Consumer Non-Cyclical	5.69%
Electric	2.16%
Energy	3.38%
Finance Companies	1.54%
Industrials	0.05%
Insurance	2.20%
Natural Gas	0.39%
Real Estate	0.17%
Technology	0.70%
Transportation	0.22%
Foreign Agencies	1.65%
Municipal Bonds	0.65%
Non-Agency Asset-Backed Securities	3.97%
Non-Agency Collateralized Mortgage Obligations	4.73%
Regional Agency	0.14%
Senior Secured Loans	4.00%
Sovereign Agency	0.20%
Sovereign Debt	7.46%
Supranational Banks	2.74%
U.S. Treasury Obligations	2.40%
Common Stock	0.05%
Preferred Stock	0.51%
Warrant	0.00%
Repurchase Agreement	6.44%
Securities Lending Collateral	11.12%
Total Value of Securities	111.38%
Obligation to Return Securities Lending Collateral	(11.63%)
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	52.55%
AA	6.79%
A	14.32%
BBB	11.29%
BB	7.86%
B	5.95%
CCC	1.01%
C	0.09%
Not Rated	0.14%
Total	100.00%

Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Statement of Net Assets
December 31, 2008

	Principal		Value
	Amount°		(U.S. $)
AGENCY ASSET-BACKED
SECURITIES–0.03%
•Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	USD	343,658	$282,359
•Fannie Mae Whole Loan
Series 2002-W11 AV1 0.811% 11/25/32		8,773	7,169
Total Agency Asset-Backed Securities
(cost $350,928)			289,528

AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS–4.74%
Fannie Mae
Series 1996-46 ZA 7.50% 11/25/26		130,160	138,640
Series 2001-50 BA 7.00% 10/25/41		166,743	175,445
Series 2002-90 A1 6.50% 6/25/42		15,068	15,684
Series 2002-90 A2 6.50% 11/25/42		54,393	57,592
Series 2003-106 WE 4.50% 11/25/22		5,100,000	5,099,911
Series 2003-122 AJ 4.50% 2/25/28		164,981	166,055
Series 2005-67 EY 5.50% 8/25/25		1,925,000	1,915,797
Series 2005-110 MB 5.50% 9/25/35		638,119	650,220
Series 2006-39 PE 5.50% 10/25/32		4,637,000	4,747,567
Series 2006-M2 A2F 5.259% 5/25/20		20,000	20,605
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39		1,325	1,388
Series 2001-T8 A2 9.50% 7/25/41		11,985	13,402
Series 2002-T4 A3 7.50% 12/25/41		26,009	27,383
Series 2004-T1 1A2 6.50% 1/25/44		29,648	30,343
Fannie Mae Whole Loan
Series 2002-W6 2A1 7.00% 6/25/42		46,477	48,903
Series 2004-W9 2A1 6.50% 2/25/44		7,961	8,148
Series 2004-W11 1A2 6.50% 5/25/44		84,171	86,144
Freddie Mac
Series 1730 Z 7.00% 5/15/24		119,573	122,595
Series 2326 ZQ 6.50% 6/15/31		184,225	192,641
Series 2541 JB 5.00% 2/15/16		140,242	142,102
Series 2552 KB 4.25% 6/15/27		7,898	7,889
Series 2557 WE 5.00% 1/15/18		1,420,000	1,436,375
Series 2622 PE 4.50% 5/15/18		3,565,000	3,588,880
Series 2662 MA 4.50% 10/15/31		367,757	369,202
Series 2687 PG 5.50% 3/15/32		1,250,000	1,279,120
Series 2694 QG 4.50% 1/15/29		1,020,000	1,040,429
Series 2762 LG 5.00% 9/15/32		3,950,000	4,014,389
Series 2809 DC 4.50% 6/15/19		1,000,000	999,929
Series 2872 GC 5.00% 11/15/29		625,000	639,529
Series 2890 PC 5.00% 7/15/30		1,575,000	1,612,537
Series 2915 KP 5.00% 11/15/29		705,000	722,555
Series 3005 ED 5.00% 7/15/25		1,268,000	1,266,323
Series 3022 MB 5.00% 12/15/28		165,000	169,089
Series 3063 PC 5.00% 2/15/29		2,820,000	2,891,413
Series 3113 QA 5.00% 11/15/25		1,427,821	1,450,326
Series 3128 BC 5.00% 10/15/27		3,950,000	4,053,389
Series 3131 MC 5.50% 4/15/33		930,000	955,678
Series 3154 PJ 5.50% 3/15/27		1,297,977	1,329,223
Series 3173 PE 6.00% 4/15/35		3,460,000	3,524,674
Series 3337 PB 5.50% 7/15/30		1,015,000	1,048,354
tFreddie Mac Structured Pass
Through Securities
Series T-54 2A 6.50% 2/25/43		26,094	26,575
Series T-58 2A 6.50% 9/25/43		11,018	11,276
Total Agency Collateralized
Mortgage Obligations
(cost $45,127,392)			46,097,719

AGENCY MORTGAGE-BACKED
SECURITIES–17.92%
Fannie Mae
5.50% 1/1/13		118,474	119,863
6.01% 5/1/09		3,894	3,902
6.50% 8/1/17		45,940	47,695
•Fannie Mae ARM
4.794% 7/1/38		3,688,582	3,743,337
5.043% 10/1/33		53,906	53,615
5.046% 8/1/35		464,840	472,399
5.131% 11/1/35		920,666	928,681
5.18% 3/1/38		2,209,991	2,242,294
5.225% 3/1/38		2,710,296	2,747,990
5.397% 4/1/36		1,194,669	1,214,441
5.548% 6/1/37		26,810	27,389
5.718% 4/1/37		2,206,292	2,254,706
5.916% 8/1/37		1,267,930	1,292,468
Fannie Mae Relocation 15 yr
4.00% 9/1/20		863,585	872,779
Fannie Mae Relocation 30 yr
5.00% 11/1/33		42,788	43,960
5.00% 8/1/34		59,565	61,163
5.00% 11/1/34		66,855	68,648
5.00% 4/1/35		196,448	201,603
5.00% 10/1/35		343,618	352,635
5.00% 1/1/36		468,293	480,581
Fannie Mae S.F. 15 yr
4.50% 6/1/23		4,805,952	4,919,235
5.00% 5/1/21		813,569	838,340
5.50% 11/1/22		2,473,591	2,551,889
5.50% 4/1/23		4,089,384	4,218,419
6.00% 12/1/22		5,701,350	5,923,117
Fannie Mae S.F. 20 yr 5.00% 8/1/28		3,933,163	4,027,338
Fannie Mae S.F. 30 yr
5.00% 9/1/35		689,416	704,850
5.00% 12/1/36		7,536,766	7,705,488
5.00% 12/1/37		962,138	983,472
5.00% 1/1/38		1,694,117	1,731,682
5.00% 2/1/38		807,063	824,878
5.50% 3/1/29		2,882	2,977
5.50% 4/1/29		2,898	2,993
* 5.50% 12/1/34		2,375,004	2,438,934
5.50% 9/1/36		1,705,196	1,751,096
5.50% 7/1/37		3,198,305	3,282,217
5.50% 12/1/37		7,935,068	8,143,256
* 5.50% 10/1/38		11,450,694	11,749,974

Diversified Income Series-6

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
AGENCY MORTGAGE-BACKED
SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
* 6.00% 7/1/37	USD	2,733,330	$2,817,001
6.00% 3/1/38		1,465,049	1,509,750
6.00% 4/1/38		1,902,543	1,960,592
6.00% 8/1/38		7,549,756	7,780,110
* 6.50% 9/1/36		506,742	526,932
* 6.50% 11/1/36		3,751,443	3,900,914
6.50% 2/1/37		1,432,038	1,489,096
6.50% 8/1/37		1,899,835	1,975,424
6.50% 10/1/37		2,574,789	2,677,233
6.50% 11/1/37		2,363,146	2,457,170
7.50% 3/1/32		1,009	1,069
7.50% 4/1/32		3,269	3,464
Fannie Mae S.F. 30 yr TBA
4.50% 2/1/39		14,960,000	15,095,567
•Freddie Mac ARM
5.507% 8/1/36		1,612,585	1,646,548
5.673% 7/1/36		536,416	545,268
5.748% 9/1/37		3,030,853	3,097,238
5.761% 8/1/37		26,035	26,724
5.819% 10/1/36		2,371,697	2,398,166
5.936% 6/1/37		1,802,340	1,850,268
5.952% 4/1/34		5,251	5,292
6.109% 10/1/37		47,383	48,427
6.298% 12/1/33		155,363	153,402
6.337% 2/1/37		1,457,353	1,476,995
Freddie Mac Relocation 30 yr
5.00% 9/1/33		90,146	92,723
Freddie Mac S.F. 15 yr
4.50% 5/1/20		1,874,213	1,923,662
5.00% 6/1/18		630,174	651,566
Freddie Mac S.F. 30 yr
4.50% 10/1/35		1,582,289	1,606,248
* 5.00% 8/1/38		2,545,038	2,604,000
5.50% 10/1/38		1,777,172	1,820,844
6.00% 6/1/37		666,544	687,401
* 6.00% 5/1/38		3,967,366	4,090,895
6.00% 5/1/38		3,581,831	3,693,356
6.00% 8/1/38		2,988,586	3,081,640
6.50% 8/1/38		1,529,458	1,590,159
Freddie Mac S.F. 30 yr TBA
5.00% 2/1/39		19,180,000	19,539,624
GNMA I S.F. 30 yr 7.00% 12/15/34		512,870	540,412
Total Agency Mortgage-Backed
Securities (cost $171,131,283)			174,395,484

AGENCY OBLIGATIONS–2.60%
*Fannie Mae
3.25% 4/9/13		4,860,000	5,069,169
3.625% 2/12/13		2,800,000	2,966,130
Federal Home Loan Bank System
3.625% 10/18/13		2,585,000	2,722,385
^Financing Corporation Interest Strip
CPN 4.782% 4/6/12		645,000	605,973
CPN 4.797% 5/2/12		125,000	117,284
CPN 4.901% 10/6/12		545,000	502,658
CPN 4.938% 10/6/13		109,000	97,771
CPN 4.948% 10/6/14		650,000	551,819
CPN 5.079% 2/8/13		252,000	229,860
CPN 5.08% 8/8/13		252,000	227,434
CPN 5.093% 4/6/14		135,000	117,118
CPN 5.101% 10/6/11		120,000	114,763
CPN 5.175% 3/26/12		200,000	187,992
CPN 5.193% 10/6/15		353,000	284,540
CPN 1 5.162% 5/11/12		330,000	309,489
CPN 1 5.283% 5/11/15		400,000	325,246
CPN 4 5.213% 10/6/15		200,000	161,213
CPN 13 5.161% 12/27/12		100,000	91,603
CPN 13 5.208% 6/27/13		400,000	362,034
CPN 15 4.903% 9/7/13		860,000	773,888
CPN 19 5.189% 6/6/16		120,000	93,475
CPN A 5.098% 8/8/15		150,000	120,669
CPN A 5.099% 2/8/15		150,000	123,525
CPN A 5.112% 2/8/14		252,000	220,575
*Freddie Mac
4.125% 12/21/12		2,700,000	2,862,416
4.50% 1/15/13		4,000,000	4,296,767
Tennessee Valley Authority
4.875% 1/15/48		1,500,000	1,802,580
Total Agency Obligations
(cost $23,416,958)			25,338,376

COMMERCIAL MORTGAGE-BACKED
SECURITIES–2.22%
#American Tower Trust Series 2007-1A
AFX 144A 5.42% 4/15/37		890,000	731,046
Bank of America Commercial
Mortgage Securities
• Series 2004-3 A5 5.319% 6/10/39		1,035,000	907,992
• Series 2005-1 A5 5.084% 11/10/42		1,250,000	1,050,445
• Series 2005-6 AM 5.18% 9/10/47		485,000	285,141
Series 2006-4 A4 5.634% 7/10/46		1,780,000	1,423,649
• Series 2007-3 A4 5.658% 6/10/49		1,350,000	987,354
Bear Stearns Commercial
Mortgage Securities
@# Series 2004-ESA E 144A
5.064% 5/14/16		350,000	350,491
• Series 2005-T20 A4A
5.151% 10/12/42		1,500,000	1,294,082
• Series 2006-PW12 A4
5.718% 9/11/38		750,000	610,119
Series 2006-PW14 A4
5.201% 12/11/38		1,000,000	815,782
tCommercial Mortgage Pass
Through Certificates
# Series 2001-J1A A2 144A
6.457% 2/14/34		169,239	166,114
Series 2006-C7 A2 5.69% 6/10/46		230,000	197,936

Diversified Income Series-7

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
•Credit Suisse Mortgage Capital
Certificates Series 2006-C1 AAB
5.552% 2/15/39	USD	115,000	$90,835
#Crown Castle Towers 144A
Series 2005-1A C 5.074% 6/15/35		90,000	67,500
Series 2006-1A B 5.362% 11/15/36		1,830,000	1,335,900
General Electric Capital
Commercial Mortgage
Series 2002-1A A3 6.269% 12/10/35		900,000	845,192
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4 4.761% 7/10/39		1,020,000	824,672
@•# Series 2006-RR3 A1S 144A
5.66% 7/18/56		695,000	125,100
Greenwich Capital
Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36		900,000	748,749
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37		305,000	283,512
Series 2002-C2 A2 5.05% 12/12/34		345,000	311,725
Series 2003-C1 A2 4.985% 1/12/37		588,000	526,620
Series 2006-LDP9 A2 5.134% 5/15/47		1,850,000	1,256,164
Lehman Brothers-UBS Commercial
Mortgage Trust
Series 2002-C1 A4 6.462% 3/15/31		110,000	106,401
Series 2003-C8 A2 4.207% 11/15/27		51,389	49,976
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5 A1 4.275% 8/12/48		166,683	154,745
•Merrill Lynch Mortgage Trust
Series 2005-CKI1 A6
5.242% 11/12/37		900,000	742,843
Morgan Stanley Capital I
# Series 1999-FNV1 G 144A
6.12% 3/15/31		110,000	104,616
Series 2005-IQ9 A4 4.66% 7/15/56		400,000	341,772
Series 2006-HQ9 A4 5.731% 7/12/44		2,500,000	1,935,158
Series 2006-IQ12 A4 5.332% 12/15/43		2,045,000	1,538,457
Series 2007-IQ14 A4 5.692% 4/15/49		570,000	427,758
•#Morgan Stanley Dean Witter Capital I
Series 2001-TOP1 E 144A
7.364% 2/15/33		100,000	58,473
#SBA Commercial Mortgage Securities
Trust Series 2006-1A B 144A
5.451% 11/15/36		60,000	44,027
#Tower 144A
Series 2004-2A A 4.232% 12/15/14		110,000	103,826
@ Series 2006-1 B 5.588% 2/15/36		120,000	96,000
@ Series 2006-1 C 5.707% 2/15/36		185,000	138,750
Wachovia Bank Commercial
Mortgage Trust
Series 2006-C28 A2 5.50% 10/15/48		655,000	542,764
Total Commercial Mortgage-Backed
Securities (cost $26,757,066)			21,621,686
CONVERTIBLE BONDS–0.24%
Advanced Micro Devices
6.00% exercise price $28.08,
expiration date 5/1/15		1,645,000	477,050
#Leap Wireless International 144A
4.50% exercise price $93.21,
expiration date 7/15/14		444,000	244,755
†Mirant (Escrow)
2.50% exercise price $67.95,
expiration date 6/15/21		110,000	0
NII Holdings
3.125% exercise price $118.32,
expiration date 6/15/12		350,000	213,938
^Omnicom Group
0.163% exercise price $55.01,
expiration date 2/7/31		530,000	526,025
•Wyeth
2.621% exercise price $60.09,
expiration date 1/15/24		914,000	910,069
Total Convertible Bonds
(cost $3,257,743)			2,371,837

CORPORATE BONDS–37.57%
Banking–3.78%
@•#Banco Mercantil 144A
6.862% 10/13/21		550,000	332,750
Bank of America
* 5.125% 11/15/14		2,275,000	2,202,350
5.30% 3/15/17		2,255,000	2,144,670
• 8.00% 12/29/49		1,985,000	1,429,835
Bank of New York Mellon
5.125% 8/27/13		2,280,000	2,332,178
*BB&T 5.25% 11/1/19		150,000	134,519
BB&T Capital Trust I 5.85% 8/18/35		2,200,000	1,595,475
BB&T Capital Trust II 6.75% 6/7/36		3,035,000	2,430,282
Branch Banking & Trust
5.625% 9/15/16		450,000	431,822
@#CoBank ACB 144A 7.875% 4/16/18		655,000	662,757
@JPMorgan Chase Capital XXV
6.80% 10/1/37		5,568,000	5,145,639
Mellon Bank 5.45% 4/1/16		895,000	875,976
PNC Bank 6.875% 4/1/18		2,295,000	2,446,000
PNC Funding 5.625% 2/1/17		1,265,000	1,230,615
@•Popular North America
4.608% 4/6/09		395,000	388,987
Silicon Valley Bank
5.70% 6/1/12		2,035,000	1,767,916
6.05% 6/1/17		500,000	370,782
U.S. Bank North America
4.80% 4/15/15		754,000	767,401
4.95% 10/30/14		525,000	531,732
•USB Capital IX 6.189% 4/15/49		3,195,000	1,502,295
Wells Fargo 5.625% 12/11/17		2,075,000	2,168,597
•Wells Fargo Capital XIII
7.70% 12/29/49		7,150,000	5,905,985
			36,798,563

Diversified Income Series-8

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
CORPORATE BONDS (continued)
Basic Industry–2.04%
ArcelorMittal 6.125% 6/1/18	USD	4,120,000	$2,825,715
California Steel Industries
6.125% 3/15/14		495,000	299,475
@CPG International I 10.50% 7/1/13		293,000	165,545
Domtar 7.125% 8/15/15		288,000	188,640
@#Evraz Group 144A 9.50% 4/24/18		4,701,000	2,374,006
Freeport McMoRan Copper & Gold
8.25% 4/1/15		317,000	269,761
8.375% 4/1/17		855,000	702,071
Georgia-Pacific
7.70% 6/15/15		272,000	208,080
8.875% 5/15/31		142,000	98,690
9.50% 12/1/11		31,000	29,450
#Georgia Pacific 144A 7.125% 1/15/17		425,000	359,125
Innophos 8.875% 8/15/14		745,000	525,225
@#Innophos Holdings 144A
9.50% 4/15/12		370,000	274,725
Lubrizol 4.625% 10/1/09		783,000	769,229
#MacDermid 144A 9.50% 4/15/17		1,284,000	674,100
Massey Energy 6.875% 12/15/13		945,000	704,025
Momentive Performance Materials
9.75% 12/1/14		895,000	384,850
NewPage 10.00% 5/1/12		1,032,000	459,240
@#Nine Dragons Paper Holding 144A
9.875% 4/29/13		1,716,000	582,532
•Noranda Aluminum Acquisition PIK
6.595% 5/15/15		625,000	215,625
@Norske Skog Canada 8.625% 6/15/11		550,000	244,750
@#Norske Skogindustrier 144A
7.125% 10/15/33		582,000	267,720
=@Port Townsend 12.431% 8/27/12		191,800	139,055
@Potlatch 12.50% 12/1/09		702,000	746,405
Rio Tinto Finance USA
5.875% 7/15/13		805,000	641,793
7.125% 7/15/28		236,000	166,972
#Rock-Tenn 144A 9.25% 3/15/16		481,000	449,735
@Rockwood Specialties Group
7.50% 11/15/14		490,000	379,750
#Ryerson 144A
*• 10.568% 11/1/14		440,000	292,600
12.25% 11/1/15		225,000	140,063
@#Sappi Papier Holding 144A
6.75% 6/15/12		1,338,000	1,000,287
@#Severstal 144A 9.75% 7/29/13		2,696,000	1,442,360
#Steel Dynamics 144A 7.75% 4/15/16		2,040,000	1,422,900
#Vedanta Resources 144A
9.50% 7/18/18		560,000	294,000
•Verso Paper Holdings 6.943% 8/1/14		285,000	84,075
			19,822,574
Brokerage–2.01%
@AMVESCAP 4.50% 12/15/09		222,000	208,760
Citigroup 6.50% 8/19/13		6,755,000	6,823,104
Goldman Sachs Group
5.95% 1/18/18		1,965,000	1,866,341
* 6.15% 4/1/18		3,245,000	3,123,708
@ 6.75% 10/1/37		1,428,000	1,162,565
Jefferies Group 6.45% 6/8/27		953,000	558,297
JPMorgan Chase 6.00% 1/15/18		270,000	285,489
LaBranche 11.00% 5/15/12		233,000	203,875
Lazard Group 6.85% 6/15/17		260,000	165,750
Morgan Stanley
5.30% 3/1/13		1,350,000	1,225,410
5.375% 10/15/15		3,915,000	3,374,663
6.25% 8/9/26		650,000	529,894
			19,527,856
Capital Goods–1.90%
Allied Waste North America
6.875% 6/1/17		520,000	484,349
7.125% 5/15/16		190,000	173,140
* 7.25% 3/15/15		45,000	41,901
@*Associated Materials 9.75% 4/15/12		760,000	602,300
Berry Plastics Holding 8.875% 9/15/14		75,000	33,000
@BWAY 10.00% 10/15/10		1,387,000	1,185,885
@Casella Waste Systems 9.75% 2/1/13		1,111,000	894,355
Caterpillar 7.90% 12/15/18		2,210,000	2,548,546
Celestica
7.625% 7/1/13		135,000	111,375
7.875% 7/1/11		265,000	242,475
DRS Technologies 7.625% 2/1/18		653,000	656,265
Flextronics International
6.25% 11/15/14		425,000	318,750
*Graham Packaging 9.875% 10/15/14		1,175,000	728,500
Graphic Packaging International
9.50% 8/15/13		1,976,000	1,373,320
Greenbrier 8.375% 5/15/15		1,700,000	1,217,625
@Intertape Polymer 8.50% 8/1/14		313,000	205,015
#Moog 144A 7.25% 6/15/18		405,000	326,025
Owens-Brockway Glass Container
6.75% 12/1/14		1,090,000	1,008,250
Thermadyne Holdings 9.50% 2/1/14		835,000	588,675
Tyco Electronics Group 6.55% 10/1/17		1,835,000	1,544,567
United Technologies 6.125% 2/1/19		1,710,000	1,832,981
@Vitro 11.75% 11/1/13		1,412,000	444,780
Vought Aircraft Industries
8.00% 7/15/11		1,100,000	748,000
Waste Management 7.10% 8/1/26		1,430,000	1,190,951
			18,501,030
Communications–8.39%
AT&T
* 5.60% 5/15/18		1,925,000	1,963,477
6.40% 5/15/38		385,000	413,819
AT&T Wireless 8.125% 5/1/12		5,889,000	6,319,773
•Centennial Communications
9.633% 1/1/13		357,000	348,075

Diversified Income Series-9

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
CORPORATE BONDS (continued)
Communications (continued)
#Charter Communications Operating
144A 10.875% 9/15/14	USD	1,793,000	$1,443,365
Cincinnati Bell
7.00% 2/15/15		465,000	358,050
7.25% 7/15/13		380,000	336,300
*Citizens Communications
7.125% 3/15/19		975,000	658,125
Comcast
• 5.119% 7/14/09		415,000	409,384
5.70% 5/15/18		1,970,000	1,850,752
5.875% 2/15/18		1,450,000	1,376,392
6.30% 11/15/17		1,255,000	1,223,774
Cricket Communications
9.375% 11/1/14		1,712,000	1,549,360
CSC Holdings 6.75% 4/15/12		930,000	855,600
Deutsche Telekom
International Finance
5.25% 7/22/13		2,075,000	2,008,073
6.75% 8/20/18		3,000,000	3,047,376
8.75% 6/15/30		530,000	655,322
Dex Media West 9.875% 8/15/13		1,088,000	261,120
@#Digicel 144A 9.25% 9/1/12		2,307,000	1,972,485
@#Expedia 144A 8.50% 7/1/16		405,000	303,750
@GCI 7.25% 2/15/14		295,000	231,575
@Grupo Televisa 8.49% 5/11/37	MXN	19,000,000	964,987
Hughes Network Systems
9.50% 4/15/14	USD	872,000	712,860
Inmarsat Finance 10.375% 11/15/12		3,652,000	3,254,845
Intelsat Bermuda 11.25% 6/15/16		1,380,000	1,262,700
#Intelsat Bermuda 144A
8.875% 1/15/15		275,000	251,625
Lamar Media 6.625% 8/15/15		367,000	266,993
*Lamar Media 6.625% 8/15/15		1,100,000	800,250
#LBI Media 144A 8.50% 8/1/17		262,000	93,010
LIN Television 6.50% 5/15/13		395,000	186,638
Lucent Technologies 6.45% 3/15/29		586,000	237,330
Mediacom 9.50% 1/15/13		405,000	307,800
MetroPCS Wireless 9.25% 11/1/14		2,882,000	2,593,800
Nielsen Finance 10.00% 8/1/14		370,000	297,850
#Nordic Telephone Holdings 144A
8.875% 5/1/16		491,000	346,155
*PAETEC Holding 9.50% 7/15/15		397,000	238,200
Quebecor Media 7.75% 3/15/16		760,000	516,800
*Qwest Capital Funding 7.25% 2/15/11		720,000	608,400
#Rainbow National Services 144A
10.375% 9/1/14		365,000	326,675
Rogers Communications
6.80% 8/15/18		3,470,000	3,512,330
7.50% 8/15/38		1,110,000	1,206,562
Rogers Wireless 8.00% 12/15/12		390,000	375,375
Sprint Nextel 6.00% 12/1/16		3,200,000	2,259,232
Telecom Italia Capital
4.00% 1/15/10		1,202,000	1,106,107
7.721% 6/4/38		1,665,000	1,370,834
#Telesat Canada 144A 11.00% 11/1/15	USD	550,000	396,000
Thomson Reuters
5.95% 7/15/13		950,000	885,331
6.50% 7/15/18		1,275,000	1,161,399
Time Warner Cable
7.30% 7/1/38		950,000	989,975
8.75% 2/14/19		3,350,000	3,648,769
Time Warner Telecom Holdings
9.25% 2/15/14		392,000	323,400
Verizon Communications
5.50% 2/15/18		360,000	346,874
* 5.55% 2/15/16		2,411,000	2,358,997
6.10% 4/15/18		230,000	229,572
6.90% 4/15/38		2,200,000	2,483,862
* 8.95% 3/1/39		2,425,000	3,142,024
#Verizon Wireless 144A
8.50% 11/15/18		1,500,000	1,760,555
Videotron 6.375% 12/15/15		25,000	19,750
#Videotron 144A 9.125% 4/15/18		625,000	584,375
@#Vimpelcom 144A 9.125% 4/30/18		6,205,000	3,381,724
Virgin Media Finance 8.75% 4/15/14		1,060,000	800,300
#Vivendi 144A 6.625% 4/4/18		1,995,000	1,612,557
Vodafone Group
5.00% 12/16/13		1,875,000	1,805,642
5.00% 9/15/15		545,000	500,460
5.375% 1/30/15		2,770,000	2,612,357
5.625% 2/27/17		385,000	363,345
6.15% 2/27/37		85,000	84,295
#Wind Acquisition Finance 144A
10.75% 12/1/15		160,000	138,400
Windstream 8.125% 8/1/13		1,473,000	1,362,525
			81,675,793
Consumer Cyclical–2.95%
Centex
4.55% 11/1/10		455,000	379,925
5.125% 10/1/13		205,000	136,325
Corrections Corporation of America
6.25% 3/15/13		310,000	289,850
CVS Caremark
4.875% 9/15/14		1,843,000	1,701,861
5.75% 6/1/17		2,946,000	2,778,084
6.25% 6/1/27		350,000	326,290
@*Denny’s 10.00% 10/1/12		270,000	188,325
*Dollar General 10.625% 7/15/15		960,000	921,600
DR Horton
6.00% 4/15/11		1,095,000	947,175
7.875% 8/15/11		725,000	627,125
Ford Motor Credit
• 7.569% 1/13/12		515,000	335,394
7.80% 6/1/12		1,280,000	898,621
@#Galaxy Entertainment Finance 144A
9.875% 12/15/12		1,020,000	453,900

Diversified Income Series-10

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
CORPORATE BONDS (continued)
Consumer Cyclical (continued)
Gaylord Entertainment
6.75% 11/15/14	USD	285,000	$178,125
8.00% 11/15/13		563,000	391,285
@Global Cash Access/Finance
8.75% 3/15/12		629,000	506,345
GMAC
6.625% 5/15/12		231,000	179,783
6.875% 8/28/12		515,000	395,304
*Goodyear Tire & Rubber 9.00% 7/1/15		285,000	230,850
#Invista 144A 9.25% 5/1/12		390,000	274,950
Lear 8.75% 12/1/16		1,341,000	395,595
Levi Strauss 9.75% 1/15/15		610,000	454,450
M/I Homes 6.875% 4/1/12		345,000	182,850
Macys Retail Holdings 6.65% 7/15/24		2,825,000	1,553,510
MGM Mirage
6.75% 4/1/13		615,000	415,125
* 7.50% 6/1/16		605,000	386,444
#MGM Mirage 144A
13.00% 11/15/13		285,000	272,888
@Mobile Mini 6.875% 5/1/15		455,000	311,675
*Neiman Marcus Group
10.375% 10/15/15		1,175,000	511,125
Pinnacle Entertainment
8.25% 3/15/12		540,000	413,100
8.75% 10/1/13		650,000	516,750
@#Pokagon Gaming Authority 144A
10.375% 6/15/14		1,328,000	1,148,720
Ryland Group
5.375% 5/15/12		840,000	617,400
6.875% 6/15/13		810,000	583,200
Target
5.125% 1/15/13		2,180,000	2,154,385
6.00% 1/15/18		260,000	252,169
7.00% 1/15/38		180,000	167,316
*Tenneco 8.625% 11/15/14		930,000	358,050
Toll Brothers
8.25% 2/1/11		1,175,000	1,081,000
8.25% 12/1/11		290,000	265,350
#TRW Automotive 144A 7.00% 3/15/14		435,000	232,725
Wal-Mart Stores
6.20% 4/15/38		2,849,000	3,272,338
6.50% 8/15/37		825,000	983,007
			28,670,289
Consumer Non-Cyclical–5.69%
@ACCO Brands 7.625% 8/15/15		231,000	121,275
Advanced Medical Optics
7.50% 5/1/17		852,000	438,780
Alliance Imaging 7.25% 12/15/12		465,000	397,575
@#AmBev International Finance 144A
9.50% 7/24/17	BRL	442,000	137,498
Amgen
6.375% 6/1/37	USD	805,000	868,427
6.90% 6/1/38		2,075,000	2,377,313
*Aramark 8.50% 2/1/15		1,162,000	1,057,420
*#Bausch & Lomb 144A 9.875% 11/1/15	USD	3,012,000	2,266,530
Biomet
* 10.00% 10/15/17		585,000	564,525
11.625% 10/15/17		135,000	116,100
Bottling Group 6.95% 3/15/14		2,590,000	2,815,309
*Chiquita Brands International
8.875% 12/1/15		480,000	343,200
*Community Health Systems
8.875% 7/15/15		720,000	666,000
Constellation Brands 8.125% 1/15/12		555,000	527,250
Cornell 10.75% 7/1/12		235,000	213,850
Covidien International Finance
6.00% 10/15/17		1,807,000	1,785,618
6.55% 10/15/37		3,119,000	3,174,811
Del Monte
6.75% 2/15/15		139,000	120,235
8.625% 12/15/12		109,000	106,275
Delhaize America 9.00% 4/15/31		3,805,000	3,857,345
Delhaize Group 6.50% 6/15/17		770,000	700,253
Diageo Capital 5.75% 10/23/17		4,010,000	3,886,664
#Dr Pepper Snapple Group 144A
6.82% 5/1/18		3,050,000	3,013,488
General Mills 5.65% 9/10/12		930,000	950,066
GlaxoSmithKline Capital
4.375% 4/15/14		555,000	544,940
5.65% 5/15/18		1,900,000	1,999,256
HCA
6.50% 2/15/16		915,000	567,300
* 9.25% 11/15/16		2,151,000	1,978,920
HCA PIK 9.625% 11/15/16		367,000	287,178
•HealthSouth 8.323% 6/15/14		1,274,000	1,025,570
Iron Mountain
* 6.625% 1/1/16		323,000	264,053
8.00% 6/15/20		920,000	742,900
*Jarden 7.50% 5/1/17		564,000	387,750
JohnsonDiversey Holdings
10.67% 5/15/13		470,000	331,350
Kraft Foods 4.125% 11/12/09		15,000	15,026
Kroger
6.90% 4/15/38		925,000	972,420
* 7.50% 1/15/14		2,735,000	2,878,027
@National Beef Packing 10.50% 8/1/11		541,000	381,405
#President & Fellows
of Harvard College 144A
6.00% 1/15/19		1,915,000	2,061,363
6.50% 1/15/39		2,165,000	2,524,563
Quest Diagnostic 5.45% 11/1/15		2,198,000	1,930,976
RSC Equipment Rental
9.50% 12/1/14		490,000	271,950
Select Medical 7.625% 2/1/15		940,000	502,900
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20		610,000	525,661
8.03% 10/1/20		205,000	178,838

Diversified Income Series-11

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
CORPORATE BONDS (continued)
Consumer Non-Cyclical (continued)
Tyson Foods 7.85% 4/1/16	USD	415,000	$309,175
Visant Holding 8.75% 12/1/13		829,000	617,605
Wyeth 5.50% 2/1/14		3,505,000	3,564,245
			55,369,178
Electric–2.16%
AES
7.75% 3/1/14		136,000	120,360
8.00% 10/15/17		534,000	440,550
#AES 144A
8.00% 6/1/20		1,335,000	1,041,300
8.75% 5/15/13		165,000	159,225
Baltimore Gas & Electric
6.125% 7/1/13		730,000	676,081
Columbus Southern Power
6.05% 5/1/18		560,000	543,478
Commonwealth Edison
5.80% 3/15/18		365,000	330,458
5.90% 3/15/36		695,000	579,745
6.15% 9/15/17		925,000	861,518
Detroit Edison 5.60% 6/15/18		648,000	621,612
Duke Energy Carolinas
5.75% 11/15/13		355,000	367,540
7.00% 11/15/18		715,000	826,683
Duquense Light Holdings
5.50% 8/15/15		1,076,000	904,367
Edison Mission Energy
7.00% 5/15/17		365,000	319,375
7.625% 5/15/27		1,295,000	1,010,100
Elwood Energy 8.159% 7/5/26		645,081	440,566
Illinois Power 6.125% 11/15/17		2,281,000	2,049,699
@#Korea Southern Power 144A
5.375% 4/18/13		1,259,000	1,131,802
Midamerican Funding 6.75% 3/1/11		20,000	20,133
Midwest Generation 8.30% 7/2/09		177,116	176,231
Mirant Americas Generation
8.50% 10/1/21		890,000	680,850
Mirant North America
7.375% 12/31/13		760,000	733,400
NRG Energy 7.375% 2/1/16		1,620,000	1,510,650
Orion Power Holdings 12.00% 5/1/10		753,000	756,765
Peco Energy 5.35% 3/1/18		530,000	506,860
PPL Electric Utilities
7.125% 11/30/13		1,140,000	1,209,914
Reliant Energy 7.625% 6/15/14		940,000	784,900
South Carolina Electric & Gas
6.50% 11/1/18		810,000	908,314
#Texas Competitive Electric Holdings
144A 10.25% 11/1/15		1,212,000	866,580
Union Electric 6.70% 2/1/19		465,000	424,448
			21,003,504
Energy–3.38%
Chesapeake Energy
6.375% 6/15/15		53,000	42,135
6.625% 1/15/16		702,000	558,090
Complete Production Service
8.00% 12/15/16		359,000	227,965
Compton Petroleum Finance
7.625% 12/1/13		1,109,000	338,245
@#Connacher Oil & Gas 144A
10.25% 12/15/15		1,090,000	441,450
#Copano Energy 144A 7.75% 6/1/18		455,000	309,400
Dynergy Holdings 7.75% 6/1/19		1,111,000	772,145
Energy Partners 9.75% 4/15/14		377,000	126,295
Enterprise Products Operating
6.30% 9/15/17		965,000	818,044
6.50% 1/31/19		882,000	743,335
6.875% 3/1/33		1,520,000	1,168,103
*• 8.375% 8/1/66		475,000	261,548
9.75% 1/31/14		430,000	438,296
Frontier Oil 8.50% 9/15/16		350,000	310,625
@Geophysique-Veritas
7.50% 5/15/15		88,000	55,000
7.75% 5/15/17		682,000	398,970
#Helix Energy Solutions Group 144A
9.50% 1/15/16		2,501,000	1,338,035
#Hilcorp Energy I 144A
7.75% 11/1/15		629,000	446,590
9.00% 6/1/16		529,000	380,880
International Coal Group
10.25% 7/15/14		850,000	641,750
Key Energy Services 8.375% 12/1/14		294,000	195,510
Mariner Energy 8.00% 5/15/17		612,000	321,300
MarkWest Energy Partners
8.75% 4/15/18		595,000	371,875
Nexen
5.05% 11/20/13		325,000	300,171
5.65% 5/15/17		940,000	788,100
OPTI Canada
7.875% 12/15/14		308,000	158,620
8.25% 12/15/14		484,000	263,780
PetroHawk Energy 9.125% 7/15/13		206,000	167,890
#PetroHawk Energy 144A
7.875% 6/1/15		490,000	365,050
@Petroleum Development
12.00% 2/15/18		510,000	321,300
Plains All American Pipeline
6.50% 5/1/18		2,025,000	1,617,565
Plains Exploration & Production
7.00% 3/15/17		260,000	179,400
7.625% 6/1/18		1,165,000	803,850
Range Resources 7.25% 5/1/18		385,000	323,400
#Ras Laffan Liquefied
Natural Gas III 144A
5.832% 9/30/16		425,000	316,847
5.838% 9/30/27		500,000	303,545
Regency Energy Partners
8.375% 12/15/13		453,000	312,570

Diversified Income Series-12

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
CORPORATE BONDS (continued)
Energy (continued)
Shell International Finance
6.375% 12/15/38	USD	3,630,000	$4,098,227
Siberian Oil 10.75% 1/15/09		30,000	30,060
Suncor Energy 5.95% 12/1/34		1,270,000	942,158
Talisman Energy 6.25% 2/1/38		490,000	356,758
@TNK-BP Finance 7.875% 3/13/18		1,159,000	585,295
TransCanada Pipelines
5.85% 3/15/36		1,185,000	1,011,037
• 6.35% 5/15/67		575,000	257,346
7.25% 8/15/38		2,635,000	2,630,882
Transocean 6.00% 3/15/18		1,290,000	1,176,944
Weatherford International
5.95% 6/15/12		1,630,000	1,550,133
6.00% 3/15/18		535,000	450,024
6.35% 6/15/17		555,000	474,393
Whiting Petroleum 7.25% 5/1/13		502,000	358,930
Williams 7.50% 1/15/31		415,000	278,636
XTO Energy
5.75% 12/15/13		1,025,000	996,051
6.75% 8/1/37		785,000	737,435
			32,861,983
Finance Companies–1.54%
@Cardtronics 9.25% 8/15/13		1,060,000	715,500
FTI Consulting
7.625% 6/15/13		1,102,000	960,118
7.75% 10/1/16		350,000	289,625
General Electric Capital
@ 5.125% 1/28/14	SEK	7,400,000	902,376
* 5.625% 5/1/18	USD	900,000	908,155
5.875% 1/14/38		4,180,000	4,105,684
6.75% 3/15/32		195,000	207,952
@• 6.78% 2/2/11	NOK	7,500,000	1,050,927
@General Electric Capital UK Funding
4.625% 1/18/16	GBP	509,000	656,815
Hexion US Finance 9.75% 11/15/14	USD	390,000	113,100
@•HSBC Financial 144A 2.846% 4/24/10	CAD	694,000	556,614
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65	USD	660,000	275,928
International Lease Finance
5.35% 3/1/12		818,000	567,672
5.625% 9/20/13		1,930,000	1,290,018
5.875% 5/1/13		460,000	307,364
6.625% 11/15/13		1,360,000	917,213
Lender Process Services
8.125% 7/1/16		385,000	345,056
Leucadia National 8.125% 9/15/15		354,000	285,855
@#Nuveen Investments 144A
10.50% 11/15/15		1,252,000	283,265
•#Xstrata Finance 144A
2.585% 11/13/09		330,000	289,572
			15,028,809
Industrials–0.05%
Sally Holdings 10.50% 11/15/16		735,000	503,475
			503,475
Insurance–2.20%
•Hartford Financial Services Group
8.125% 6/15/38	USD	4,650,000	2,451,364
MetLife 6.817% 8/15/18		1,785,000	1,702,965
•#Metlife Capital Trust X 144A
9.25% 4/8/38		5,500,000	3,843,857
#Metropolitan Life Global
Funding I 144A
4.25% 7/30/09		450,000	440,375
5.125% 4/10/13		820,000	764,757
Õ@Montpelier Re Holdings
6.125% 8/15/13		205,000	199,812
‡•#tTwin Reefs Pass Through Trust 144A
2.825% 12/31/49		600,000	6,750
UnitedHealth Group
5.50% 11/15/12		1,576,000	1,437,388
* 5.80% 3/15/36		6,152,000	4,700,914
Unitrin 6.00% 5/15/17		821,000	588,479
WellPoint
5.00% 1/15/11		1,111,000	1,050,550
5.00% 12/15/14		878,000	763,589
5.85% 1/15/36		1,425,000	1,167,662
5.95% 12/15/34		1,930,000	1,608,173
6.375% 6/15/37		465,000	433,370
•#White Mountains Re Group 144A
7.506% 5/29/49		625,000	206,250
			21,366,255
Natural Gas–0.39%
AmeriGas Partners 7.125% 5/20/16		505,000	406,525
El Paso
6.875% 6/15/14		178,000	144,592
* 7.00% 6/15/17		482,000	379,626
#El Paso Performance-Linked Trust 144A
7.75% 7/15/11		337,000	293,443
Inergy Finance
6.875% 12/15/14		481,000	377,585
8.25% 3/1/16		362,000	284,170
Kinder Morgan Energy Partners
5.80% 3/15/35		55,000	38,396
6.95% 1/15/38		1,765,000	1,431,309
7.30% 8/15/33		480,000	399,453
			3,755,099
Real Estate–0.17%
Host Hotels & Resorts
7.125% 11/1/13		1,236,000	1,001,160
Regency Centers 5.875% 6/15/17		550,000	348,827
•#USB Realty 144A 6.091% 12/22/49		800,000	334,214
			1,684,201
Technology–0.70%
@International Business Machines
4.00% 11/11/11	EUR	1,000,000	1,374,124
Oracle 5.75% 4/15/18	USD	4,680,000	4,903,933
Sungard Data Systems
10.25% 8/15/15		864,000	574,560
			6,852,617

Diversified Income Series-13

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
CORPORATE BONDS (continued)
Transportation–0.22%
@#DP World 144A 6.85% 7/2/37	USD	890,000	$460,163
Hertz 8.875% 1/1/14		760,000	471,200
Kansas City Southern de Mexico
9.375% 5/1/12		630,000	579,600
@‡Northwest Airlines 10.00% 2/1/09		145,000	544
@Red Arrow International Leasing
8.375% 3/31/12	RUB	42,966,949	675,426
			2,186,933
Total Corporate Bonds
(cost $411,763,783)			365,608,159

FOREIGN AGENCIES–1.65%Δ
France–0.07%
France Telecom 7.75% 3/1/11	USD	620,000	652,752
			652,752
Germany–1.44%
KFW
3.50% 7/4/21	EUR	2,212,000	2,916,483
4.125% 7/4/17	EUR	3,471,000	4,993,624
6.50% 11/15/11	NZD	5,762,000	3,586,023
8.00% 12/21/12	NZD	1,300,000	862,166
Rentenbank 1.375% 4/25/13	JPY	149,000,000	1,674,111
			14,032,407
Republic of Korea–0.14%
*Korea Development Bank
5.30% 1/17/13	USD	1,500,000	1,365,765
			1,365,765
Total Foreign Agencies
(cost $15,740,564)			16,050,924

MUNICIPAL BONDS–0.65%
§California State 5.00% 2/1/33-14		25,000	28,715
Massachusetts Health & Education
Facilities Authority Revenue
(Harvard) Series A 5.00% 7/15/36		220,000	219,996
New Jersey Economic Development
Authority Revenue (Cigarette Tax)
5.75% 6/15/29		25,000	18,044
North Texas Tollway Authority Series A
5.50% 1/1/18		530,000	528,887
6.00% 1/1/19		265,000	271,474
6.00% 1/1/20		1,320,000	1,343,865
Oregon State Taxable Pension
5.892% 6/1/27		5,000	4,845
Portland, Oregon Sewer System
Revenue Series A 5.00% 6/15/18		500,000	546,820
Texas Transportation Community
Mobility 5.00% 4/1/19		1,040,000	1,139,996
Triborough, New York Bridge &
Tunnel Authority Series A
5.00% 11/15/18		1,060,000	1,149,761
5.00% 11/15/19		530,000	563,178
@West Virginia Tobacco Settlement
Finance Authority Series A
7.467% 6/1/47	USD	850,000	535,823
Total Municipal Bonds
(cost $6,747,226)			6,351,404

NON-AGENCY ASSET-BACKED
SECURITIES–3.97%
•Bank of America Credit Card Trust
Series 2007-A2 A2 1.215% 6/17/13		5,200,000	4,621,598
Series 2008-A5 A5 2.395% 12/16/13		2,460,000	2,186,774
Series 2008-A7 A7 1.895% 12/15/14		1,175,000	977,382
#Cabela’s Master Credit Card Trust
Series 2008-1A A1 144A
4.31% 12/16/13		1,220,000	1,140,115
Capital Auto Receivables Asset Trust
Series 2007-3 A3A 5.02% 9/15/11		1,275,000	1,244,382
Series 2008-1 A3A 3.86% 8/15/12		1,000,000	939,728
Capital One Multi-Asset Execution
Trust Series 2007-A7 A7
5.75% 7/15/20		900,000	676,190
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12		325,000	322,837
Series 2008-A A3 4.94% 4/25/14		1,710,000	1,655,913
@Chase Funding Mortgage Loan
Asset-Backed Certificates
Series 2002-3 1A6 4.707% 9/25/13		706,723	608,241
Chase Issuance Trust
• Series 2005-A8 A8 1.235% 10/15/12		1,100,000	1,003,743
• Series 2008-A6 A6 2.395% 5/15/15		3,000,000	2,458,824
Series 2008-A9 A9 4.26% 5/15/13		1,230,000	1,150,263
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39		1,797,000	1,237,778
@Citicorp Mortgage Securities
Series 2006-3 A5 5.948% 11/25/36		1,800,000	1,265,538
Series 2006-3 A6 5.703% 11/25/36		2,000,000	1,588,780
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11		470,000	462,143
• Series 2007-B A3B 1.795% 10/17/11		275,000	262,675
• Series 2007-C A2 2.045% 9/15/10		227,014	225,662
Series 2008-A A3 4.12% 5/15/12		480,000	462,510
Series 2008-A A4A 4.93% 8/15/14		755,000	696,278
Series 2008-B A3A 4.78% 7/16/12		775,000	741,214
@Countrywide Asset-Backed Certificates
Series 2006-11 1AF3 6.05% 9/25/46		660,000	312,585
Daimler Chrysler Auto Trust
Series 2008-B A3A 4.71% 9/10/12		1,075,000	994,457
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		1,800,000	1,363,059
Series 2008-A4 A4 5.65% 12/15/15		530,000	470,476
@#Dunkin Securitization
Series 2006-1 A2 144A 5.779% 6/20/31		2,040,000	1,514,319
@GMAC Mortgage Loan Trust
Series 2006-HE3 A2 5.75% 10/25/36		180,000	123,312

Diversified Income Series-14

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)
	NON-AGENCY ASSET-BACKED
	SECURITIES (continued)
	•#Golden Credit Card Trust
	Series 2008-3 A 144A 2.195% 7/15/17	USD	1,200,000	$1,020,000
	Harley-Davidson Motorcycle Trust
#	Series 2006-1 A2 144A 5.04% 10/15/12		535,496	533,113
	Series 2007-2 A3 5.10% 5/15/12		485,000	481,627
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12		325,000	319,458
	Series 2008-A A3 4.93% 12/17/12		900,000	761,040
	John Deere Owner Trust
	Series 2008-A A3 4.18% 6/15/12		945,000	905,922
	•MBNA Credit Card Master Note Trust
	Series 2005-A4 1.235% 11/15/12		720,000	663,725
	@•Merrill Lynch Mortgage Investors
	Series 2006-AR1 A2C 0.631% 3/25/37		130,000	88,064
	@Mid-State Trust
	Series 11 A1 4.864% 7/15/38		15,981	13,932
	Series 2005-1 A 5.745% 1/15/40		178,172	138,974
	@#Mid-State Trust Series 2006-1 A 144A
	5.787% 10/15/40		215,884	175,190
	@•Residential Asset Securities
	Series 2006-KS3 AI3 0.641% 4/25/36		105,000	87,589
	RSB Bondco Series 2007-A A2
	5.72% 4/1/18		555,000	537,831
	@•#Sovereign Dealer Floor Plan Master
	Series 2006-1 A 144A
	1.245% 8/15/11		500,000	479,688
	Õ@Structured Asset Securities
	Series 2001-SB1 A2 3.375% 8/25/31		36,799	30,169
	USAA Auto Owner Trust
	Series 2007-2 A3 4.90% 2/15/12		860,000	849,628
	World Omni Auto Receivables Trust
	Series 2008-A A3A 3.94% 10/15/12		880,000	837,687
	Total Non-Agency Asset Backed
	Securities (cost $43,800,443)			38,630,413

	NON-AGENCY COLLATERALIZED
	MORTGAGE OBLIGATIONS–4.73%
	•Adjustable Rate Mortgage Trust
	Series 2005-10 3A11 5.414% 1/25/36		1,009,312	724,938
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33		929,206	844,997
	Series 2004-2 1A1 6.00% 3/25/34		2,474	2,051
	Series 2004-10 1CB1 6.00% 11/25/34		68,935	60,619
	Series 2004-11 1CB1 6.00% 12/25/34		4,207	3,279
@	Series 2005-1 2A1 5.50% 2/25/20		565,708	441,075
@	Series 2005-3 2A1 5.50% 4/25/20		77,533	60,451
@	Series 2005-5 2CB1 6.00% 6/25/35		151,525	87,790
@	Series 2005-6 7A1 5.50% 7/25/20		274,163	241,178
@	Series 2005-9 5A1 5.50% 10/25/20		365,016	284,598
•	Series 2005-I 4A1 5.269% 10/25/35		32,276	22,623
	Bank of America Funding Securities
	Series 2005-8 1A1 5.50% 1/25/36		1,114,611	863,824
	Series 2006-5 2A10 5.75% 9/25/36		1,850,000	1,513,316
	Bank of America Mortgage Securities
@•	Series 2003-D 1A2 5.372% 5/25/33		34	25
	Series 2005-9 2A1 4.75% 10/25/20		639,201	604,844
•	Series 2005-A 1A1 6.239% 2/25/35		31,425	15,555
	•Bear Stearns Adjustable Rate
	Mortgage Trust Series 2007-3 1A1
	5.472% 5/25/47		1,440,035	833,039
	@Bear Stearns Asset-Backed Securities
	Series 2005-AC8 A5 5.50% 11/25/35		298,238	208,079
	Chase Mortgage Finance
	Series 2003-S8 A2 5.00% 9/25/18		502,936	465,845
	Citicorp Mortgage Securities
	Series 2006-4 3A1 5.50% 8/25/21		1,664,777	1,447,837
	•Citigroup Mortgage Loan Trust
	Series 2004-UST1 A6 5.082% 8/25/34		1,709,313	1,090,739
	Series 2007-AR8 1A3A
	6.031% 8/25/37		1,232,472	765,983
	Countrywide Alternative Loan Trust
	Series 2004-28CB 6A1 6.00% 1/25/35		865,623	761,207
•	Series 2004-J7 1A2 4.673% 8/25/34		1,502	1,385
Õ@•	Series 2005-63 3A1 5.886% 11/25/35		340,196	162,784
@	Series 2006-2CB A3 5.50% 3/25/36		225,681	146,983
	tCountrywide Home Loan Mortgage
	Pass Through Trust
•	Series 2003-21 A1 4.784% 5/25/33		466	353
@•	Series 2004-12 1M 4.725% 8/25/34		195,698	54,616
@•	Series 2004-HYB4 M 4.589% 9/20/34		390,363	236,842
	Series 2005-23 A1 5.50% 11/25/35		2,510,993	1,996,238
•	Series 2005-HYB8 4A1
	5.563% 12/20/35		27,384	15,393
	Series 2006-1 A2 6.00% 3/25/36		619,589	414,738
@	Series 2006-1 A3 6.00% 3/25/36		151,295	87,657
@	Series 2006-17 A5 6.00% 12/25/36		434,040	405,215
@•	Series 2006-HYB1 3A1
	5.235% 3/20/36		927,659	443,239
Õ@•	Series 2006-HYB3 3A1A
	6.057% 5/20/36		360,022	322,939
	Credit Suisse First Boston
	Mortgage Securities
	Series 2003-29 5A1 7.00% 12/25/33		85,318	76,333
	Series 2004-1 3A1 7.00% 2/25/34		39,085	34,968
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33		1,713	1,646
•	Series 2004-AR5 4A1
	5.708% 10/25/34		76,416	48,586
•	Series 2007-AR2 1A1
	5.846% 8/25/37		1,264,031	822,053
•	Series 2007-AR3 2A2
	6.298% 11/25/37		2,844,895	1,837,608

Diversified Income Series-15

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)
NON-AGENCY COLLATERALIZED
	MORTGAGE OBLIGATIONS (continued)
•GMAC Mortgage Loan Trust
	Series 2005-AR2 4A 5.173% 5/25/35	USD	1,693,265	$1,096,529
#GSMPS Mortgage Loan Trust 144A
	Series 2005-RP1 1A3 8.00% 1/25/35		243,811	219,809
	Series 2005-RP1 1A4 8.50% 1/25/35		191,696	178,012
	Series 2006-RP1 1A2 7.50% 1/25/36		296,060	248,939
GSR Mortgage Loan Trust
@	Series 2006-1F 5A2 6.00% 2/25/36		202,696	107,302
•	Series 2006-AR1 3A1
	5.366% 1/25/36		538,439	373,819
•Indymac Index Mortgage Loan Trust
	Series 2005-AR25 1A21
	5.79% 12/25/35		64,741	36,354
•JPMorgan Mortgage Trust
@	Series 2004-A6 1A2 4.848% 12/25/34		919,963	650,010
	Series 2005-A1 4A1 4.777% 2/25/35		99,546	77,670
	Series 2005-A4 1A1 5.397% 7/25/35		873,702	615,467
	Series 2005-A6 1A2 5.14% 9/25/35		1,060,000	606,971
	Series 2005-A8 2A2 4.947% 11/25/35		2,133,087	1,721,396
@Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35		207,985	175,833
	Series 2006-1 3A3 5.50% 2/25/36		21,334	17,353
•MASTR Adjustable Rate
	Mortgages Trust
	Series 2003-6 1A2 5.711% 12/25/33		1,639	1,334
	Series 2005-6 7A1 5.336% 6/25/35		224,216	127,070
	Series 2006-2 4A1 4.982% 2/25/36		47,710	33,548
MASTR Alternative Loans Trust
	Series 2003-9 1A1 5.50% 12/25/18		43,035	41,300
#MASTR Reperforming Loan Trust 144A
	Series 2005-1 1A5 8.00% 8/25/34		367,753	397,968
	Series 2005-2 1A4 8.00% 5/25/35		230,538	248,607
@#MASTR Specialized Loan Trust
	Series 2005-2 A2 144A
	5.006% 7/25/35		151,384	115,052
Prime Mortgage Trust
	Series 2004-CL1 1A1 6.00% 2/25/34		7,683	7,140
Residential Asset Mortgage Products
	Series 2004-SL1 A3 7.00% 11/25/31		27,829	27,959
	Series 2004-SL4 A3 6.50% 7/25/32		132,481	117,701
@	Series 2005-SL1 A2 6.00% 5/25/32		71,475	67,723
•Residential Funding Mortgage
	Securities I Series 2006-SA3 3A1
	6.048% 9/25/36		546,030	340,787
Structured Adjustable Rate
	Mortgage Loan Trust
	Series 2004-18 5A 5.50% 12/25/34		80,242	58,578
@•	Series 2005-22 4A2 5.37% 12/25/35		20,309	8,250
@•	Series 2006-5 5A4 5.521% 6/25/36		49,246	16,666
Structured Asset Securities
•	Series 2002-22H 1A 6.939% 11/25/32		1,201	1,136
	Series 2004-12H 1A 6.00% 5/25/34		349,712	328,095
@tWashington Mutual Alternative
	Mortgage Pass Through Certificates
	Series 2005-1 5A2 6.00% 3/25/35		169,423	106,631
	Series 2005-9 3CB 5.50% 10/25/20		227,243	177,178
	Series 2006-5 2CB3 6.00% 7/25/36		720,920	343,704
tWashington Mutual Mortgage Pass
	Through Certificates
	Series 2004-CB3 1A 6.00% 10/25/34		280,902	255,445
	Series 2004-CB3 4A 6.00% 10/25/19		76,980	66,010
@•	Series 2006-AR8 2A3 6.127% 8/25/36		15,061	4,930
•	Series 2006-AR10 1A1
	5.929% 9/25/36		500,507	289,399
•	Series 2006-AR14 1A4
	5.631% 11/25/36		233,512	123,375
•	Series 2006-AR14 2A1
	5.752% 11/25/36		2,894,931	1,803,947
•	Series 2007-HY1 1A1 5.706% 2/25/37		2,073,385	1,130,988
•	Series 2007-HY2 3A1 5.91% 9/25/36		49,158	23,546
•	Series 2007-HY3 4A1 5.347% 3/25/37		2,547,700	1,457,642
Wells Fargo Mortgage Backed
	Securities Trust
	Series 2004-E A2 4.50% 5/25/34		37,472	26,588
•	Series 2004-EE 2A1 4.161% 12/25/34		427,205	305,068
•	Series 2004-O A1 4.888% 8/25/34		3,799,053	2,753,267
•	Series 2004-T A1 4.865% 9/25/34		55,772	37,890
@	Series 2005-12 1A7 5.50% 11/25/35		443,425	321,483
@	Series 2005-17 1A2 5.50% 1/25/36		359,515	224,697
	Series 2005-18 1A1 5.50% 1/25/36		51,873	37,608
@•	Series 2005-AR16 6A4
	5.002% 10/25/35		1,608,834	738,399
	Series 2006-1 A3 5.00% 3/25/21		691,676	502,329
	Series 2006-2 3A1 5.75% 3/25/36		1,202,093	835,455
	Series 2006-3 A11 5.50% 3/25/36		2,555,000	1,601,975
	Series 2006-4 1A8 5.75% 4/25/36		16,382	15,333
@	Series 2006-4 2A3 5.75% 4/25/36		229,998	126,355
	Series 2006-AR5 2A1 5.545% 4/25/36		414,194	231,360
	Series 2006-AR6 7A1 5.113% 3/25/36		3,392,656	2,540,506
•	Series 2006-AR10 5A1
	5.594% 7/25/36		872,479	494,556
@•	Series 2006-AR11 A7 5.512% 8/25/36		2,100,351	758,027
@•	Series 2006-AR14 2A4
	6.083% 10/25/36		307,133	105,217
@•	Series 2006-AR18 2A2
	5.713% 11/25/36		926,300	299,222
•	Series 2006-AR19 A1
	5.629% 12/25/36		1,238,685	803,699
	Series 2007-8 2A6 6.00% 7/25/37		310,000	186,064
	Series 2007-13 A7 6.00% 9/25/37		1,134,702	748,194
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $66,486,073)			45,993,933

Diversified Income Series-16

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
REGIONAL AGENCY–0.14%Δ
Australia–0.14%
New South Wales Treasury
6.00% 5/1/12	AUD	1,882,000	$1,396,125
Total Regional Agency
(cost $1,733,698)			1,396,125

«SENIOR SECURED LOANS–4.00%
Advanced Medical Term Tranche
Loan B 4.855% 4/2/14	USD	840,671	547,840
Allied Barton 6.75% 12/30/15		731,705	632,925
Alltel Communication Term Tranche
Loan B 4.371% 5/15/15		1,296,972	1,280,760
Anchor Glass 6.849% 6/20/14		1,172,857	967,607
Aramark 3.334% 1/26/14		97,979	81,707
Aramark Term Tranche Loan B
5.637% 1/26/14		1,542,249	1,286,128
Bausch & Lomb
Term Tranche Loan B
7.019% 4/11/15		1,364,610	937,794
Term Tranche Loan DD
5.507% 4/11/15		344,598	236,817
BE Aerospace 6.011% 7/28/14		613,250	558,058
Biomet Term Tranche Loan B
6.762% 3/25/15		370,000	315,558
Calpine 1st Lien 6.637% 3/29/14		494,383	367,608
Centennial Cellular Term Tranche
Loan D 5.394% 2/9/11		1,213,000	1,156,899
Charter Communications
4.245% 3/6/14		1,200,182	888,555
Community Health Systems
Term Tranche Loan B 4.445% 7/2/14		1,812,312	1,428,102
Term Tranche Loan DD
3.374% 8/25/14		92,688	73,038
Cricket Communications
7.262% 6/16/13		580,534	483,536
Crown Castle Term Tranche Loan B
5.376% 3/6/14		1,269,400	888,580
CSC Holdings Term Tranche Loan B
2.947% 3/30/13		1,478,463	1,257,617
DirectTV Term Tranche Loan C
5.25% 4/13/13		864,073	778,383
DR Pepper Snapple Group
3.438% 4/10/13		484,068	440,502
Dynegy Holdings 2.936% 4/2/13		448,439	341,262
Dynegy Holdings Term Tranche Loan B
2.936% 4/2/13		36,469	27,753
Energy Futures Holdings Term
Tranche Loan B2 5.603% 10/10/14		2,505,955	1,743,731
Ford Motor Term Tranche Loan B
5.00% 11/29/13		4,694,233	1,925,926
General Motors Term Tranche Loan B
5.795% 11/17/13		2,717,665	1,254,651
Georgia Pacific Term Tranche Loan B
4.182% 12/20/12		1,341,454	1,111,489
Goodyear Tire & Rubber 2 Lien
2.211% 4/30/14	USD	615,000	396,165
Graham Packaging International
Term Tranche Loan B 5.528% 10/7/11		1,085,430	795,620
Term Tranche Loan C 6.781% 5/16/14		1,444,558	1,091,544
Hawker Beechcraft 5.762% 3/26/14		26,156	13,721
Hawker Beechcraft Term Tranche
Loan B 5.762% 3/26/14		445,443	233,673
HCA 6.012% 11/18/13		1,848,593	1,459,362
HealthSouth Term Tranche Loan B
3.844% 3/10/13		1,221,708	958,173
Life Technologies Tranche Loan B
5.25% 6/11/15		990,000	933,902
Lender Processing Term Tranche
Loan B 3.936% 6/18/14		1,256,836	1,178,284
MacDermid Term Tranche Loan B
5.762% 4/12/14		352,795	229,317
MetroPCS Wireless Term Tranche
Loan B 4.843% 2/20/14		1,106,039	899,581
Momentive Performance Materials
Term Tranche Loan B1
3.688% 12/4/13		355,000	235,010
Newpage Term Tranche Loan B
5.277% 12/21/14		975,749	633,422
Northwest Airlines 3.54% 8/21/13		867,907	647,137
Nuveen Investment Term Tranche
Loan B 5.113% 11/13/14		1,686,725	666,256
Panamsat
Term Tranche Loan BA 6.65% 1/3/14		535,242	393,403
Term Tranche Loan BB 6.65% 1/3/14		535,403	393,521
Term Tranche Loan BC 6.65% 1/3/14		535,242	393,403
Sungard 6.75% 12/30/15		1,226,925	944,732
Talecris Biotherapeutics 2nd Lien
8.64% 12/6/14		1,205,000	1,009,188
Time Warner Telecom Holdings Term
Tranche Loan B 3.691% 1/7/13		736,440	565,678
Windstream Term Tranche Loan B1
6.05% 7/17/13		2,539,815	2,175,350
Wrigley 7.75% 7/17/14		1,700,000	1,633,887
Total Senior Secured Loans
(cost $44,772,382)			38,893,155

SOVEREIGN AGENCY–0.20%Δ
Norway–0.20%
Kommunalbanken
4.25% 10/24/11	NOK	5,340,000	798,009
8.00% 10/19/10	NZD	1,760,000	1,102,123
Total Sovereign Agency
(cost $2,167,780)			1,900,132

SOVEREIGN DEBT–7.46%Δ
Austria–0.38%
#Republic of Austria 144A
4.00% 9/15/16	EUR	2,567,000	3,680,996
			3,680,996

Diversified Income Series-17

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)
SOVEREIGN DEBT (continued)
Brazil–0.29%
*Federal Republic of Brazil
11.00% 8/17/40	USD	2,165,000	$2,836,150
			2,836,150
Canada–0.42%
Canadian Government
3.50% 6/1/13	CAD	1,207,000	1,067,582
4.25% 6/1/18	CAD	3,254,000	3,018,534
			4,086,116
France–0.26%
France Government O.A.T.
4.00% 10/25/38	EUR	1,705,000	2,511,363
			2,511,363
Germany–1.13%
Bundesobligation 3.50% 4/12/13	EUR	2,032,200	2,968,021
Deutschland Republic
4.25% 7/4/18	EUR	2,891,200	4,465,889
5.625% 1/4/28	EUR	2,070,000	3,601,449
			11,035,359
Japan–1.75%
Japan Government
5 yr Bond 1.30% 6/20/13	JPY	196,650,000	2,229,520
10 yr Bond 1.70% 3/20/17	JPY	341,700,000	4,004,174
20 yr Bond 2.30% 6/20/26	JPY	588,900,000	7,051,027
30 yr Bond 2.40% 3/20/37	JPY	134,100,000	1,671,899
CPI Linked 10 yr Bond
1.10% 9/10/16	JPY	110,592,000	1,064,799
CPI Linked 10 yr Bond
1.30% 9/10/17	JPY	107,625,000	1,038,174
			17,059,593
Mexico–0.99%
Mexican Government 10.00% 11/20/36	MXN	84,165,000	7,249,534
*United Mexican States 5.95% 3/19/19	USD	2,332,000	2,343,660
			9,593,194
Republic of Korea–0.09%
Government of South Korea
4.25% 12/7/21	EUR	969,000	925,941
			925,941
Russia–0.74%
Russia Government 7.50% 3/31/30	USD	8,143,800	7,184,135
			7,184,135
Sweden–0.05%
Sweden Government 5.50% 10/8/12	SEK	3,180,000	460,603
			460,603
Turkey–0.16%
Republic of Turkey 11.875% 1/15/30	USD	1,083,000	1,554,105
			1,554,105
Ukraine–0.03%
@#Ukraine Government 144A
6.75% 11/14/17	USD	662,000	252,245
			252,245
United Arabic Emirates–0.25%
#Emirate of Abu Dhabi 144A
5.50% 8/2/12	USD	2,200,000	2,434,080
			2,434,080
United Kingdom–0.92%
@#CS International for City of Kyiv
Ukraine 144A 8.25% 11/26/12	USD	397,000	$117,115
U.K. Treasury
4.50% 3/7/13	GBP	4,548,700	7,183,781
5.00% 3/7/18	GBP	995,300	1,681,889
			8,982,785
Total Sovereign Debt
(cost $68,966,282)			72,596,665

SUPRANATIONAL BANKS–2.74%
European Bank for Reconstruction
& Development 6.50% 12/20/10	RUB	16,800,000	394,235
European Investment Bank
4.75% 10/15/17	EUR	1,582,000	2,362,496
5.75% 9/15/09	AUD	2,194,000	1,581,801
6.00% 8/14/13	AUD	9,029,000	6,692,028
6.125% 1/23/17	AUD	2,093,000	1,598,618
7.00% 1/18/12	NZD	4,034,000	2,550,020
7.75% 10/26/10	NZD	3,207,000	2,002,145
11.25% 2/14/13	BRL	4,800,000	2,132,158
Inter-American Development Bank
5.75% 6/15/11	AUD	2,822,000	2,070,650
7.25% 5/24/12	NZD	2,686,000	1,697,796
9.00% 8/6/10	BRL	601,000	257,920
International Bank for Reconstruction
& Development
5.75% 6/25/10	RUB	26,700,000	718,019
12.25% 8/4/10	BRL	1,672,000	735,774
Nordic Investment Bank
1.70% 4/27/17	JPY	170,000,000	1,893,055
Total Supranational Banks
(cost $29,852, 983)			26,686,715

U.S. TREASURY
OBLIGATIONS–2.40%
*U.S. Treasury Bond 4.375% 2/15/38	USD	245,000	328,224
*U.S. Treasury Inflation Index Notes
1.625% 1/15/15		2,308,891	2,141,859
1.625% 1/15/18		5,739,366	5,449,264
U.S. Treasury Notes
*¥ 1.50% 12/31/13		12,390,000	12,365,802
* 3.75% 11/15/18		2,665,000	3,017,694
Total U.S. Treasury Obligations
(cost $23,946,511)			23,302,843

	Number of
	Shares
COMMON STOCK–0.05%
†Adelphia Recovery Trust
Series Arahova		1	0
†BWAY Holding		7,820	62,247
Cablevision Systems Class A		3,100	52,204
†Cardtronics		30,400	39,216
†Century Communications		2,500,000	0
*†Delta Air Lines		218	2,498

Diversified Income Series-18

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)
COMMON STOCK (continued)
†Flextronics International		19,800	$50,688
*Freeport-McMoRan
Copper & Gold Class B		2,400	58,656
*†Mirant		116	2,189
*†NRG Energy		5,300	123,649
=Õ@†Port Townsend		685	7
†Rockwood Holdings		5,800	62,640
*†Time Warner Cable Class A		7	150
*Virgin Media		10,750	53,643
Total Common Stock
(cost $1,016,420)			507,787

PREFERRED STOCK–0.51%
#GMAC 144A 9.00%		158	43,450
*•JPMorgan Chase 7.90%		3,905,000	3,256,871
*•PNC Bank 8.25%		2,075,000	1,673,452
=@Port Townsend		137	0
Total Preferred Stock
(cost $5,887,358)			4,973,773

WARRANT–0.00%
=Õ@†Port Townsend		137	1
Total Warrant (cost $3,288)			1

		Principal
		Amount°
REPURCHASE AGREEMENT**–6.44%
BNP Paribas 0.005%, dated 12/31/08,
to be repurchased on 1/2/09,
repurchase price $62,687,009
(collateralized by U.S. Government
obligations, 10/22/09; market value
$64,003,919)	USD	62,687,000	62,687,000
Total Repurchase Agreements
(cost $62,687,000)			62,687,000
Total Value of Securities
Before Securities Lending
Collateral – 100.26% (cost $1,055,613,161)			975,693,659

		Number of
		Shares
SECURITIES LENDING
COLLATERAL***–11.12%
Investment Companies
Mellon GSL DBT II Collateral Fund		111,320,921	108,092,010
†Mellon GSL DBT II Liquidation Trust		1,852,892	61,145
Total Securities Lending Collateral
(cost $113,173,813)			108,153,155

TOTAL VALUE OF SECURITIES–111.38% (cost $1,168,786,974)	1,083,846,814 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(11.63%)	(113,173,813)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.25%	2,463,306
NET ASSETS APPLICABLE TO 105,453,065 SHARES OUTSTANDING–100.00%	$973,136,307
NET ASSET VALUE–DELAWARE VIP DIVERSIFIED INCOME SERIES
STANDARD CLASS ($542,073,902 / 58,618,007 Shares)	$9.25
NET ASSET VALUE–DELAWARE VIP DIVERSIFIED INCOME SERIES
SERVICE CLASS ($431,062,405 / 46,835,058 Shares)	$9.20
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$1,031,602,446
Undistributed net investment income	63,048,966
Accumulated net realized loss on investments	(36,303,038)
Net unrealized depreciation of investments and foreign currencies	(85,212,067)
Total net assets	$973,136,307
____________________

°Principal amount shown is stated in the currency in which each security is denominated.
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
USD – United States Dollar

Diversified Income Series-19

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

*	Fully or partially on loan.
†	Non income producing security.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $67,853,234, which represented 6.97% of the Series’ net assets. See Note 13 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2008.
@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $55,510,010, which represented 5.70% of the Series’ net assets. See Note 13 in “Notes to Financial Statements.”
=	Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $139,063, which represented 0.01% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”
P	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2008, the aggregate amount of restricted securities was $715,712 or 0.07% of the Series’ net assets. See Note 13 in “Notes to Financial Statements.”
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
Δ	Securities have been classified by country of origin.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
‡	Non income producing security. Security is currently in default.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $108,914,255 of securities loaned.
¥	Fully or partially pledged as collateral for financial futures contracts.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
CPI – Consumer Price Index
CPN – Interest Coupon Only
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities Inc.
MASTR – Mortgage Asset Securitization Transactions, Inc.
O.A.T – Obligation Assimiliable au Trsor (Treasury Obligation)
PIK – Pay-in-Kind
RSB – Rate Stabilization Bonds
S.F. – Single Family
TBA – To be announced
yr – Year

Diversified Income Series-20

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

The following foreign currency exchange contracts and foreign cross currency exchange contracts, financial futures contracts and swap contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(14,299,245)	USD	9,190,333	1/7/09	$(974,893)
BRL	2,079,283	USD	(867,000)	2/3/09	31,371
BRL	4,888,988	USD	(2,020,243)	1/30/09	92,084
BRL	(2,015,851)	USD	832,996	1/30/09	(37,969)
CAD	(4,451,702)	USD	3,596,027	1/7/09	(62,089)
CHF	984,199	USD	(814,269)	1/7/09	107,846
EUR	2,287,965	USD	(3,254,401)	1/7/09	(59,087)
EUR	9,399,213	USD	(12,190,575)	1/7/09	936,132
EUR	(3,088,705)	USD	3,905,575	1/7/09	(408,033)
EUR	(5,026,608)	USD	6,346,093	1/7/09	(673,942)
GBP	1,079,572	EUR	(1,260,000)	1/7/09	(184,476)
GBP	(1,174,995)	USD	1,751,095	1/7/09	36,654
GBP	(4,841,110)	USD	7,222,447	1/7/09	158,760
JPY	3,284,741,366	USD	(34,944,057)	1/7/09	1,264,893
JPY	(200,839,217)	USD	2,270,755	1/7/09	56,828
JPY	(2,344,383,600)	USD	25,374,044	1/7/09	(468,985)
MXN	(16,302,419)	USD	1,182,320	1/7/09	(3,180)
NOK	3,626,118	USD	(513,272)	1/7/09	7,766
NZD	(17,051,646)	USD	9,115,557	1/7/09	(898,959)
PLN	18,473,060	USD	(6,333,714)	1/7/09	(117,683)
SEK	7,781,428	USD	(944,832)	1/7/09	49,219
					$(1,147,743)

Diversified Income Series-21

Delaware VIP® Diversified Income Series
Statement of Net Assets (continued)

Futures Contracts2

		Notional	Notional	Expiration	Unrealized
Contracts to Buy		Cost	Value	Date	Appreciation
36	Euro Bond	$ 5,697,749	$6,278,004	3/31/09	$580,255
5	Japanese Treasury 10 yr Notes	7,482,119	7,722,237	3/31/09	240,118
24	Long Gilt Bond	4,296,183	4,324,315	3/31/09	28,132
		$17,476,051			$848,505

Swap Contracts3
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
Macys 10 yr CDS	$1,525,000	5.20%	12/20/18	$ 95,956
Citigroup Global Markets
Century Tel 5 yr CDS	236,400	1.71%	9/20/13	(3,095)
Hartford Financial CDS	1,350,000	4.30%	12/20/13	63,085
Hartford Financial CDS	1,350,000	4.95%	12/20/13	29,897
JPMorgan Chase
Embarq
6 yr CDS	315,000	2.60%	9/20/14	(13,207)
7 yr CDS	985,000	0.77%	9/20/14	50,334
Hartford Financial CDS	675,000	7.00%	12/20/13	(37,385)
	$6,436,400			$185,585

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

____________________

[1]See Note 8 in “Notes to financial statements.”
[2]See Note 9 in “Notes to financial statements.”
[3]See Note 11 in “Notes to financial statements.”

See accompanying notes

Diversified Income Series-22

Delaware VIP® Trust —
Delaware VIP Diversified Income Series
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at value (including $108,914,255 of
securities loaned)	$913,006,659
Repurchase agreements, at value	62,687,000
Short-term investments held as collateral
for loaned securities, at value	108,153,155
Foreign currencies, at value	2,800,881
Receivables for securities sold	52,299,499
Interest and security lending income receivable	11,442,913
Receivables for fund shares sold	571,785
Credit default swaps, at value	185,585
Variation margin receivable on futures contracts	21,014
Total assets	1,151,168,491

LIABILITIES:
Cash overdraft	10,999,142
Payables for securities purchased	50,924,984
Obligation to return securities lending collateral	113,173,813
Payables for fund shares redeemed	865,024
Foreign currency contracts, at value	1,147,743
Accrued protection payments on credit default swaps	7,535
Due to manager and affiliates	694,764
Other accrued expenses	153,373
Other liabilities	65,806
Total liabilities	178,032,184

Total net assets	$973,136,307

Investments, at cost	$992,926,161
Repurchase agreements at cost	62,687,000
Cost of short-term investments held as collateral
for loaned securities	113,173,813
Foreign currencies, at cost	2,840,950

See accompanying notes

Diversified Income Series-23

Delaware VIP® Trust —
Delaware VIP Diversified Income Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$60,873,776
Securities lending income	909,360
Dividends	395,178
Foreign tax witheld	(132,804)
62,045,510

EXPENSES:
Management fees	6,531,707
Distribution expenses – Service Class	1,333,858
Accounting and administration expenses	421,662
Reports and statements to shareholders	180,822
Legal fees	134,358
Custodian fees	125,871
Dividend disbursing and transfer agent fees and expenses	118,660
Audit and tax	71,251
Trustees’ fees	63,935
Pricing fees	48,450
Insurance fees	30,919
Consulting fees	12,399
Registration fees	9,498
Taxes (other than taxes on income)	6,278
Trustees’ expenses	4,491
Dues and services	4,369
9,098,528
Less waiver of distribution expenses – Service Class	(222,310)
Less expense paid indirectly	(50,503)
Total operating expenses	8,825,715

NET INVESTMENT INCOME	53,219,795

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(49,682,158)
Futures contracts	7,192,751
Swap contracts	3,849,703
Written options	2,480,532
Foreign currencies	12,709,736
Net realized loss	(23,449,436)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(91,427,207)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCIES	(114,876,643)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(61,656,848)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Diversified Income Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$53,219,795	$35,491,593
Net realized gain (loss) on investments and
foreign currencies	(23,449,436)	15,745,512
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(91,427,207)	(1,546,316)
Net increase (decrease) in net assets
resulting from operations	(61,656,848)	49,690,789

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(23,559,654)	(10,799,019)
Service Class	(15,920,819)	(6,977,327)
Net realized gain on investments:
Standard Class	(8,085,906)	(882,938)
Service Class	(5,823,668)	(614,951)
	(53,390,047)	(19,274,235)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	250,752,557	248,039,572
Service Class	243,982,623	169,225,333
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	31,645,560	11,681,957
Service Class	21,744,487	7,592,278
	548,125,227	436,539,140

Cost of shares repurchased:
Standard Class	(194,049,242)	(51,186,995)
Service Class	(144,518,523)	(40,114,941)
	(338,567,765)	(91,301,936)
Increase in net assets derived
from capital share transactions	209,557,462	345,237,204

NET INCREASE IN NET ASSETS	94,510,567	375,653,758

NET ASSETS:
Beginning of year	878,625,740	502,971,982
End of year (including undistributed
net investment income of $63,048,966
and $37,375,178, respectively)	$973,136,307	$878,625,740

See accompanying notes

Diversified Income Series-24

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$10.220	$9.830	$9.260	$9.450	$8.940

Income (loss) from investment operations:
Net investment income[1]	0.500	0.527	0.496	0.373	0.348
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.926)	0.207	0.227	(0.416)	0.395
Total from investment operations	(0.426)	0.734	0.723	(0.043)	0.743

Less dividends and distributions from:
Net investment income	(0.405)	(0.318)	(0.153)	(0.099)	(0.233)
Net realized gain on investments	(0.139)	(0.026)	–	(0.048)	–
Total dividends and distributions	(0.544)	(0.344)	(0.153)	(0.147)	(0.233)

Net asset value, end of period	$9.250	$10.220	$9.830	$9.260	$9.450

Total return[2]	(4.54% )	7.63%	7.92%	(0.45% )	8.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$542,074	$521,511	$294,248	$90,811	$14,770
Ratio of expenses to average net assets	0.73%	0.73%	0.79%	0.79%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	0.73%	0.73%	0.79%	0.86%	0.98%
Ratio of net investment income to average net assets	5.16%	5.30%	5.26%	4.02%	3.82%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	5.16%	5.30%	5.26%	3.95%	3.64%
Portfolio turnover	244%	299%	311%	400%	493%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Diversified Income Series-25

Delaware VIP® Diversified Income Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$10.180	$9.790	$9.230	$9.410	$8.930

Income (loss) from investment operations:
Net investment income[1]	0.476	0.502	0.472	0.350	0.326
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.937)	0.209	0.218	(0.406)	0.373
Total from investment operations	(0.461)	0.711	0.690	(0.056)	0.699

Less dividends and distributions from:
Net investment income	(0.380)	(0.295)	(0.130)	(0.076)	(0.219)
Net realized gain on investments	(0.139)	(0.026)	–	(0.048)	–
Total dividends and distributions	(0.519)	(0.321)	(0.130)	(0.124)	(0.219)

Net asset value, end of period	$9.200	$10.180	$9.790	$9.230	$9.410

Total return[2]	(4.90% )	7.41%	7.57%	(0.59% )	7.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$431,062	$357,115	$208,724	$130,870	$47,417
Ratio of expenses to average net assets	0.98%	0.98%	1.04%	1.04%	1.05%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.03%	1.03%	1.09%	1.16%	1.28%
Ratio of net investment income to average net assets	4.91%	5.05%	5.01%	3.77%	3.57%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	4.86%	5.00%	4.96%	3.65%	3.34%
Portfolio turnover	244%	299%	311%	400%	493%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Diversified Income Series-26

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2008, the Series held no investments in repurchase agreements.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Diversified Income Series-27

Delaware VIP® Diversified Income Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $52,708 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$503,879	$13,320	$89,845	$87,720

____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $72,268 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$2,112,041,149
Purchases of U.S. government securities	492,166,655
Sales other than U.S. government securities	1,841,836,272
Sales of U.S. government securities	520,501,092

Diversified Income Series-28

Delaware VIP® Diversified Income Series
Notes to Financial Statements (continued)

3. Investments (continued)
At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$1,173,100,809	$25,893,803	$(115,147,798)	$(89,253,995)

Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives
Level 1	$86,497,623	$–
Level 2	981,505,144	(113,653)
Level 3	15,844,047	–
Total	$1,083,846,814	$(113,653)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$31,726,980
Net realized loss	(1,367,297)
Net change in unrealized appreciation/depreciation	(7,411,619)
Net purchases, sales, and settlements	(6,469,755)
Net transfers in and/or out of Level 3	(634,262)
Balance as of 12/31/08	$15,844,047

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(7,217,042)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$50,138,696	$19,213,099
Long-term capital gain	3,251,351	61,136
Total	$53,390,047	$19,274,235

Diversified Income Series-29

Delaware VIP® Diversified Income Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,031,602,446
Undistributed ordinary income	65,923,524
Capital loss carryforwards	(21,350,848)
Post-October losses	(10,638,355)
Post-October currency losses	(346,343)
Other temporary differences	(3,497,908)
Unrealized depreciation of investments,
swap contracts and foreign currencies	(88,556,209)
Net assets	$973,136,307

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddle loss deferrals, mark-to-market of foreign currency contracts and tax treatment of CDS contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gains (losses) of mortgage- and asset-backed securities, dividends and distributions, CDS contracts, gain (loss) on foreign currency transactions and foreign future contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain (loss)
$11,934,466	$(11,934,466)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards of $21,350,848 remaining at December 31, 2008 will expire in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	25,435,606	24,961,702
Service Class	24,801,536	17,034,144

Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,180,458	1,196,922
Service Class	2,191,984	780,296
	55,609,584	43,973,064

Shares repurchased:
Standard Class	(21,016,183)	(5,084,546)
Service Class	(15,250,066)	(4,052,036)
	(36,266,249)	(9,136,582)
Net increase	19,343,335	34,836,482

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Diversified Income Series-30

Delaware VIP® Diversified Income Series
Notes to Financial Statements (continued)

7. Line of Credit (continued)
Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts
The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9. Financial Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10. Written Options
During the year ended December 31, 2008, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the year ended December 31, 2008 for the Series were as follows:

	Number of
	contracts	Premiums
Options outstanding at December 31, 2007	–	$–
Options written	6,288	4,029,708
Options expired	(1,958)	(1,311,699)
Options terminated in closing purchase transactions	(4,330)	(2,718,009)
Options outstanding at December 31, 2008	–	$–

11. Swap Contracts
The Series may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Diversified Income Series-31

Delaware VIP® Diversified Income Series
Notes to Financial Statements (continued)

11. Swap Contracts (continued)
Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2008, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Series had invested in the referenced obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

12. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S & P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $108,914,255, for which cash collateral was received and invested in accordance with the lending agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

13. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

Diversified Income Series-32

Delaware VIP® Diversified Income Series
Notes to Financial Statements (continued)

13. Credit and Market Risk (continued)
The Series invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S & P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

14. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

15. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
6%	94%	100%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

Diversified Income Series-33

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Diversified Income Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of the Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Diversified Income Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Diversified Income Series-34

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member –
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee –
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member – St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 — Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee –
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member –
Pennsylvania
Horticulture Society
(February 2006 –
present)

Diversified Income Series-35

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Diversified Income Series-36

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPDIVINC [12/08] DG3 2/09 (4063)	Diversified Income Series-37

Delaware VIP® Trust
Delaware VIP Emerging Markets Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

     Overall emerging markets declined during 2008, ending five consecutive years of positive performance. Delaware VIP Emerging Markets Series and the MSCI Emerging Markets Index, the Series’ benchmark, fell significantly during the reporting period as the U.S. credit crisis deepened, and an unfolding global economic slowdown negatively affected market performance in many emerging nations. After peaking in May, the benchmark index dropped precipitously for most of the year but ended the period at 24% above its late October low.

     For the 12-month period ended Dec. 31, 2008, Delaware VIP Emerging Markets Series Standard Class shares declined by 51.56% while Service Class shares fell by 51.68%. By comparison, the MSCI Emerging Markets Index (net) declined by 53.33% during the fiscal year.

     In general, emerging markets performance buckled as the credit crisis unfolded in developed markets, particularly the United States. Emerging markets suffered from the collapse of the speculative investing boom, along with the rapid decline in commodity prices that took place during the second half of the year. Brazil, Russia, and South Africa were particularly vulnerable given the large contribution that commodities such as iron ore, oil, and precious metals provide to their respective economies.

     Global markets became sensitive to risk, and this put noticeable pressure on stock prices across all geographical regions within the index with all of them posting declines for the period. Among the major emerging stock markets, Russia, South Korea, and Brazil were the worst performers, all falling between 56% and 77%. Rising political risk in Russia helped dampen investor enthusiasm for that market. Elsewhere, China fell by 64% and India by 53%. Although India has a vibrant domestic economy and boasts several world-class companies, accelerating inflation and political instability helped fuel their declines. Meanwhile, many Chinese companies were hurt by the slowing global economy.

     During the fiscal year, the Series’ investment strategy remained focused on identifying companies that trade below their intrinsic values, exhibit sustainable franchises, and have strong financial fundamentals. All along, our objective was to maintain an attractive balance between risk and potential reward. Country allocations in the Series were determined by our company-selection process. In other words, the management team did not aim for specific allocations to particular countries.

     Our holdings in Russia and South Korea contributed most to mitigating the negative overall performance of the Series. The Series’ holdings in Russia performed well against the benchmark, but included one significant detractor: Transneft, which is a de facto oil pipeline monopoly. The company trades at a significant discount to the replacement value of its assets. An example of better performers from South Korea was electronics manufacturer Samsung. The company’s share price was highly volatile during the period, but we felt that the company’s sum-of-the-parts value remained attractive.

     Although our Mexican holdings detracted from relative performance, several stocks from that country contributed positively to our overall returns. Grupo Televisa delivered negative but above-index performance. As one of the largest media companies in Latin America, the company controls a significant portion of the Mexican entertainment market. We believed that Grupo Televisa’s strong competitive position would allow it to withstand a slowing Mexican economy. We also continued to be optimistic about the company’s growth opportunities in the U.S. media market.

     Taken together, our holdings in Argentina, Colombia, Israel, and Mexico were among the significant detractors from the performance of the Series versus the index. The returns of our holdings declined across all four countries, falling below those of country holdings of the benchmark index. One of our Argentinean detractors, Cresud, owns and operates farmland in its home country as well as in Brazil. The agricultural sector has been damaged by new government policies but we believe these will ultimately be reversed. We continued to see significant value in Cresud’s land holdings.

     At the end of the reporting period, the Series’ investment strategy and process remained focused on identifying what we believe are companies with sustainable franchises and competitive advantages that trade at significant discounts compared to our estimations of their intrinsic value. Given the myriad obstacles that we expect to encounter in 2009, we believe these criteria are particularly well-suited to market conditions we anticipate.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Emerging Markets Series-1

Delaware VIP® Emerging Markets Series (continued)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Emerging Markets Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Emerging Markets Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 1, 1997)	-51.56%	-5.08%	+7.79%	+12.03%	+5.49%
Service Class shares (commenced operations on May 1, 2000)	-51.68%	-5.32%	+7.53%	n/a	+9.86%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.73%, while total operating expenses for Standard Class and Service Class shares were 1.48% and 1.78%, respectively. The management fee for Standard Class and Service Class shares was 1.25%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. The Series invests in emerging markets, which have special risks that include currency fluctuations, economic and political change, and different accounting standards.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Investing in emerging markets can be riskier than investing in well-established foreign markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to the special risks associated with those activities.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Emerging Markets Series-2

Delaware VIP® Emerging Markets Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The MSCI Emerging Markets Index, sometimes referred to as the MSCI Emerging Markets Free Index, measures equity market performance across emerging market countries world-wide. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-3

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$529.80	1.41%	$5.42
Service Class	1,000.00	528.90	1.66%	6.38
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,018.05	1.41%	$7.15
Service Class	1,000.00	1,016.79	1.66%	8.42

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Emerging Markets Series-4

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Country and Sector Allocations
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock	95.07%
Argentina	3.55%
Australia	0.06%
Brazil	11.37%
China	12.38%
Colombia	0.38%
France	0.43%
Hungary	0.33%
India	1.49%
Indonesia	1.59%
Israel	0.72%
Kazakhstan	0.94%
Malaysia	3.81%
Mexico	7.29%
Pakistan	0.09%
Peru	0.87%
Philippines	0.38%
Poland	1.65%
Republic of Korea	14.56%
Russia	6.67%
South Africa	10.34%
Taiwan	7.52%
Thailand	2.09%
Turkey	4.36%
United Kingdom	0.78%
United States	1.42%
Preferred Stock	3.65%
Brazil	2.06%
Republic of Korea	1.29%
Russia	0.30%
Participation Notes	0.60%
Repurchase Agreement	2.18%
Securities Lending Collateral	11.79%
Total Value of Securities	113.29%
Obligation to Return Securities Lending Collateral	(12.32%)
Receivables and Other Assets Net of Liabilities	(0.97%)
Total Net Assets	100.00%
Consumer Discretionary	9.04%
Consumer Staples	8.46%
Energy	20.05%
Financials	10.51%
Health Care	0.07%
Industrials	7.61%
Information Technology	7.56%
Materials	12.53%
Telecommunication Services	15.31%
Utilities	8.18%
Total	99.32%

Emerging Markets Series-5

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Statement of Net Assets
December 31, 2008

	Number of	Value
	Shares	(U.S. $)
COMMON STOCK–95.07%Δ
Argentina–3.55%
*Cresud ADR	679,109	$6,078,025
†Empresa Distribuidora Y
Comercializadora Norte ADR	200,000	800,000
†#Grupo Clarin Class B 144A GDR	209,100	708,452
*†Grupo Financiero Galicia ADR	214,200	484,092
*IRSA Inversiones y
Representaciones GDR	317,500	1,397,000
†Petrobras Energia
Participaciones ADR	202,200	1,231,398
*†Telecom Argentina ADR	110,000	836,000
		11,534,967
Australia–0.06%
±†Alara Uranium	119,472	2,973
±*†Strike Resources	907,648	188,791
		191,764
Brazil–11.37%
AES Tiete	359,636	1,987,360
Centrais Eletricas Brasileiras	1,216,923	13,612,501
Cia Vale do Rio Doce ADR	133,400	1,615,474
*Companhia Siderurgica Nacional ADR	103,400	1,324,554
*Companhia Vale do Rio Doce ADR	78,502	836,046
†CSU Cardsystem	309,600	307,660
*Gol Linhas Aereas Inteligentes ADR	176,500	746,595
†Lupatech	14,800	149,695
*Petroleo Brasileiro ADR	118,700	2,906,963
Petroleo Brasileiro Class A ADR	484,000	9,878,440
*†Tim Participacoes ADR	104,600	1,306,454
†Triunfo Participacoes e Investimentos	61,000	26,356
*Votorantim Celulose e Papel ADR	284,500	2,256,085
		36,954,183
China–12.38%☐
*†51job ADR	67,300	414,568
±*Beijing Capital International Airport	200,000	101,341
*China Petroleum & Chemical ADR	27,400	1,693,046
±*China Shenhua Energy Series H	846,000	1,813,669
±*China Shipping Development	474,000	477,647
±*China Telecom	6,918,000	2,615,214
±*China Unicom	3,327,021	4,045,645
*China Unicom ADR	639,293	7,799,371
±*†China Water Affairs Group	984,866	121,942
±†Chongqing Machinery & Electric	10,000,000	727,389
±*CNPC Hong Kong	3,456,900	1,083,190
±First Pacific	2,682,000	936,324
*†Focus Media Holding ADR	254,600	2,314,314
±Fountain Set Holdings	1,987,200	77,574
±*†Foxconn International Holdings	1,250,000	419,396
±Johnson Electric Holdings	14,400	2,443
±*PetroChina	2,128,000	1,891,025
*PetroChina ADR	72,400	6,442,152
±*Road King Infrastructure	168,300	63,246
±Sinotrans	4,379,000	854,631
*†Spreadtrum Communications ADR	138,300	136,917
±Texwinca Holdings	2,414,000	1,029,330
±†Tom Group	26,542,000	1,120,327
±Travelsky Technology Class H	2,806,700	1,241,418
±Yue Yuen Industrial Holdings	1,409,000	2,797,433
		40,219,552
Colombia–0.38%
*#Almacenes Exito 144A GDR	274,500	1,240,301
		1,240,301
France–0.43%
±Vallourec	12,164	1,389,865
		1,389,865
Hungary–0.33%
±*OTP Bank	69,034	1,054,480
		1,054,480
India–1.49%
±†Indiabulls Real Estate GDR	44,628	121,834
*#Reliance Industries 144A GDR	72,404	3,721,566
Satyam Computer Services ADR	93,100	841,624
†Sify Technologies ADR	102,500	155,800
		4,840,824
Indonesia–1.59%
±Aneka Tambang	7,313,000	750,154
±Gudang Garam	4,842,227	1,907,275
±†Indika Energy	807,000	82,204
±Medco Energi Internasional	3,000,000	532,953
±Tambang Batubara Bukit Asam	2,935,775	1,891,841
		5,164,427
Israel–0.72%
±Israel Chemicals	336,241	2,350,318
		2,350,318
Kazakhstan–0.94%
KazMunaiGas Exploration
Production GDR	243,186	3,064,144
		3,064,144
Malaysia–3.81%
±Bursa Malaysia	1,032,700	1,546,809
±Eastern & Oriental	4,015,375	503,613
±Hong Leong Bank	2,376,217	3,501,704
±KLCC Property Holdings	1,766,200	1,434,030
±Media Prima	1,055,500	341,350
±MISC-Foreign	404,412	985,244
±Oriental Holdings	1,436,600	2,060,065
±Tanjong	379,610	1,466,810
±†UEM Land Holdings	3,557,688	551,300
		12,390,925
Mexico–7.29%
America Movil Series L ADR	78,000	2,417,220
*†Bolsa Mexicana de Valores	557,718	406,352
*Cemex ADR	304,997	2,787,673
*Consorcio	2,224,100	850,749
Fomento Economico Mexicano ADR	176,000	5,302,880
*†Gruma ADR	303,900	607,800
Grupo Mexico Series B	1,411,364	915,202
*Grupo Televisa ADR	696,700	10,408,697
		23,696,573

Emerging Markets Series-6

Delaware VIP® Emerging Markets Series
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)
COMMON STOCK (continued)
Pakistan–0.09%
Oil & Gas Development GDR	48,282	$305,041
		305,041
Peru–0.87%
*Compaigne de Minas
Buenaventura ADR	142,000	2,828,640
		2,828,640
Philippines–0.38%
Philippine Long Distance
Telephone ADR	26,400	1,239,480
		1,239,480
Poland–1.65%
±Polski Koncern Naftowy Orlen	293,760	2,553,430
±Telekomunikacja Polska	434,628	2,816,457
		5,369,887
Republic of Korea–14.56%
±Cheil Industries	28,260	915,808
±CJ	51,355	1,664,697
±†D&Shop	279,500	471,006
±Daelim Industrial	11,659	425,174
±GS Holdings	50,000	1,091,280
±Hana Financial Group	53,600	851,499
±Hyundai Elevator	20,899	1,088,839
*†KB Financial Group ADR	174,500	4,571,900
±*Korea Electric Power	127,730	2,969,822
Korea Electric Power ADR	484,500	5,625,044
±KT	112,200	3,337,571
*†LG Display ADR	148,100	1,226,268
±Lotte Confectionery	3,008	3,133,426
±Samsung C&T	37,471	1,207,689
±Samsung Electronics	22,930	8,337,266
±SK	9,171	703,083
±SK Communications	107,325	478,339
±†SK Energy	44,113	2,705,535
±SK Telecom	13,785	2,285,055
SK Telecom ADR	232,700	4,230,486
		47,319,787
Russia–6.67%
†Chelyabinsk Zink Plant GDR	77,800	77,800
†CTC Media	22,000	105,600
=†Fifth Power Generation GDR	15,100	25,566
*Gazprom ADR	538,633	7,660,224
*LUKOIL ADR	27,664	915,678
LUKOIL ADR
(London International Exchange)	187,068	5,995,529
MMC Norilsk Nickel ADR	2,444	15,544
Mobile TeleSystems ADR	70,100	1,870,268
Sberbank	2,686,085	1,987,703
±Surgutneftegaz ADR	336,052	1,725,512
=†TGK-5 GDR	6,230	3,264
Vimpel-Communications ADR	37,900	271,364
*†WIMM-BILL-DANN Foods ADR	38,800	1,020,828
		21,674,880
South Africa–10.34%
±†Adcock Ingram Holdings	49,997	207,434
±ArcelorMittal Steel South Africa	306,772	2,909,417
±*Barloworld	117,710	526,809
Gold Fields ADR	343,345	3,409,416
±Impala Platinum Holdings	153,939	2,231,228
±JD Group	550,074	2,154,678
±JSE	162,430	634,000
±Sasol	121,822	3,643,726
*Sasol ADR	75,000	2,274,750
±Standard Bank Group	321,864	2,856,168
±*Steinhoff International Holdings	418,714	559,051
±Sun International	190,975	1,900,619
±Telkom	646,476	7,895,113
±*Tiger Brands	49,997	761,190
±Tongaat Hulett	243,274	1,644,473
		33,608,072
Taiwan–7.52%
±Cathay Financial Holding	2,027,747	2,287,581
±Evergreen Marine	8,911,000	4,221,347
±Formosa Chemicals & Fibre	2,255,330	2,767,501
±MediaTek	338,603	2,293,146
±President Chain Store	1,461,549	3,514,821
*Siliconware Precision Industries ADR	101,000	450,460
±Taiwan Semiconductor Manufacturing	2,324,245	3,175,546
±*United Microelectronics	7,517,461	1,703,580
United Microelectronics ADR	628,254	1,231,378
±Walsin Lihwa	14,272,000	2,795,738
		24,441,098
Thailand–2.09%
±Bangkok Bank	724,224	1,464,017
Charoen Pokphand Foods - Foreign	3,079,700	281,017
PTT Exploration & Production -Foreign	587,900	1,771,291
±Siam Cement NVDR	1,101,493	3,285,455
		6,801,780
Turkey–4.36%
±Alarko Gayrimenkul Yatirim Ortakligi	29,369	156,790
±Alarko Holding	1,107,963	1,217,597
±Haci Omer Sabanci Holding	350,000	806,834
±Turk Sise ve Cam Fabrikalari	1,719,608	1,230,970
±Turkcell Iletisim Hizmet	414,125	2,398,914
Turkcell Iletisim Hizmet ADR	241,000	3,513,780
±Turkiye Is Bankasi Class C	1,364,084	3,721,804
±*Yazicilar Holding Class A	353,282	1,132,688
		14,179,377
United Kingdom–0.78%
±Anglo American	85,826	2,035,580
±Griffin Mining	1,846,472	481,916
±†Mwana Africa	470,093	22,721
		2,540,217
United States–1.42%
Bank of America	142,900	2,012,032
*Freeport-McMoRan Copper & Gold
Class B	89,700	2,192,268
†HLS Systems International	145,100	407,731
		4,612,031
Total Common Stock
(cost $541,788,727)		309,012,613

Emerging Markets Series-7

Delaware VIP® Emerging Markets Series
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)
PREFERRED STOCK–3.65%
Brazil–2.06%
Banco do Estado do Rio Grande do Sul
Class B	371,100	$897,887
Braskem Class A	324,568	778,290
Companhia Vale do Rio Doce Class A	461,280	4,761,279
LA Fonte Participacoes	1,228,595	276,029
		6,713,485
Republic of Korea–1.29%
±CJ	31,500	373,252
±CJ Cheiljedang	17,300	662,597
±Hyundai Motor	76,342	840,707
±Samsung Electronics	11,195	2,319,957
		4,196,513
Russia–0.30%
Transneft	4,187	963,010
		963,010
Total Preferred Stock
(cost $25,623,533)		11,873,008

PARTICIPATION NOTES–0.60%
India–0.60%
=#Lehman Indian Oil
CW LEPO 144A	100,339	589,064
=#Lehman Oil & Natural Gas
CW LEPO 144A	146,971	1,351,647
Total Participation Notes
(cost $4,952,197)		1,940,711

	Principal
	Amount
REPURCHASE AGREEMENT**– 2.18%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $7,082,002 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $7,230,778)	$7,082,000	7,082,000
Total Repurchase Agreement
(cost $7,082,000)		7,082,000

Total Value of Securities Before
Securities Lending
Collateral–101.50%
(cost $579,446,457)		329,908,332

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–11.79%
Investment Companies
Mellon GSL DBT II Collateral Fund	39,535,289	38,315,815
†Mellon GSL DBT II Liquidation Trust	521,138	17,198
Total Securities Lending Collateral
(cost $40,056,427)		38,333,013

Emerging Markets Series-8

Delaware VIP® Emerging Markets Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–113.29% (cost $619,502,884)	$368,241,345 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(12.32%)	(40,056,427)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.97%)	(3,152,223)
NET ASSETS APPLICABLE TO 28,841,771 SHARES OUTSTANDING–100.00%	$325,032,695
NET ASSET VALUE–DELAWARE VIP EMERGING MARKETS SERIES
STANDARD CLASS ($159,025,319 / 14,086,891 Shares)	$11.29
NET ASSET VALUE–DELAWARE VIP EMERGING MARKETS SERIES
SERVICE CLASS ($166,007,376 / 14,754,880 Shares)	$11.25
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$556,003,109
Undistributed net investment income	4,534,371
Accumulated net realized loss on investments	15,754,948
Net unrealized depreciation of investments and foreign currencies	(251,259,733)
Total net assets	$325,032,695
____________________

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 5 in “Country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $1,969,541, which represented 0.61% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

±

Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $155,679,249, which represented 47.90% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $7,611,030, which represented 2.34% of the Series’ net assets. See Note 10 in “Notes to Financial Statements.”
☐	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
©	Includes $36,251,213 of securities loaned.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 9 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR – American Depositary Receipts
GDR – Global Depositary Receipts
LEPO – Low Exercise Price Option
NVDR – Non-Voting Depositary Receipts

See accompanying notes

Emerging Markets Series-9

Delaware VIP® Trust —
Delaware VIP Emerging Markets Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$15,997,663
Interest	73,480
Securities lending income	508,086
Foreign tax withheld	(1,322,553)
15,256,676

EXPENSES:
Management fees	6,557,139
Distribution expenses – Service Class	787,295
Custodian fees	308,743
Accounting and administration expenses	211,027
Dividend disbursing and transfer agent fees and expenses	80,131
Legal fees	70,971
Reports and statements to shareholders	66,329
Audit and tax	50,616
Trustees’ fees	30,697
Insurance fees	14,667
Pricing fees	11,985
Taxes (other than taxes on income)	10,993
Consulting fees	6,940
Dues and services	3,947
Registration fees	3,213
Trustees’ expenses	2,037
8,216,730
Less waiver of distribution expenses – Service Class	(131,216)
Less expense paid indirectly	(1,305)
Total operating expenses	8,084,209

NET INVESTMENT INCOME	7,172,467

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	16,441,205
Foreign currencies	(849,633)
Net realized gain	15,591,572
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(372,065,894)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCIES	(356,474,322)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(349,301,855)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Emerging Markets Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$7,172,467	$4,763,692
Net realized gain on investments and
foreign currencies	15,591,572	87,473,351
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(372,065,894)	62,012,987
Net increase (decrease) in net assets
resulting from operations	(349,301,855)	154,250,030

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,335,219)	(3,783,511)
Service Class	(3,380,039)	(2,797,530)
Net realized gain on investments:
Standard Class	(44,109,323)	(16,362,104)
Service Class	(41,526,196)	(13,663,407)
	(93,350,777)	(36,606,552)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	77,544,753	144,959,043
Service Class	126,961,564	150,649,303
Net asset value of shares issued upon
reinvestment of dividends and
distributions:
Standard Class	48,444,542	20,145,615
Service Class	44,906,235	16,460,937
	297,857,094	332,214,898
Cost of shares repurchased:
Standard Class	(91,543,778)	(70,546,768)
Service Class	(98,916,962)	(66,332,038)
	(190,460,740)	(136,878,806)
Increase in net assets derived
from capital share transactions	107,396,354	195,336,092

NET INCREASE (DECREASE) IN
NET ASSETS	(335,256,278)	312,979,570

NET ASSETS:
Beginning of year	660,288,973	347,309,403
End of year (including undistributed
net investment income of $4,534,371
and $5,919,158, respectively)	$325,032,695	$660,288,973

See accompanying notes

Emerging Markets Series-10

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$27.840	$22.240	$18.200	$14.500	$11.180

Income (loss) from investment operations:
Net investment income[1]	0.282	0.267	0.457	0.412	0.263
Net realized and unrealized gain (loss) on investments
and foreign currencies	(12.865)	7.564	4.340	3.519	3.388
Total from investment operations	(12.583)	7.831	4.797	3.931	3.651

Less dividends and distributions from:
Net investment income	(0.355)	(0.419)	(0.243)	(0.051)	(0.331)
Net realized gain on investments	(3.612)	(1.812)	(0.514)	(0.180)	–
Total dividends and distributions	(3.967)	(2.231)	(0.757)	(0.231)	(0.331)

Net asset value, end of period	$11.290	$27.840	$22.240	$18.200	$14.500

Total return[2]	(51.56% )	38.86%	27.13%	27.49%	33.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$159,025	$346,779	$189,572	$120,292	$36,966
Ratio of expenses to average net assets	1.41%	1.47%	1.51%	1.47%	1.50%
Ratio of expenses to average net assets prior
to fees waived and expenses paid indirectly	1.41%	1.48%	1.56%	1.57%	1.63%
Ratio of net investment income to average net assets	1.48%	1.09%	2.37%	2.55%	2.15%
Ratio of net investment income to average net assets prior
to fees waived and expenses paid indirectly	1.48%	1.08%	2.32%	2.45%	2.02%
Portfolio turnover	42%	92%	67%	18%	34%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Emerging Markets Series-11

Delaware VIP® Emerging Markets Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$27.750	$22.180	$18.160	$14.480	$11.170

Income (loss) from investment operations:
Net investment income[1]	0.235	0.205	0.409	0.372	0.231
Net realized and unrealized gain (loss) on investments
and foreign currencies	(12.829)	7.548	4.328	3.507	3.397
Total from investment operations	(12.594)	7.753	4.737	3.879	3.628

Less dividends and distributions from:
Net investment income	(0.294)	(0.371)	(0.203)	(0.019)	(0.318)
Net realized gain on investments	(3.612)	(1.812)	(0.514)	(0.180)	–
Total dividends and distributions	(3.906)	(2.183)	(0.717)	(0.199)	(0.318)

Net asset value, end of period	$11.250	$27.750	$22.180	$18.160	$14.480

Total return[2]	(51.68% )	38.51%	26.81%	27.11%	33.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,008	$313,510	$157,737	$78,576	$12,045
Ratio of expenses to average net assets	1.66%	1.72%	1.76%	1.72%	1.75%
Ratio of expenses to average net assets prior
to fees waived and expenses paid indirectly	1.71%	1.78%	1.86%	1.87%	1.93%
Ratio of net investment income to average net assets	1.23%	0.84%	2.12%	2.30%	1.90%
Ratio of net investment income to average net assets prior
to fees waived and expenses paid indirectly	1.18%	0.78%	2.02%	2.15%	1.72%
Portfolio turnover	42%	92%	67%	18%	34%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Emerging Markets Series-12

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and forward foreign cross currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

Emerging Markets Series-13

Delaware VIP® Emerging Markets Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)
The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2008, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) did not exceed 1.50% of average daily net assets of the Series. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Series’ Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Series.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $26,378 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable to
Fee Payable to	Fees and Other Expenses	Fee Payable	DMC and
DMC	Payable to DSC	to DDLP	Affiliates*
$328,861	$6,368	$33,666	$24,925
____________________

*DMC as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $36,086 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$243,542,102
Sales	221,017,195

Emerging Markets Series-14

Delaware VIP® Emerging Markets Series
Notes to Financial Statements (continued)

3. Investments (continued)
At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$620,218,662	$7,018,632	$(258,995,949)	$(251,977,317)

Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$170,005,749
Level 2	196,248,857
Level 3	1,986,739
Total	$368,241,345

As a result of utilizing international fair value pricing at December 31, 2008, the majority of the portfolio was categorized as level 2 in the FAS 157 hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$14,146,717
Net change in unrealized appreciation/depreciation	(7,398,656)
Net purchases, sales, and settlements	(5,282,460)
Net transfers in and/or out of Level 3	521,138
Balance as of 12/31/08	$1,986,739

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(5,304,891)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$68,391,102	$13,358,322
Long-term capital gain	24,959,675	23,248,230
	$93,350,777	$36,606,552

Emerging Markets Series-15

Delaware VIP® Emerging Markets Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$556,003,109
Undistributed ordinary income	9,053,808
Undistributed long-term capital gains	11,966,173
Post October currency losses	(14,884)
Unrealized depreciation of investments
and foreign currencies	(251,975,511)
Net assets	$325,032,695

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on investments in passive foreign investment companies.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions and sale of passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain (Loss)
$(841,996)	$841,996

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	4,167,059	5,823,019
Service Class	6,514,036	6,063,437

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,388,784	986,563
Service Class	2,217,592	807,304
	15,287,471	13,680,323
Shares repurchased:
Standard Class	(4,925,390)	(2,876,176)
Service Class	(5,273,657)	(2,684,391)
	(10,199,047)	(5,560,567)
Net increase	5,088,424	8,119,756

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

Emerging Markets Series-16

Delaware VIP® Emerging Markets Series
Notes to Financial Statements (continued)

8. Foreign Currency Exchange Contracts
The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding at December 31, 2008.

9. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $36,251,213, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2008, no securities have been determined to be illiquid under the Series’ Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

Emerging Markets Series-17

Delaware VIP® Emerging Markets Series
Notes to Financial Statements (continued)

12. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
27%	73%	100%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $684,240. The gross foreign source income earned during the fiscal year 2008 by the Series was $15,888,717.

Emerging Markets Series-18

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Emerging Markets Series

We have audited the accompanying statement of net assets of the Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Emerging Markets Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Emerging Markets Series-19

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Emerging Markets Series-20

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Emerging Markets Series-21

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments ® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPEM [12/08] DG3 2/09 (4063)	Emerging Markets Series-22

Delaware VIP® Trust
Delaware VIP Growth Opportunities Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Growth Opportunities Series

     For the 12-month period ended Dec. 31, 2008, Delaware VIP Growth Opportunities Series Standard Class shares returned -40.55%, while Service Class shares returned -40.71% (both figures reflect returns with dividends reinvested). The Series’ benchmark index, the Russell Midcap® Growth Index, returned -44.32%.

     The year 2008 was marked by a series of events that escalated financial uncertainties to a new level. The year ended in the midst of a U.S. economic crisis in which conditions rivaled those in the worst economic periods in the country’s history. Access to capital had all but disappeared before stuttering forward when government funds became available to financial institutions. Despite the $700 billion financial bailout plan approved by the government in October 2008, the credit markets remained largely frozen and stock markets continued to decline until the end of the year.

     Challenges in the markets for the fiscal year produced overall poor performance for most equity securities including those of the Series and its benchmark. Our holdings and designated sector weightings performed somewhat better than those reflected in the benchmark. The Series enjoyed gains in select holdings. In light of the extreme market turmoil, we emphasized exposure to companies in industries such as healthcare, which are less affected by the economic downturn. Within that sector, we looked for quality companies with a competitive product base, low debt, and attractive profit margins.

     In general, consumer-oriented holdings were a drag on performance, and these companies suffered as Americans reduced discretionary spending. Technology also detracted from performance relative to the benchmark index. One of the biggest detractors to performance for the fiscal year was National Oilwell Varco. The energy services company fell more than 60%, declining alongside the energy sector. We continued to hold the company’s stock due to its strong fundamentals, as evidenced by a large backlog of orders. Also falling this period was MEMC Electronic Materials. The supplier of silicon wafers to the solar and semiconductor industries fell in large part due to perceived weakness in its customers’ end markets. We exited this position during the period because we believed the company’s fundamentals would continue to deteriorate.

     Other aspects of positioning the Series by sectors helped relative returns; an example was an underweight position in the weak utilities sector. One of the top contributors to performance was Dollar Tree. The discount variety store saw same-store sales grow as consumers became more cost conscious in this difficult economic environment. We continued to hold this position because we believed the existing economic weakness was driving customers to Dollar Tree. The Series also benefited from a couple strategic buyouts in the healthcare sector. Both APP Pharmaceuticals and Barr Pharmaceuticals were purchased at a significant premium by larger healthcare companies.

     Going back as far as the end of the last bear market in the spring of 2003, sector allocation in the Series has had a significant impact on overall returns. We believe that in the 2008 market environment, individual stocks took on greater importance. Even in an uncertain environment such as the 2008 fiscal period, growth was possible for select companies via market share gains, which were accomplished by new product introductions, penetration of additional markets, and strong operating performance. We continued to focus on identifying and holding companies that we perceived to have this ability. We also took a careful look at companies’ balance sheets and cash flow characteristics to learn whether they had the potential to meet and possibly benefit from the financial challenges that exist.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Growth Opportunities Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Growth Opportunities Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	-40.55%	-10.61%	-2.20%	+1.75%	+6.31%
Service Class shares (commenced operations on May 1, 2000)	-40.71%	-10.85%	-2.45%	n/a	-4.50%

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.15%, while total operating expenses for Standard Class and Service Class shares were 0.90% and 1.20%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

Growth Opportunities Series-1

Delaware VIP® Growth Opportunities Series (continued)

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart on the previous page and in the Performance of a $10,000 Investment chart below.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Prices of growth companies’ securities may be more volatile than any other securities, particular over the short term. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries. Series that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Growth Opportunities Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Russell Midcap Growth Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Growth Opportunities Series-2

Delaware VIP® Trust — Delaware VIP Growth Opportunities Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$646.90	0.98%	$4.06
Service Class	1,000.00	646.10	1.23%	5.09
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.21	0.98%	$4.98
Service Class	1,000.00	1,018.95	1.23%	6.24

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Growth Opportunities Series-3

Delaware VIP® Trust — Delaware VIP Growth Opportunities Series
Sector Allocation and Top 10 Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock²	98.64%
Basic Industry/Capital Goods	9.74%
Business Services	9.59%
Consumer Durables	1.72%
Consumer Non-Durables	12.13%
Consumer Services	3.82%
Energy	7.67%
Financials	5.35%
Health Care	26.68%
Technology	19.36%
Transportation	2.58%
Repurchase Agreement	2.12%
Securities Lending Collateral	19.26%
Total Value of Securities	120.02%
Obligation to Return Securities Lending Collateral	(20.25%)
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Biogen Idec	4.41%
Abraxis BioScience	3.73%
Dollar Tree	3.42%
Sybase	3.19%
Flowers Foods	2.97%
Urban Outfitters	2.61%
Forest Laboratories	2.59%
Hunt (J.B.) Transport Services	2.58%
Citrix Systems	2.56%
Quest Diagnostics	2.54%

Growth Opportunities Series-4

Delaware VIP® Trust — Delaware VIP Growth Opportunities Series
Statement of Net Assets
December 31, 2008

	Number of
	Shares	Value
COMMON STOCK–98.64%²
Basic Industry/Capital Goods–9.74%
*Agrium	7,700	$262,801
Flowserve	4,900	252,350
Joy Global	13,500	309,015
†Mettler-Toledo International	3,600	242,640
†Quanta Services	25,300	500,940
*Roper Industries	11,600	503,556
		2,071,302
Business Services–9.59%
†Concur Technologies	9,900	324,918
†Corrections Corporate of America	17,700	289,572
Dun & Bradstreet	4,300	331,960
Expeditors International Washington	13,100	435,837
†Fiserv	9,300	338,241
*†Iron Mountain	12,900	319,017
		2,039,545
Consumer Durables–1.72%
*†LKQ	31,400	366,124
		366,124
Consumer Non-Durables–12.13%
*†Amazon.com	6,000	307,680
†Dollar Tree	17,400	727,320
Flowers Foods	25,950	632,142
PETsMART	19,500	359,775
†Urban Outfitters	37,000	554,260
		2,581,177
Consumer Services–3.82%
Burger King Holdings	15,400	367,752
†DISH Network Class A	20,600	228,454
*†Wynn Resorts	5,100	215,526
		811,732
Energy–7.67%
†Core Laboratories	7,100	425,006
*Diamond Offshore Drilling	3,500	206,290
*†Geophysique-Veritas ADR	11,100	166,389
Helmerich & Payne	8,600	195,650
†National Oilwell Varco	15,300	373,932
†Plains Exploration & Production	11,400	264,936
		1,632,203
Financials–5.35%
†Interactive Brokers Group Class A	16,300	291,607
†IntercontinentalExchange	1,300	107,172
Invesco	15,500	223,820
People’s United Financial	20,800	370,864
T. Rowe Price Group	4,100	145,304
		1,138,767
Health Care–26.68%
†Abraxis BioScience	12,049	794,270
†Affymetrix	61,300	183,287
Allergan	6,900	278,208
*†Biogen Idec	19,700	938,312
†Celera	19,500	217,035
†Forest Laboratories	21,600	550,152
†Health Net Class A	17,800	193,842
IMS Health	26,300	398,708
*†OSI Pharmaceuticals	13,300	519,365
*Perrigo	3,200	103,392
Quest Diagnostics	10,400	539,864
*†ResMed	13,800	517,224
†Sepracor	40,400	443,592
		5,677,251
Technology–19.36%
†Adobe Systems	4,800	102,192
*†American Tower Class A	11,100	325,452
†ANSYS	14,900	415,561
ASML Holding	7,300	131,911
†Atheros Communications	22,600	323,406
†Citrix Systems	23,100	544,467
†F5 Networks	19,800	452,628
†Juniper Networks	13,600	238,136
L-3 Communications Holdings	800	59,024
†Lam Research	5,200	110,656
†Nuance Communications	25,000	259,000
*†salesforce.com	5,400	172,854
†Sybase	27,400	678,698
*†Symantec	22,500	304,200
		4,118,185
Transportation–2.58%
Hunt (J.B.) Transport Services	20,900	549,043
		549,043
Total Common Stock
(cost $25,038,431)		20,985,329

	Principal
	Amount
REPURCHASE AGREEMENT**–2.12%
BNP Paribas 0.005%, dated 12/31/08,
to be repurchased on 1/2/09, repurchase
price $451,000 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $460,475)	$451,000	451,000
Total Repurchase Agreement
(cost $451,000)		451,000

Total Value of Securities
Before Securities Lending
Collateral–100.76%
(cost $25,489,431)		21,436,329

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–19.26%
Investment companies
Mellon GSL DBT II Collateral Fund	4,224,308	4,095,515
†Mellon GSL DBT II Liquidation Trust	83,589	2,758
Total Securities Lending Collateral
(cost $4,307,897)		4,098,273

Growth Opportunities Series-5

Delaware® VIP Growth Opportunities Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–120.02% (cost $29,797,328)	$25,534,602
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(20.25%)	(4,307,897)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	48,435
NET ASSETS APPLICABLE TO 1,909,747 SHARES OUTSTANDING–100.00%	$21,275,140
NET ASSET VALUE–DELAWARE VIP GROWTH OPPORTUNITIES
SERIES STANDARD CLASS ($15,173,175 / 1,353,646 Shares)	$11.21
NET ASSET VALUE–DELAWARE VIP GROWTH OPPORTUNITIES
SERIES SERVICE CLASS ($6,101,965 / 556,101 Shares)	$10.97
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$28,951,753
Accumulated net realized loss on investments	(3,413,887)
Net unrealized depreciation of investments	(4,262,726)
Total net assets	$21,275,140
____________________

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 8 in “Notes to Financial Statements.”
©	Includes $4,076,192 of securities loaned.

ADR – American Depositary Receipts

See accompanying notes

Growth Opportunities Series-6

Delaware VIP® Trust —
Delaware VIP Growth Opportunities Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$148,657
Interest	18,169
Securities lending income	56,331
Foreign tax withheld	(979)
222,178

EXPENSES:
Management fees	248,235
Distribution expenses – Service Class	27,604
Reports and statements to shareholders	19,818
Audit and tax	14,774
Accounting and administration expenses	13,239
Dividend disbursing and transfer agent fees and expenses	10,116
Legal fees	4,052
Custodian fees	3,046
Trustees’ fees	1,939
Dues and services	1,916
Insurance fees	874
Taxes (other than taxes on income)	752
Pricing fees	503
Consulting fees	432
Trustees’ expenses	128
Registration fees	58
347,486
Less waiver of distribution expenses – Service Class	(4,601)
Less expense paid indirectly	(238)
Total operating expenses	342,647

NET INVESTMENT LOSS	(120,469)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments	(3,286,557)
Net change in unrealized appreciation/depreciation
of investments	(12,581,485)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(15,868,042)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(15,988,511)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Growth Opportunities Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment loss	$(120,469)	$(149,204)
Net realized gain (loss) on investments	(3,286,557)	8,936,402
Net change in unrealized appreciation/
depreciation of investments	(12,581,485)	(2,633,177)
Net increase (decrease) in net assets resulting
from operations	(15,988,511)	6,154,021

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(3,036,756)	–
Service Class	(1,194,551)	–
	(4,231,307)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,098,723	3,088,179
Service Class	1,374,874	1,733,487
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	3,036,756	–
Service Class	1,194,551	–
	6,704,904	4,821,666
Cost of shares repurchased:
Standard Class	(6,341,841)	(14,652,826)
Service Class	(2,884,740)	(3,361,589)
	(9,226,581)	(18,014,415)
Decrease in net assets derived
from capital share transactions	(2,521,677)	(13,192,749)

NET DECREASE IN NET ASSETS	(22,741,495)	(7,038,728)

NET ASSETS:
Beginning of year	44,016,635	51,055,363
End of year (there was no undistributed net
investment income at either year end)	$21,275,140	$44,016,635

See accompanying notes

Growth Opportunities Series-7

Delaware VIP® Trust — Delaware VIP Growth Opportunities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth Opportunities Series Standard Class
	Year Ended
	12/31/08	12/31/07		12/31/06		12/31/05		12/31/04
Net asset value, beginning of period	$21.360	$18.910		$17.780		$15.960		$14.190

Income (loss) from investment operations:
Net investment loss[1]	(0.047)	(0.050)		(0.021)		(0.056)		(0.031)
Net realized and unrealized gain (loss) on investments	(7.975)	2.500		1.151		1.876		1.801
Total from investment operations	(8.022)	2.450		1.130		1.820		1.770

Less dividends and distributions from:
Net realized gain on investments	(2.128)	–		–		–		–
Total dividends and distributions	(2.128)	–		–		–		–

Net asset value, end of period	$11.210	$21.360		$18.910		$17.780		$15.960

Total return[2]	(40.55% )	12.96%		6.36%		11.40%		12.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,173	$31,945		$38,859		$46,000		$56,875
Ratio of expenses to average net assets	0.97%	0.90%		0.91%		0.90%		0.84%
Ratio of net investment loss to average net assets	(0.29% )	(0.24%	)	(0.11%	)	(0.35%	)	(0.21%	)
Portfolio turnover	101%	91%		67%		75%		94%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Growth Opportunities Series-8

Delaware VIP® Growth Opportunities Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth Opportunities Series Service Class
	Year Ended
	12/31/08	12/31/07		12/31/06		12/31/05		12/31/04
Net asset value, beginning of period	$21.010	$18.640		$17.580		$15.810		$14.100

Income (loss) from investment operations:
Net investment loss[1]	(0.087)	(0.101)		(0.066)		(0.096)		(0.066)
Net realized and unrealized gain (loss) on investments	(7.825)	2.471		1.126		1.866		1.776
Total from investment operations	(7.912)	2.370		1.060		1.770		1.710

Less dividends and distributions from:
Net realized gain on investments	(2.128)	–		–		–		–
Total dividends and distributions	(2.128)	–		–		–		–

Net asset value, end of period	$10.970	$21.010		$18.640		$17.580		$15.810

Total return[2]	(40.71% )	12.71%		6.03%		11.20%		12.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,102	$12,072		$12,196		$14,048		$15,082
Ratio of expenses to average net assets	1.22%	1.15%		1.16%		1.15%		1.09%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.27%	1.20%		1.21%		1.20%		1.14%
Ratio of net investment loss to average net assets	(0.54% )	(0.49%	)	(0.36%	)	(0.60%	)	(0.46%	)
Ratio of net investment loss to average net assets
prior to fees waived and expenses paid indirectly	(0.59% )	(0.54%	)	(0.41%	)	(0.65%	)	(0.51%	)
Portfolio turnover	101%	91%		67%		75%		94%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Growth Opportunities Series-9

Delaware VIP® Trust — Delaware VIP Growth Opportunities Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Growth Opportunities Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,267 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

Growth Opportunities Series-10

Delaware VIP® Growth Opportunities Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $1,655 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$13,007	$920	$1,215	$799
____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $2,262 for internal legal and tax services provided by DMC and/ or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$32,876,234
Sales	40,165,591

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$30,071,815	$1,176,781	$(5,713,994)	$(4,537,213)

Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the

Growth Opportunities Series-11

Delaware VIP® Growth Opportunities Series
Notes to Financial Statements (continued)

3. Investments (continued)
reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$21,436,329
Level 2	4,095,515
Level 3	2,758
Total	$25,534,602

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$–
Net change in unrealized appreciation/depreciation	(80,831)
Net transfers in and/or out of Level 3	83,589
Balance as of 12/31/08	$2,758

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(80,831)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2007. The tax character of dividends and distributions paid during the year ended December 31, 2008 was as follows:

Year
Ended
12/31/08
Long-term capital gain	$4,231,307

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$28,951,753
Capital loss carryforward	(1,717,628)
Post-October losses	(1,421,772)
Unrealized depreciation of investments	(4,537,213)
Net assets	$21,275,140

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

Growth Opportunities Series-12

Delaware VIP® Growth Opportunities Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and return of capital. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Accumulated	Accumulated
Net	Net Realized	Paid-in
Investment Loss	Gain (Loss)	Capital
$120,469	$672	$(121,141)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $1,717,628 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	70,431	145,059
Service Class	90,473	82,864

Shares issued upon reinvestment of dividends and distributions:
Standard Class	189,560	–
Service Class	76,038	–
	426,502	227,923
Shares repurchased:
Standard Class	(402,049)	(704,758)
Service Class	(184,994)	(162,477)
	(587,043)	(867,235)
Net decrease	(160,541)	(639,312)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return

Growth Opportunities Series-13

Delaware VIP® Growth Opportunities Series
Notes to Financial Statements (continued)

8. Securities Lending (continued)
loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $4,076,192, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
100%	—	100%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on a percentage of the Series’ ordinary income distributions.
[1]Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Growth Opportunities Series-14

Delaware VIP® Trust — Delaware VIP Growth Opportunities Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Growth Opportunities Series

We have audited the accompanying statement of net assets of the Delaware VIP Growth Opportunities Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Growth Opportunities Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Growth Opportunities Series-15

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Growth Opportunities Series-16

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Growth Opportunities Series-17

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPGO [12/08] DG3 2/09 (4063)	Growth Opportunities Series-18

Delaware VIP® Trust
Delaware VIP High Yield Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP High Yield Series

     For the 12-month period ended Dec. 31, 2008, the Delaware VIP High Yield Series Standard Class shares returned -24.17%, and Service Class shares returned -24.43% (both figures reflect returns with dividends reinvested). Effective April 1, 2008, the Series changed its benchmark index from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. The Bear Stearns Index returned -31.43% for the one-year fiscal period. For the same period, the Merrill Lynch U.S. High Yield Master II Constrained Index returned -26.10%.

     The annual period presented an extraordinarily challenging investment environment, as the U.S. housing sector fell into a deep slump and financial institutions dealt with an increased rate of home foreclosures. As a result of these conditions, the period began during what would prove to be a difficult and long period of deleveraging — companies unwinding excessive debt — in the United States, and indeed the global, economy. Widely reported in the press, the question of the value of a wide variety of distressed or illiquid assets had quickly come to the top of many investors’ minds.

     Even after valuations dropped to levels suggesting that the high yield sector was inexpensive compared to its historical average, investors seemed to lack confidence and remained averse to risk. High yield companies continued to operate in a weak economy and to face historic levels of inflation on raw materials prices for much of the period.

     High yield bonds were most notably affected in the autumn of 2008 by the massive unrest among financial institutions that followed the failure of Lehman Brothers (which ultimately became part of Barclays Capital). Liquidity for trading high yield bonds essentially dried up, and trading in the high yield market came to a near standstill as Wall Street dealers were apparently averse to providing capital, given their own credit problems. The government’s subsequent decision to rescue financial institutions failed to quickly bring calm to the market.

     Within the Series, we approached the high yield market with caution, and attempted to add value primarily through our careful security research. From early in the period, we positioned the Series to invest more heavily in asset-rich industries such as utilities, energy, and telecommunications.

     On a company-specific basis, we tended to favor corporations with more tangible assets, an ability to generate cash flow, and adequate liquidity. Within corporate capital structures, we favored senior bonds, those that take priority over other debt sold by an issuer. Plus, we reduced the Series’ exposure to lower-rated bonds, such as those rated CCC by Standard & Poor’s (S&P). Instead we favored investments rated higher within the high yield spectrum, such as those rated BB.

     We reduced the Series’ exposure to bank loans because, from a value standpoint, owning high yield bonds became more attractive during the period. Specifically, the Federal Reserve reduced its rates, and the London interbank offered rate (Libor), a benchmark for short-term interest rates, dropped as well. This lowered the yield available on bank debt versus other potential holdings.

     Criticism of the role of rating agencies such as S&P and Moody’s Investor Services may have played in the loss of funds held in collateralized debt obligations, a breed of hard-to-value debt securities, did not affect our strategy or market view. Although we monitored agency ratings, we relied primarily on our own in-depth research to uncover what we considered to be attractively valued securities throughout the high yield universe, emphasizing company-specific characteristics.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

High Yield Series-1

Delaware VIP® High Yield Series (continued)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP High Yield Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest. Read the prospectus carefully before you invest or send money.

Delaware VIP High Yield Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	-24.17%	-4.30%	+0.73%	+0.62%	+5.05%
Service Class shares (commenced operations on May 1, 2000)	-24.43%	-4.56%	+0.49%	n/a	+1.61%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class and Service Class shares of the Series were 0.74% and 0.99%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.75% and 1.05%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for certain classes during certain periods shown in the Series performance chart above.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

The Series may be affected by economic conditions which may hinder an issuer’s ability to make interest and principal payments on its debt. The portfolio may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns.

The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Derivatives risk is the possibility that a Series may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

High Yield Series-2

Delaware VIP® High Yield Series (continued)

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Merrill Lynch U.S. High Yield Master II Constrained Index and the Bear Stearns High Yield Index for the period from Dec. 31, 1998, through Dec. 31, 2008. Effective April 1, 2008, the Series changed its benchmark from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. It is anticipated that the Series’ managers will have access to additional index-related information with the Series’ new benchmark. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value–weighted index that tracks the public high yield debt market. The Bear Stearns High Yield Index measures the performance of domestic high yield bonds with at least one year to maturity.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

High Yield Series-3

Delaware VIP® Trust — Delaware VIP High Yield Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$769.50	0.74%	$3.29
Service Class	1,000.00	769.10	0.99%	4.40
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.74%	$3.76
Service Class	1,000.00	1,020.16	0.99%	5.03

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

High Yield Series-4

Delaware VIP® Trust — Delaware VIP High Yield Series
Sector Allocation and Credit Rating Breakdown
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Convertible Bonds	0.41%
Corporate Bonds	83.15%
Basic Industry	9.09%
Brokerage	0.28%
Capital Goods	6.43%
Consumer Cyclical	8.79%
Consumer Non-Cyclical	3.30%
Energy	11.58%
Finance & Investments	2.12%
Media	4.86%
Real Estate	0.56%
Services Cyclical	8.66%
Services Non-Cyclical	6.71%
Technology & Electronics	1.61%
Telecommunications	13.89%
Utilities	5.27%
Senior Secured Loans	1.76%
Common Stock	0.45%
Preferred Stocks	0.24%
Repurchase Agreement	11.92%
Securities Lending	10.26%
Total Value of Securities	108.19%
Obligation to Return Securities Lending Collateral	(10.76%)
Receivables and Other Assets Net of Liabilities	2.57%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	13.67%
AA	0.20%
A	0.59%
BBB	4.37%
BB	32.15%
B	39.62%
CCC	8.00%
C	0.81%
Not Rated	0.59%
Total	100.00%

High Yield Series-5

Delaware VIP® Trust — Delaware VIP High Yield Series
Statement of Net Assets
December 31, 2008

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
CONVERTIBLE BONDS–0.41%
#Leap Wireless International 144A
4.50% exercise price $93.21,
expiration date 7/15/14	$1,089,000	$600,311
†Mirant (Escrow) 2.50%
exercise price $67.95,
expiration date 6/15/21	785,000	0
NII Holdings 3.125% exercise price
$118.32, expiration date 6/15/12	855,000	522,619
Total Convertible Bonds
(cost $1,100,725)		1,122,930

CORPORATE BONDS–83.15%
Basic Industry–9.09%
California Steel Industries
6.125% 3/15/14	1,120,000	677,600
Domtar 7.125% 8/15/15	920,000	602,600
@#Evraz Group 144A 9.50% 4/24/18	3,530,000	1,782,650
*Freeport McMoRan Copper & Gold
8.25% 4/1/15	2,858,000	2,432,100
Georgia-Pacific
7.70% 6/15/15	600,000	459,000
8.875% 5/15/31	1,235,000	858,325
9.50% 12/1/11	430,000	408,500
# 144A 7.125% 1/15/17	635,000	536,575
Innophos 8.875% 8/15/14	1,890,000	1,332,450
@#Innophos Holding 144A 9.50% 4/15/12	1,005,000	746,213
#MacDermid 144A 9.50% 4/15/17	2,837,000	1,489,425
Momentive Performance Materials
9.75% 12/1/14	2,010,000	864,300
NewPage 10.00% 5/1/12	2,275,000	1,012,375
•Noranda Aluminium Acquisition PIK
6.595% 5/15/15	1,415,000	488,175
Norske Skog Canada 8.625% 6/15/11	1,870,000	832,150
@=Port Townsend 12.431% 8/27/12	533,400	386,715
@Potlatch 13.00% 12/1/09	2,078,000	2,209,444
#Rock-Tenn 144A 9.25% 3/15/16	1,090,000	1,019,150
@Rockwood Specialties Group
7.50% 11/15/14	1,375,000	1,065,625
#Ryerson 144A
*• 10.568% 11/1/14	990,000	658,350
12.00% 11/1/15	70,000	43,575
@#Sappi Papier Holding 144A
6.75% 6/15/12	2,805,000	2,097,015
@#Steel Capital 144A 9.75% 7/29/13	995,000	532,325
#Steel Dynamics 144A 7.75% 4/15/16	1,845,000	1,286,888
#Vedanta Resources 144A
9.50% 7/18/18	1,280,000	672,000
•Verso Paper Holdings 6.943% 8/1/14	655,000	193,225
		24,686,750
Brokerage–0.28%
LaBranche 11.00% 5/15/12	870,000	761,250
		761,250
Capital Goods–6.43%
Berry Plastics Holding 8.875% 9/15/14	190,000	83,600
@BWAY 10.00% 10/15/10	3,136,000	2,681,280
@CPG International 10.50% 7/1/13	1,012,000	571,780
DRS Technologies 7.625% 2/1/18	1,485,000	1,492,425
*Graham Packaging 9.875% 10/15/14	2,650,000	1,643,000
Graphic Packaging International
8.50% 8/15/11	1,000	840
9.50% 8/15/13	2,720,000	1,890,400
Greenbrier 8.375% 5/15/15	2,200,000	1,575,750
@Intertape Polymer 8.50% 8/1/14	837,000	548,235
*Iron Mountain
6.625% 1/1/16	875,000	715,313
8.00% 6/15/20	840,000	678,300
#Moog 144A 7.25% 6/15/18	975,000	784,875
Owens Brockway Glass Container
6.75% 12/1/14	1,465,000	1,355,125
Thermadyne Industries 9.50% 2/1/14	1,890,000	1,332,450
@Vitro 11.75% 11/1/13	1,725,000	543,375
Vought Aircraft Industries
8.00% 7/15/11	2,295,000	1,560,600
		17,457,348
Consumer Cyclical–8.79%
*@Associated Materials 9.75% 4/15/12	2,020,000	1,600,850
Centex
4.55% 11/1/10	1,325,000	1,106,375
5.125% 10/1/13	434,000	288,610
@*Denny’s 10.00% 10/1/12	660,000	460,350
*Dollar General 10.625% 7/15/15	1,495,000	1,435,200
DR Horton
6.00% 4/15/11	570,000	493,050
7.875% 8/15/11	1,715,000	1,483,475
Ford Motor Credit
• 7.569% 1/13/12	1,160,000	755,450
7.80% 6/1/12	3,340,000	2,344,840
GMAC
6.625% 5/15/12	519,000	403,927
6.875% 8/28/12	1,313,000	1,007,833
*Goodyear Tire & Rubber 9.00% 7/1/15	690,000	558,900
#Invista 144A 9.25% 5/1/12	946,000	666,930
Lear 8.75% 12/1/16	3,047,000	898,865
Levi Strauss 9.75% 1/15/15	1,380,000	1,028,100
M/I Homes 6.875% 4/1/12	770,000	408,100
@Mobile Mini 6.875% 5/1/15	1,025,000	702,125
*Neiman Marcus Group
10.375% 10/15/15	2,627,000	1,142,745
Ryland Group
5.375% 5/15/12	30,000	22,050
6.875% 6/15/13	1,930,000	1,389,600
Sally Holdings 10.50% 11/15/16	1,750,000	1,198,750
*Tenneco 8.625% 11/15/14	2,300,000	885,500
Toll
8.25% 2/1/11	2,725,000	2,507,000
8.25% 12/1/11	600,000	549,000
*#TRW Automotive 144A 7.00% 3/15/14	1,010,000	540,350
		23,877,975

High Yield Series-6

Delaware VIP® High Yield Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
CORPORATE BONDS (continued)
Consumer Non-Cyclical–3.30%
@ACCO Brands 7.625% 8/15/15	$865,000	$454,125
*Chiquita Brands International
8.875% 12/1/15	1,175,000	840,125
Constellation Brands 8.125% 1/15/12	1,775,000	1,686,250
Cornell 10.75% 7/1/12	525,000	477,750
Del Monte
6.75% 2/15/15	480,000	415,200
8.625% 12/15/12	385,000	375,375
*Jarden 7.50% 5/1/17	1,265,000	869,688
Johnsondiversey 10.67% 5/15/13	1,060,000	747,300
@National Beef Packing 10.50% 8/1/11	1,215,000	856,575
•Tysons Foods 7.35% 4/1/16	935,000	696,575
Visant Holding 8.75% 12/1/13	2,070,000	1,542,150
		8,961,113
Energy–11.58%
AmeriGas Partners 7.125% 5/20/16	1,773,000	1,427,265
Chesapeake Energy
6.375% 6/15/15	1,260,000	1,001,700
6.625% 1/15/16	497,000	395,115
Complete Production Service
8.00% 12/15/16	870,000	552,450
Compton Petroleum Finance
7.625% 12/1/13	2,933,000	894,565
@#Connacher Oil & Gas 144A
10.25% 12/15/15	2,480,000	1,004,400
#Copano Energy 144A 7.75% 6/1/18	955,000	649,400
*Dynergy Holdings 7.75% 6/1/19	1,875,000	1,303,125
El Paso
6.875% 6/15/14	836,000	679,095
* 7.00% 6/15/17	795,000	626,146
#El Paso Performance-Linked Trust
144A 7.75% 7/15/11	1,013,000	882,070
Energy Partners 9.75% 4/15/14	940,000	314,900
Frontier Oil 8.50% 9/15/16	785,000	696,688
Geophysique-Veritas
7.50% 5/15/15	307,000	191,875
7.75% 5/15/17	1,432,000	837,720
#Helix Energy Solutions Group 144A
9.50% 1/15/16	2,150,000	1,150,250
#Hilcorp Energy I 144A
7.75% 11/1/15	1,519,000	1,078,490
9.00% 6/1/16	1,175,000	846,000
Inergy Finance
6.875% 12/15/14	1,096,000	860,360
8.25% 3/1/16	819,000	642,915
International Coal Group
10.25% 7/15/14	1,925,000	1,453,375
Key Energy Services 8.375% 12/1/14	1,095,000	728,175
Mariner Energy 8.00% 5/15/17	1,928,000	1,012,200
MarkWest Energy Partners
8.75% 4/15/18	1,740,000	1,087,500
Massey Energy 6.875% 12/15/13	2,150,000	1,601,750
OPTI Canada
7.875% 12/15/14	1,225,000	630,875
8.25% 12/15/14	1,119,000	609,855
PetroHawk Energy
9.125% 7/15/13	758,000	617,770
# 144A 7.875% 6/1/15	925,000	689,125
@Petroleum Development
12.00% 2/15/18	1,155,000	727,650
Plains Exploration & Production
7.00% 3/15/17	1,261,000	870,090
7.625% 6/1/18	115,000	79,350
Range Resources 7.25% 5/1/18	895,000	751,800
Regency Energy Partners
8.375% 12/15/13	1,476,000	1,018,440
Reliant Energy 7.625% 6/15/14	1,210,000	1,010,350
Whiting Petroleum 7.25% 5/1/13	1,239,000	885,885
Williams
7.50% 1/15/31	1,013,000	680,140
7.875% 9/1/21	1,250,000	957,961
		31,446,820
Finance & Investments–2.12%
•Hartford Financial Services Group
8.125% 6/15/38	940,000	495,545
Leucadia National 8.125% 9/15/15	967,000	780,852
LVB Acquisition
* 10.00% 10/15/17	1,417,000	1,367,404
11.625% 10/15/17	320,000	275,200
•#Metlife Capital Trust X 144A
9.25% 4/8/38	900,000	628,995
@#Nuveen Investments 144A
10.50% 11/15/15	2,795,000	632,369
Silicon Valley Bank
5.70% 6/1/12	250,000	217,189
6.05% 6/1/17	605,000	448,646
•USB Capital IX 6.189% 4/15/49	790,000	371,460
•Wells Fargo Capital 7.70% 12/29/49	655,000	541,038
		5,758,698
Media–4.86%
*#Charter Communications Operating
144A 10.875% 9/15/14	5,190,000	4,177,949
CSC Holdings
6.75% 4/15/12	735,000	676,200
# 144A 8.50% 6/15/15	615,000	544,275
Dex Media West 9.875% 8/15/13	2,674,000	641,760
@#Expedia 144A 8.50% 7/1/16	900,000	675,000
Lamar Media
6.625% 8/15/15	379,000	275,723
* 6.625% 8/15/15	950,000	691,125
6.625% 8/15/15	691,000	502,703
#LBI Media 144A 8.50% 8/1/17	803,000	285,065
LIN Television 6.50% 5/15/13	885,000	418,163
Mediacom Capital 9.50% 1/15/13	915,000	695,400

High Yield Series-7

Delaware VIP® High Yield Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Nielsen Finance 10.00% 8/1/14	$910,000	$732,550
Quebecor Media 7.75% 3/15/16	1,700,000	1,156,000
#Videotron 144A 9.125% 4/15/18	1,840,000	1,720,400
		13,192,313
Real Estate–0.56%
*Host Hotels & Resorts 7.125% 11/1/13	1,875,000	1,518,750
		1,518,750
Services Cyclical–8.66%
*Aramark Services 8.50% 2/1/15	3,034,000	2,760,940
@Cardtronics
9.25% 8/15/13	2,088,000	1,409,400
9.25% 8/15/13	130,000	87,750
Corrections Corporation of America
6.25% 3/15/13	765,000	715,275
FTI Consulting 7.625% 6/15/13	3,187,000	2,776,674
@#Galaxy Entertainment Finance 144A
9.875% 12/15/12	2,295,000	1,021,275
Gaylord Entertainment
6.75% 11/15/14	645,000	403,125
8.00% 11/15/13	1,439,000	1,000,105
@Global Cash Access 8.75% 3/15/12	1,403,000	1,129,415
Hertz 8.875% 1/1/14	1,710,000	1,060,200
Hexion US Finance 9.75% 11/15/14	880,000	255,200
Kansas City Southern de Mexico
9.375% 5/1/12	1,532,000	1,409,440
MGM Mirage
6.75% 4/1/13	535,000	361,125
* 7.50% 6/1/16	1,370,000	875,088
*# 144A 13.00% 11/15/13	638,000	610,885
*Pinnacle Entertainment
8.25% 3/15/12	1,225,000	937,125
8.75% 10/1/13	1,465,000	1,164,675
@#Pokagon Gaming Authority 144A
10.375% 6/15/14	2,996,000	2,591,540
#Rainbow National Services 144A
10.375% 9/1/14	893,000	799,235
RSC Equipment Rental 9.50% 12/1/14	1,105,000	613,275
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	1,195,000	1,029,779
8.03% 10/1/20	600,000	523,428
		23,534,954
Services Non-Cyclical–6.71%
Advanced Medical Optics
7.50% 5/1/17	1,935,000	996,525
Alliance Imaging 7.25% 12/15/12	1,050,000	897,750
Allied Waste North America
6.875% 6/1/17	1,180,000	1,099,100
7.125% 5/15/16	520,000	473,856
7.25% 3/15/15	80,000	74,490
*#Bausch & Lomb 144A 9.875% 11/1/15	2,925,000	2,201,063
@Casella Waste Systems 9.75% 2/1/13	2,584,000	2,080,120
*Community Health Systems
8.875% 7/15/15	1,845,000	1,706,625
HCA
6.50% 2/15/16	2,165,000	1,342,300
9.25% 11/15/16	3,740,000	3,440,800
HCA PIK 9.625% 11/15/16	583,000	456,198
•Healthsouth 8.323% 6/15/14	1,840,000	1,481,200
Lender Processing Services
8.125% 7/1/16	865,000	775,256
Select Medical 7.625% 2/1/15	2,260,000	1,209,100
		18,234,383
Technology & Electronics–1.61%
Celestica
7.625% 7/1/13	295,000	243,375
7.875% 7/1/11	600,000	549,000
*Flextronics International
6.25% 11/15/14	955,000	716,250
Sungard Data Systems
9.125% 8/15/13	1,353,000	1,177,110
10.25% 8/15/15	2,103,000	1,398,495
# 144A 10.625% 5/15/15	330,000	283,800
		4,368,030
Telecommunications–13.89%
@=‡Allegiance Telecom 11.75% 2/15/10	565,000	0
•Centennial Communications
7.185% 1/1/13	797,000	777,075
Cincinnati Bell
7.00% 2/15/15	1,095,000	843,150
7.25% 7/15/13	810,000	716,850
Citizens Communications
7.125% 3/15/19	2,280,000	1,539,000
Cricket Communications
9.375% 11/1/14	3,247,000	2,938,535
@#Digicel 144A 9.25% 9/1/12	2,749,000	2,350,395
@GCI 7.25% 2/15/14	730,000	573,050
Hughes Network Systems/Finance
9.50% 4/15/14	1,963,000	1,604,753
Inmarsat Finance 10.375% 11/15/12	3,786,000	3,374,273
Intelsat Bermuda 11.25% 6/15/16	4,108,000	3,758,819
#Intelsat Subsidiary Holding 144A
8.875% 1/15/15	695,000	635,925
Technologies 6.45% 3/15/29	1,529,000	619,245
MetroPCS Wireless 9.25% 11/1/14	3,915,000	3,523,499
*#Nordic Telephone Holdings 144A
8.875% 5/1/16	1,108,000	781,140
*PAETEC Holding 9.50% 7/15/15	1,021,000	612,600
*Qwest Capital Funding 7.25% 2/15/11	1,746,000	1,475,370
Rogers Communications
8.00% 12/15/12	875,000	842,188
Sprint Nextel 6.00% 12/1/16	5,465,000	3,858,344
#Telesat Canada/Telesat 144A
11.00% 11/1/15	1,350,000	972,000
Time Warner Telecom Holdings
9.25% 2/15/14	928,000	765,600

High Yield Series-8

Delaware VIP® High Yield Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
@#Vimpelcom 144A 9.125% 4/30/18	$2,305,000	$1,256,225
*Virgin Media Finance 8.75% 4/15/14	2,390,000	1,804,450
#Wind Acquisition 144A
10.75% 12/1/15	355,000	307,075
Windstream 8.125% 8/1/13	1,937,000	1,791,725
		37,721,286
Utilities–5.27%
AES 8.00% 10/15/17	1,212,000	999,900
# 144A 8.00% 6/1/20	715,000	557,700
# 144A 8.75% 5/15/13	576,000	555,840
Edison Mission
7.00% 5/15/17	265,000	231,875
7.625% 5/15/27	1,920,000	1,497,600
Elwood Energy 8.159% 7/5/26	1,834,494	1,252,890
Midwest Generation 8.30% 7/2/09	483,045	480,630
Mirant Americas Generation
8.50% 10/1/21	1,070,000	818,550
Mirant North America
7.375% 12/31/13	1,814,000	1,750,510
*NRG Energy 7.375% 2/1/16	2,495,000	2,326,587
Orion Power Holdings 12.00% 5/1/10	1,606,000	1,614,030
#Texas Competitive Electric Holdings
144A 10.25% 11/1/15	3,120,000	2,230,800
		14,316,912
Total Corporate Bonds
(cost $298,464,937)		225,836,582

«SENIOR SECURED LOANS–1.76%
Energy Futures Holdings Term
Tranche Loan B2 5.603% 10/10/14	875,000	608,856
Ford Motor Term Tranche Loan B
5.00% 11/29/13	2,548,782	1,045,702
General Motors Term Tranche Loan B
5.795% 11/17/13	2,545,178	1,175,019
Talecris Biotherapeutics 2nd Lien
8.64% 12/6/14	2,335,000	1,955,562
Total Senior Secured Loans
(cost $6,496,263)		4,785,139

	Number of
	Shares
COMMON STOCK–0.45%
P@=†Avado Brands	1,813	0
†BWAY Holding	17,300	137,709
Cablevision Systems Class A	7,600	127,984
†Cardtronics	74,600	96,234
†Century Communications	2,820,000	0
†Flextronics International	48,600	124,416
Freeport-McMoRan Copper &
Gold Class B	5,950	145,418
*†Mirant	827	15,605
†NRG Energy	11,900	277,626
P@=†Port Townsend	1,905	19
†Rockwood Holdings	14,200	153,360
†USGen	475,000	0
Virgin Media	26,350	131,487
Total Common Stock
(cost $2,648,878)		1,209,858

PREFERRED STOCKS–0.24%
GMAC 9.00%	388	106,700
•JP Morgan Chase 7.9%	655,000	546,287
@=Port Townsend	381	0
Total Preferred Stocks
(cost $1,028,546)		652,987

WARRANTS–0.00%
P@=†Port Townsend	381	4
†#Solutia 144A exercise price $7.59,
expiration date 7/15/09	850	0
Total Warrants (cost $81,575)		4

	Principal
	Amount
REPURCHASE AGREEMENT**–11.92%
BNP Paribas 0.005%, dated
12/31/08, to be repurchased on
1/2/09, repurchase price $32,369,009
(collateralized by U.S. Government
obligations, 10/22/09; with market
value $33,049,003)	$32,369,000	32,369,000
Total Repurchase Agreement
(cost $32,369,000)		32,369,000
Total Value of Securities Before
Securities Lending
Collateral – 97.93%
(cost $342,189,924)		265,976,500

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–10.26%
Investment Companies
Mellon GSL DBT II
Collateral Fund	28,730,050	27,845,286
† Mellon GSL DBT II
Liquidation Trust	491,181	16,209
Total Securities Lending Collateral
(cost $29,221,231)		27,861,495

High Yield Series-9

Delaware VIP® High Yield Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–108.19% (COST $371,411,155)	$293,837,995 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(10.76%)	(29,221,231)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.57%	6,972,957
NET ASSETS APPLICABLE TO 65,756,853 SHARES OUTSTANDING–100.00%	$271,589,721
NET ASSET VALUE–DELAWARE VIP HIGH YIELD SERIES
STANDARD CLASS ($93,010,561 / 22,482,002 Shares)	$4.14
NET ASSET VALUE–DELAWARE VIP HIGH YIELD SERIES
SERVICE CLASS ($178,579,160 / 43,274,851 Shares)	$4.13
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$394,736,551
Undistributed net investment income	26,271,758
Accumulated net realized loss on investments	(72,253,421)
Net unrealized depreciation of investments	(77,165,167)
Total net assets	$271,589,721
____________________

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $47,128,525, which represented 17.35% of the Series’ net assets. See Note 10 in “Notes to Financial Statements.”

P

Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At December 31, 2008, the aggregate amount of the restricted securities was $23, or 0.00% of the Series’ net assets. See Note 10 in “Notes to Financial Statements.”

†	Non-income producing security.
‡	Non-income producing security; security is currently in default.
•	Variable rate security. The rate shown is the rate as of December 31, 2008.
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $386,738, which represented 0.14% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

@

Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $36,192,246, which represented 13.33% of the Series’ net assets. See Note 10 in “Notes to Financial Statements.”

«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (Libor), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 9 in “Notes to Financial Statements.”
©	Includes $28,008,847 of securities loaned.

PIK – Pay-in-kind

Swap Contracts1
Credit Default Swap Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup:
Hartford Financial CDS	$275,000	4.30%	12/20/13	$12,851
Hartford Financial CDS	247,630	4.95%	12/20/13	5,484
JPMorgan Chase Bank
Hartford Financial CDS	110,130	7.00%	12/20/13	(6,100)
Protection Sold:
Barclays Capital:
CDX. HY	$11,310,000	5.00%	12/20/13	399,946
Total	$11,942,760			$412,181

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

____________________

1See Note 8 in “Notes to financial statements.”

See accompanying notes

High Yield Series-10

Delaware VIP® Trust —
Delaware VIP High Yield Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$29,183,286
Securities lending income	256,801
Dividends	63,037
29,503,124

EXPENSES:
Management fees	2,109,832
Distribution expenses – Service Class	604,814
Accounting and administration expenses	129,446
Reports and statements to shareholders	73,476
Dividend disbursing and transfer agent fees and expenses	49,790
Legal fees	43,659
Audit and tax	32,342
Trustees’ fees	19,042
Pricing fees	10,229
Insurance fees	8,488
Custodian fees	6,773
Consulting fees	4,023
Dues and services	2,288
Taxes (other than taxes on income)	1,738
Trustees’ expenses	1,333
Registration fees	670
3,097,943
Less expenses absorbed or waived	(74,745)
Less waiver of distribution expenses – Service Class	(100,802)
Less expense paid indirectly	(3,655)
Total operating expenses	2,918,741

NET INVESTMENT INCOME	26,584,383

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(43,571,501)
Swap contracts	123,913
Net realized loss	(43,447,588)
Net change in unrealized appreciation/depreciation
of investments and swap contracts	(70,119,098)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(113,566,686)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(86,982,303)

See accompanying notes

Delaware VIP Trust —
Delaware VIP High Yield Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$26,584,383	$25,647,156
Net realized loss on investments	(43,447,588)	(3,808,242)
Net change in unrealized appreciation/
depreciation of investments and
swap contracts	(70,119,098)	(14,605,416)
Net increase (decrease) in net assets
resulting from operations	(86,982,303)	7,233,498

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,325,738)	(7,721,397)
Service Class	(16,189,243)	(13,348,959)
	(26,514,981)	(21,070,356)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,371,907	65,104,401
Service Class	80,977,060	74,660,812
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	10,325,738	7,721,397
Service Class	16,189,243	13,348,959
	148,863,948	160,835,569
Cost of shares repurchased:
Standard Class	(47,611,036)	(40,639,801)
Service Class	(67,694,861)	(61,174,025)
	(115,305,897)	(101,813,826)
Increase in net assets derived from
capital share transactions	33,558,051	59,021,743

NET INCREASE (DECREASE)
IN NET ASSETS	(79,939,233)	45,184,885

NET ASSETS:
Beginning of year	351,528,954	306,344,069
End of year (including undistributed
net investment income of $26,271,758
and $26,466,659, respectively)	$271,589,721	$351,528,954

See accompanying notes

High Yield Series-11

Delaware VIP® Trust — Delaware VIP High Yield Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$5.950	$6.200	$5.910	$6.110	$5.690

Income (loss) from investment operations:
Net investment income[1]	0.430	0.464	0.473	0.434	0.437
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.766)	(0.290)	0.226	(0.227)	0.332
Total from investment operations	(1.336)	0.174	0.699	0.207	0.769

Less dividends and distributions from:
Net investment income	(0.474)	(0.424)	(0.409)	(0.407)	(0.349)
Total dividends and distributions	(0.474)	(0.424)	(0.409)	(0.407)	(0.349)

Net asset value, end of period	$4.140	$5.950	$6.200	$5.910	$6.110

Total return[2]	(24.17% )	2.79%	12.45%	3.59%	14.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,011	$132,667	$105,576	$70,139	$65,418
Ratio of expenses to average net assets	0.74%	0.75%	0.78%	0.78%	0.75%
Ratio of expenses to average net assets prior
to fees waived and expenses paid indirectly	0.77%	0.75%	0.78%	0.78%	0.75%
Ratio of net investment income to average net assets	8.35%	7.66%	8.01%	7.39%	7.66%
Ratio of net investment income to average net assets prior
to fees waived and expenses paid indirectly	8.32%	7.66%	8.01%	7.39%	7.66%
Portfolio turnover	109%	143%	132%	162%	429%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

High Yield Series-12

Delaware VIP® High Yield Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$5.930	$6.190	$5.900	$6.100	$5.680

Income (loss) from investment operations:
Net investment income[1]	0.418	0.448	0.458	0.419	0.423
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.759)	(0.299)	0.226	(0.226)	0.334
Total from investment operations	(1.341)	0.149	0.684	0.193	0.757

Less dividends and distributions from:
Net investment income	(0.459)	(0.409)	(0.394)	(0.393)	(0.337)
Total dividends and distributions	(0.459)	(0.409)	(0.394)	(0.393)	(0.337)

Net asset value, end of period	$4.130	$5.930	$6.190	$5.900	$6.100

Total return[2]	(24.43% )	2.55%	12.19%	3.34%	14.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$178,579	$218,862	$200,768	$162,384	$130,983
Ratio of expenses to average net assets	0.99%	1.00%	1.03%	1.03%	1.00%
Ratio of expenses to average net assets prior
to fees waived and expenses paid indirectly	1.07%	1.05%	1.08%	1.08%	1.05%
Ratio of net investment income to average net assets	8.10%	7.41%	7.76%	7.14%	7.41%
Ratio of net investment income to average net assets prior
to fees waived and expenses paid indirectly	8.02%	7.36%	7.71%	7.09%	7.36%
Portfolio turnover	109%	143%	132%	162%	429%
__________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

High Yield Series-13

Delaware VIP® Trust — Delaware VIP High Yield Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

High Yield Series-14

Delaware VIP® High Yield Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 0.74% of average daily net assets of the Series through April 30, 2009. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Series’ Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Series.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $16,181 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fees Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$126,285	$4,400	$33,620	$29,150

__________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $22,017 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$364,617,815
Sales	320,115,696

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate
Cost of	Unrealized	Unrealized	Net Unrealized
Investments	Appreciation	Depreciation	Depreciation
$373,878,162	$1,054,419	$(81,094,586)	$(80,040,167)

High Yield Series-15

Delaware VIP® High Yield Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives
Level 1	$33,578,839	$–
Level 2	259,856,209	412,181
Level 3	402,947	–
Total	$293,837,995	$412,181

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$1,231,911
Net change in unrealized appreciation/depreciation	(2,154,628)
Net purchases, sales, and settlements	834,483
Net transfers in and/or out of Level 3	491,181
Balance as of 12/31/08	$402,947

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(2,154,628)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$26,514,981	$21,070,356

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$394,736,551
Undistributed ordinary income	26,679,751
Post-October losses	(10,224,235)
Capital loss carryforward	(59,562,179)
Unrealized depreciation of investments	(80,040,167)
Net assets	$271,589,721

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments and mark-to-market of CDS contracts.

High Yield Series-16

Delaware VIP® High Yield Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments, expiration of capital loss carryforwards and tax treatment of CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Loss	Capital
$(264,303)	$20,227,718	$(19,963,415)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $19,963,415 expired in 2008. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $18,082,790 expires in 2009; $4,569,135 expires in 2010; $561,008 expires in 2015; and $36,349,246 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	8,048,858	10,759,290
Service Class	16,546,987	12,343,224

Shares issued upon reinvestment of
dividends and distributions:
Standard Class	1,955,632	1,295,537
Service Class	3,066,144	2,239,758
	29,617,621	26,637,809
Shares repurchased:
Standard Class	(9,830,584)	(6,771,726)
Service Class	(13,234,600)	(10,138,883)
	(23,065,184)	(16,910,609)
Net increase	6,552,437	9,727,200

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Swap Contracts
The Series may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

High Yield Series-17

Delaware VIP® High Yield Series
Notes to Financial Statements (continued)

8. Swap Contracts (continued)
Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2008, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Series had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

As the seller of protection in a CDS contract, the Series would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or agreed upon event (each of these events is a “Credit Event”). As the seller of protection, the Series would have credit exposure to the reference security (or basket of securities). The Series will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities). At December 31, 2008, the notional amount of protection sold by the Series totaled $11,310,000 (4.2% of net assets), which reflects the maximum potential amount the Series could be required to pay under such contracts. See the Statement of Net Assets for a description of swap contracts outstanding.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

9. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $28,008,847 for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

High Yield Series-18

Delaware VIP® High Yield Series
Notes to Financial Statements (continued)

10. Credit and Market Risk
The Series invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
–	100%	100%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

High Yield Series-19

Delaware VIP® Trust — Delaware VIP High Yield Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP High Yield Series

We have audited the accompanying statement of net assets of the Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP High Yield Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended December 31 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

High Yield Series-20

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

High Yield Series-21

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

High Yield Series-22

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPHY [12/08] DG3 2/09 (4063)	High Yield Series-23

Delaware VIP® Trust
Delaware VIP International Value Equity Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP International Value Equity Series

     During the fiscal period that ended Dec. 31, 2008, the global economic environment became increasingly dire as markets around the world responded to the credit crisis unfolding in the United States. For the 12-month period ended Dec. 31, 2008, Delaware VIP International Value Equity Series Standard class shares returned -42.42%, while Service Class shares returned -42.67% (both figures reflect returns with dividends reinvested). This performance was slightly better than that of its benchmark index, the MSCI EAFE Index (net), which returned -43.38% during the same time frame.

     As the situation worsened, most economic sectors lost value. This was especially true for cyclical sectors such as consumer discretionary stocks and industrials, where earnings tend to rise and fall along with changes in economic activity. Overall, global stock prices fell by almost one-half in emerging markets and developed markets. At the same time, oil and other commodity prices rose sharply, peaking at more than $140 per barrel in July, and then falling to less than $40 in December.

     In contrast, traditionally defensive sectors such as healthcare and consumer staples fared better relative to the index but nevertheless produced negative returns. Specifically, these stocks tend to be less sensitive to a weakening economy and were therefore favored by investors, many of whom became increasingly nervous amid rising market volatility.

     Given the turmoil in the global financial system, financial stocks around the world were hit particularly hard and might have fared even worse if not for the massive capital infusions provided by fiscal and monetary authorities around the world.

     Several factors had a positive effect on the Series’ performance when holdings and sector returns were compared to the benchmark index. For instance, we were significantly underexposed to financial stocks. In fact, we grew more underweight as the period progressed and sold some positions we believed to be more vulnerable. An overweight in healthcare also helped relative returns, with all of our holdings in this particular group outperforming the index.

     The Series saw relative strength from certain holdings in the telecommunication services sector that held up better than their peers in the sector, especially from a position in Chunghwa Telecom. This communications services provider’s stock declined but performed better than some of its peers due in part to the company’s long-term strong status in the Taiwanese market as well as its extremely strong financial position. Our stocks in the information technology sector also fared better as a group than those in the benchmark, with our shares in Canadian technology outsourcing company CGI Group outperforming the group. We believe investors favored the company for its solid cash position and steady profitability, helping it fare better than other technology stocks in a declining market. One of the Series’ better overall individual performers was Japanese retailer Don Quijote, the leading low-cost retailer in the country, which is in, in our opinion, a resilient niche of what is largely a deteriorating economy.

     In a market that declined significantly, no industry sectors were spared, so general weakness was widespread. Our holdings in consumer staples, for instance, detracted from the Series’ results relative to the benchmark. In this group, diversified German retail giant Metro was among the worst individual performers, and we believe potential investors worried that the company’s business could be hurt by a decline in consumer spending. Despite a helpful underweight in financials, a position in diversified financial company ING hurt the Series. We maintained this holding because we continued to have confidence in the company’s performance potential and competitive strength.

     Our weakest overall performer was Petroleum Geo-Services, a Norwegian company that does seismic mapping for integrated and independent oil producers. As the price of oil plummeted in the summer, we believe the market became concerned that new energy exploration investments would decline and cut into the business of Petroleum Geo-Services. We have sold all shares in this stock. Another individual disappointment was Japan’s Round One, a leading Japanese bowling and amusement facility company that was hurt by weaker consumer spending. We have kept shares of Round One and believe its dominant market position will enhance its potential for improved future performance.

     Regardless of the market environment, we tend to look for the same types of stocks — companies that we believe are distinguished by strong competitive and financial positions and currently out of favor with investors, often excessively so. Ideally, we want to own companies with a market position that is secure enough they can outperform their rivals in difficult economic times. Identifying these types of companies with an attractive price and with the potential for long-term outperformance is at the core of our investment process.

     Recognizing that investors’ risk tolerance had declined substantially, we chose to meticulously re-evaluate the assumptions underlying every stock in the Series, and to sell those we no longer felt comfortable holding. Given the difficult credit environment, for example, we paid even closer attention to the financial strength of the companies whose stocks we held in the Series, culling companies with excessive debt loads and therefore the potential for deterioration in their future earnings prospects. With the proceeds of these stock sales, we actively reinvested in market leaders that had low share prices, but continued to provide stable earnings and cash flow streams.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

International Value Equity Series-1

Delaware VIP® International Value Equity Series (continued)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP International Value Equity Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP International Value Equity Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Oct. 29, 1992)	-42.42%	-9.19%	+0.58%	+2.99%	+6.02%
Service Class shares (commenced operations on May 1, 2000)	-42.67%	-9.48%	+0.29%	n/a	+2.22%

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.24%, while total operating expenses for Standard Class and Service Class shares were 0.99% and 1.29%, respectively. The management fee for Standard Class and Service Class shares was 0.85%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. A value stock may not increase in price if other investors do not share the portfolio managers’ perception of the company’s value or if factors that would typically increase the price of the security do not occur. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance in specific companies or industries. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

International Value Equity Series-2

Delaware VIP® International Value Equity Series (continued)

The chart shows a $10,000 investment in the Delaware VIP International Value equity Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-3

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$672.50	1.03%	$4.33
Service Class	1,000.00	670.50	1.28%	5.37
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,019.96	1.03%	$5.23
Service Class	1,000.00	1,018.70	1.28%	6.50

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Country and Sector Allocations
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Country	of Net Assets
Common Stock	98.80%
Australia	6.15%
Canada	3.28%
Denmark	2.34%
Finland	2.59%
France	21.38%
Germany	9.44%
Hong Kong	0.50%
Italy	2.17%
Japan	14.71%
Netherlands	3.56%
Republic of Korea	2.13%
Singapore	1.47%
Sweden	3.98%
Switzerland	3.00%
Taiwan	2.91%
United Kingdom	18.15%
United States	1.04%
Repurchase Agreement	1.95%
Securities Lending Collateral	11.37%
Total Value of Securities	112.12%
Obligation to Return Securities Lending Collateral	(12.15%)
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Consumer Discretionary	13.98%
Consumer Staples	9.25%
Energy	8.27%
Financials	9.39%
Health Care	12.97%
Industrials	15.02%
Information Technology	12.42%
Materials	3.31%
Telecommunication Services	10.69%
Utilities	3.50%
Total	98.80%

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Statement of Net Assets
December 31, 2008

	Number of	Value
	Shares	(U.S. $)
COMMON STOCK– 98.80%Δ
Australia–6.15%
±Coca-Cola Amatil	418,544	$2,744,195
±Telstra	656,728	1,793,768
		4,537,963
Canada–3.28%
†CGI Group Class A	306,479	2,417,980
		2,417,980
Denmark–2.34%
±Novo Nordisk Class B	33,224	1,722,266
		1,722,266
Finland–2.59%
±Nokia	120,987	1,907,932
		1,907,932
France–21.38%
±*AXA	66,976	1,510,727
±*Compagnie de Saint-Gobain	29,757	1,412,956
±France Telecom	68,634	1,922,444
±*Lafarge	15,748	967,918
±PPR	6,908	454,533
±Publicis Groupe	40,221	1,043,138
±Sanofi-Aventis	27,237	1,750,752
±*Teleperformance	63,752	1,793,263
±Total	47,604	2,630,129
±Vallourec	6,042	690,362
±Vivendi	48,400	1,585,327
		15,761,549
Germany–9.44%
±Bayerische Motoren Werke	42,878	1,345,109
±Deutsche Post	156,428	2,635,369
±Linde	17,213	1,471,188
±Metro	37,627	1,512,167
		6,963,833
Hong Kong–0.50%
±*Techtronic Industries	1,818,359	365,533
		365,533
Italy–2.17%
±Parmalat	950,568	1,602,526
		1,602,526
Japan–14.71%
±Asahi Glass	129,000	734,732
±Canon	51,680	1,636,105
±*Don Quijote	65,400	1,302,796
±Mitsubishi UFJ Financial Group	368,235	2,312,498
±*NGK Spark Plug	125,000	1,003,428
±*Ono Pharmaceutical	32,700	1,701,093
=*Round One	1,416	1,048,831
±Toyota Motor	33,443	1,104,656
		10,844,139
Netherlands–3.56%
±ING Groep CVA	88,484	978,649
±Koninklijke Philips Electronics	82,585	1,645,460
		2,624,109
Republic of Korea–2.13%
±Samsung Electronics	4,317	1,569,646
		1,569,646
Singapore–1.47%
±Singapore Airlines	137,000	1,083,702
		1,083,702
Sweden–3.98%
±*Ericsson Class B	211,800	1,668,213
±Nordea Bank	176,062	1,267,869
		2,936,082
Switzerland–3.00%
±Novartis	44,323	2,213,417
		2,213,417
Taiwan–2.91%
Chunghwa Telecom ADR	137,482	2,144,719
		2,144,719
United Kingdom–18.15%
±AstraZeneca	51,213	2,126,546
±BP	345,147	2,702,986
±Greggs	19,605	992,475
±National Grid	256,319	2,572,643
±Standard Chartered	74,740	962,390
±Tomkins	576,893	1,054,238
±Vodafone Group	949,765	1,973,934
±*WPP Group	169,351	998,226
		13,383,438
United States–1.04%
†Transocean	16,300	770,175
		770,175

Total Common Stock
(cost $100,453,273)		72,849,009

	Principal
	Amount
REPURCHASE AGREEMENT**–1.95%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $1,437,000 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $1,467,188)	$1,437,000	1,437,000
Total Repurchase Agreement
(cost $1,437,000)		1,437,000

Total Value of Securities
Before Securities Lending
Collateral–100.75%
(cost $101,890,273)		74,286,009

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–11.37%
Investment Companies
Mellon GSL DBT II Collateral Fund	8,638,648	8,370,331
†Mellon GSL DBT II Liquidation Trust	322,640	10,647
Total Securities Lending Collateral
(cost $8,961,288)		8,380,978

International Value Equity Series-6

Delaware VIP® International Value Equity Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–112.12% (cost $110,851,561)	$82,666,987 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(12.15%)	(8,961,288)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	24,337
NET ASSETS APPLICABLE TO 9,654,855 SHARES OUTSTANDING–100.00%	$73,730,036
NET ASSET VALUE–DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
STANDARD CLASS ($73,712,418 / 9,652,543 Shares)	$7.64
NET ASSET VALUE–DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
SERVICE CLASS ($17,618 / 2,312 Shares)	$7.62
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$118,982,606
Undistributed net investment income	2,752,001
Accumulated net realized loss on investments	(19,819,314)
Net unrealized depreciation of investments and foreign currencies	(28,185,257)
Total net assets	$73,730,036

____________________

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 5 in “Country and sector allocations.”
±	Security is being fair valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $66,467,304, which represented 90.15% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”
=	Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $1,048,831, which represented 1.42% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 9 in “Notes to Financial Statements.”
©	Includes $8,217,360 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
CVA – Dutch Certificate

See accompanying notes

International Value Equity Series-7

Delaware VIP® Trust —
Delaware VIP International Value Equity Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$4,497,565
Securities lending income	225,630
Interest	33,723
Foreign tax withheld	(383,041)
4,373,877

EXPENSES:
Management fees	971,663
Custodian fees	80,038
Accounting and administration expenses	45,725
Reports and statements to shareholders	31,271
Audit and tax	18,369
Legal fees	15,298
Dividend disbursing and transfer agent fees and expenses	14,592
Trustees’ fees	6,718
Pricing fees	5,074
Insurance fees	2,921
Consulting fees	1,509
Dues and services	1,381
Trustees’ expenses	435
Distribution expenses – Service Class	393
Registration fees	230
1,195,617
Less management fees absorbed or waived	(8,058)
Less waiver of distribution expenses – Service Class	(65)
Less expense paid indirectly	(1,076)
Total operating expenses	1,186,418

NET INVESTMENT INCOME	3,187,459

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(19,358,072)
Foreign currencies	(429,156)
Net realized loss	(19,787,228)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(43,258,358)

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES	(63,045,586)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(59,858,127)

See accompanying notes

Delaware VIP Trust —
Delaware VIP International Value Equity Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$3,187,459	$2,830,064
Net realized gain (loss) on investments and
foreign currencies	(19,787,228)	9,464,771
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(43,258,358)	(3,269,329)
Net increase (decrease) in net assets
resulting from operations	(59,858,127)	9,025,506

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,740,721)	(3,694,827)
Service Class	(2,558)	(3,271)
Net realized gain on investments:
Standard Class	(10,032,456)	(65,626,826)
Service Class	(10,984)	(64,716)
	(12,786,719)	(69,389,640)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,040,855	2,885,952
Service Class	8,082	130,583
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	12,773,177	69,321,653
Service Class	13,542	67,987
	15,835,656	72,406,175
Cost of shares repurchased:
Standard Class	(23,233,738)	(31,233,434)
Service Class	(98,506)	(13,734)
	(23,332,244)	(31,247,168)
Increase (decrease) in net assets derived
from capital share transactions	(7,496,588)	41,159,007

NET DECREASE IN NET ASSETS	(80,141,434)	(19,205,127)

NET ASSETS:
Beginning of year	153,871,470	173,076,597
End of year (including undistributed
net investment income of $2,752,001
and $2,732,837, respectively)	$73,730,036	$153,871,470

See accompanying notes

International Value Equity Series-8

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$14.700	$23.100	$20.380	$18.550	$15.660

Income (loss) from investment operations:
Net investment income[1]	0.306	0.273	0.512	0.496	0.396
Net realized and unrealized gain (loss) on investments
and foreign currencies	(6.103)	0.858	4.043	1.838	2.920
Total from investment operations	(5.797)	1.131	4.555	2.334	3.316

Less dividends and distributions from:
Net investment income	(0.271)	(0.508)	(0.616)	(0.291)	(0.426)
Net realized gain on investments	(0.992)	(9.023)	(1.219)	(0.213)	–
Total dividends and distributions	(1.263)	(9.531)	(1.835)	(0.504)	(0.426)

Net asset value, end of period	$7.640	$14.700	$23.100	$20.380	$18.550

Total return[2]	(42.42% )	5.24%	23.59%	12.87%	21.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$73,712	$153,691	$173,017	$161,293	$164,544
Ratio of expenses to average net assets	1.04%	0.99%	1.01%	1.00%	0.99%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.05%	0.99%	1.01%	1.02%	0.99%
Ratio of net investment income to average net assets	2.79%	1.66%	2.44%	2.63%	2.46%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	2.78%	1.66%	2.44%	2.61%	2.46%
Portfolio turnover	35%	21%	114%	8%	10%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

International Value Equity Series-9

Delaware VIP® International Value Equity Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$ 14.660	$ 23.050	$ 20.350	$ 18.520	$ 15.650

Income (loss) from investment operations:
Net investment income[1]	0.279	0.233	0.459	0.449	0.356
Net realized and unrealized gain (loss) on investments
and foreign currencies	(6.096)	0.856	4.029	1.845	2.911
Total from investment operations	(5.817)	1.089	4.488	2.294	3.267

Less dividends and distributions from:
Net investment income	(0.231)	(0.456)	(0.569)	(0.251)	(0.397)
Net realized gain on investments	(0.992)	(9.023)	(1.219)	(0.213)	–
Total dividends and distributions	(1.223)	(9.479)	(1.788)	(0.464)	(0.397)

Net asset value, end of period	$7.620	$14.660	$23.050	$20.350	$18.520

Total return[2]	(42.67% )	4.98%	23.24%	12.65%	21.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18	$180	$60	$62	$95
Ratio of expenses to average net assets	1.29%	1.24%	1.26%	1.25%	1.24%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.35%	1.29%	1.31%	1.32%	1.29%
Ratio of net investment income to average net assets	2.54%	1.41%	2.19%	2.38%	2.21%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	2.48%	1.36%	2.14%	2.31%	2.16%
Portfolio turnover	35%	21%	114%	8%	10%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

International Value Equity Series-10

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

International Value Equity Series-11

Delaware VIP® International Value Equity Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Effective May 1, 2008, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) does not exceed 1.01% of average daily net assets of the Series through April 30, 2009. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Series’ Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Series.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $5,716 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$66,714	$1,485	$16	$3,185

____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $7,864 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the six months ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$39,240,155
Sales	55,997,852

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$111,330,640	$3,374,965	$(32,038,618)	$(28,663,653)

International Value Equity Series-12

Delaware VIP® International Value Equity Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$6,769,874
Level 2	74,837,635
Level 3	1,059,478
Total	$82,666,987

As a result of utilizing international fair value pricing at December 31, 2008, the majority of the portfolio was categorized as level 2 in the FAS 157 hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$1,191,955
Net realized gain (loss)	21,794
Net change in unrealized appreciation/depreciation	(2,912,816)
Net purchases, sales, and settlements	(717,993)
Net transfers in and/or out of Level 3	3,476,538
Balance as of 12/31/08	$1,059,478

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$2,417,060

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$5,279,879	$4,884,812
Long-term capital gain	7,506,840	64,504,828
Total	$12,786,719	$69,389,640

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$118,982,606
Undistributed ordinary income	2,818,951
Post-October losses	(6,586,521)
Post-October currency losses	(66,950)
Capital loss carryforwards	(12,753,714)
Unrealized depreciation of investments
and foreign currencies	(28,664,336)
Net assets	$73,730,036

International Value Equity Series-13

Delaware VIP® International Value Equity Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain (loss)
$(425,016)	$425,016

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $12,753,714 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	268,376	118,564
Service Class	744	5,928

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,090,792	4,754,572
Service Class	1,157	4,666
	1,361,069	4,883,730

Shares repurchased:
Standard Class	(2,161,739)	(1,907,104)
Service Class	(11,916)	(842)
	(2,173,655)	(1,907,946)
Net increase (decrease)	(812,586)	2,975,784

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts
The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding at December 31, 2008.

International Value Equity Series-14

Delaware VIP® International Value Equity Series
Notes to Financial Statements (continued)

9. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $8,217,360, for which the Series received collateral, comprised of non-cash collateral valued at $44,831, and cash collateral of $8,961,288. Investments purchased with cash collateral are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
59%	41%	100%

____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $219,978. The gross foreign source income earned during the fiscal year 2008 by the Series was $4,167,275.

International Value Equity Series-15

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP International Value Equity Series

We have audited the accompanying statement of net assets of the Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP International Value Equity Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

International Value Equity Series-16

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

International Value Equity Series-17

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 — Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

International Value Equity Series-18

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPIVE [12/08] DG3 2/09 (4063)	International Value Equity Series-19

Delaware VIP® Trust
Delaware VIP REIT Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP REIT Series

     For the 12-month period ended Dec. 31, 2008, Delaware VIP REIT Series Standard Class shares returned -35.06%, and Service Class shares returned -35.28% (both figures reflect returns with dividends reinvested). The Series benchmark index, the FTSE NAREIT Equity REITs Index, returned -39.73%. Although these results reflected the extremely difficult general economy and dreadful short-term results for many real estate investments, the results showed a slight advantage to those of the index. However, the Series, along with many funds of this type, established new lows in 2008.

     Marked by a series of events that escalated financial uncertainties to a new level, the fiscal year for the Series ended in the midst of a U.S. economic crisis in which conditions rivaled those in the worst economic periods in history. Access to capital all but disappeared before stuttering forward when government funds became available to financial institutions. This was a particular problem for real estate companies, which saw their stock prices fall sharply over the year, and impacted the Series performance significantly.

     Strains on credit and liquidity brought Lehman Brothers (now primarily owned by Barclays Capital) into bankruptcy, and Fannie Mae and Freddie Mac were converted to a conservatorship run by the Federal Housing Finance Agency. Despite the $700 billion financial bailout plan approved by the government in October 2008, the credit markets remained largely frozen and stock markets continued to decline sharply.

     Despite the overall negative environment, one positive factor for real estate investment trusts (REITs) during the year was that high construction costs limited wide-scale building activity. This steadiness kept supply and demand relatively in line and allowed many property companies to realize continued growth in rental income.

     The most influential factor behind the Series’ better relative performance was its cash weighting. We had begun adding to our cash holdings in the Series prior to the fiscal period because we anticipated the more difficult market conditions ahead. This defensive positioning proved to be helpful at the beginning of the period and as it progressed, when conditions became even more challenging and the REIT market lost sizeable value.

     Another positive for the Series when comparing its returns to the benchmark was an underweight in the industrials sub-sector. Many of the companies in this group were sensitive to economic uncertainty and reacted negatively to the volatility of the REIT market. Outperformance among our industrials holdings was thoroughly dampened, however, by exposure to two poor-performing REITs: ProLogis and AMB Property. Both are owners and operators of industrial warehouses that have an additional business focus on managing assets for institutional investors. The latter business, which had been driving the growth of these companies in recent years, turned less profitable with the slowdown in the economy and weak markets.

     Another area of relative outperformance was the lodging sub-sector, where we saw favorable stock selection. As a group, lodging stocks underperformed the broad REIT market. The weak economy cut into travel spending by businesses and consumers, which in turn led to a reduction in hotel occupancy rates. We owned a variety of stocks in this category.

     On the negative side, we were more exposed to regional mall stocks than the benchmark, and retailers were hampered by the weak consumer spending environment. Another source of underperformance was our underweight position in the so-called specialty sub-sector. An underweight in healthcare REITs further hampered the Series’ results. These stocks significantly benefited from relatively long leases and their defensive nature, meaning that they have historically tended to hold up well in a difficult economy.

     We select REIT stocks first through a “bottom up” security selection approach. In other words, we evaluate potential investments one by one, analyzing factors such as the company’s growth prospects, relative valuations, and balance sheet strength. We also look very closely at company management teams to determine whether we believe they can generate long-term value for shareholders. Our investment approach includes a “top down” overlay as well, meaning that we pay close attention to the overall economic and market environment in which REITs operate.

     Given the challenging economic backdrop during the past fiscal year, we sought to minimize risk in the Series. As such, a focus on fundamentals informed our investment decision-making during this past year. For instance, we emphasized relatively liquid companies with strong balance sheets. We also preferred companies with strong management teams that are successfully executing business plans amid the market’s current challenges.

     Seeing tremendous market uncertainty, we sought and found opportunities to invest in high-quality REITs trading at what we believed were unusually attractive prices. We also maintained a higher-than-normal cash balance in the Series. In our view, this was a prudent step in light of the weaker economy and the REIT market’s recent volatility. Accordingly, we stayed with the stocks we felt had the strongest balance sheets and the longest record of producing stable cash flows. This translated into a greater emphasis on companies that had long-term contractual leases and derived more of their income from leasing activity, which we believe tends to be more stable than development activity.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

REIT Series-1

Delaware VIP® REIT Series (continued)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP REIT Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP REIT Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 4, 1998)	-35.06%	-9.50%	+0.86%	+7.36%	+5.95%
Service Class shares (commenced operations on May 1, 2000)	-35.28%	-9.76%	+0.58%	n/a	+7.52%

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.08%, while total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. The management fee for Standard Class and Service Class shares was 0.73%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions. Series that concentrate investments in one industry, may involve greater risks than more diversified funds, including more potential for volatility. The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors. The Series is also affected by interest rate changes, particularly if the REITs held in the portfolio use floating rate debt to finance their ongoing obligations. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

REIT Series-2

Delaware VIP® REIT Series (continued)

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-3

Delaware VIP® Trust — Delaware VIP REIT Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$670.00	0.85%	$3.57
Service Class	1,000.00	668.70	1.10%	4.61
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.86	0.85%	$4.32
Service Class	1,000.00	1,019.61	1.10%	5.58

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

REIT Series-4

Delaware VIP® Trust — Delaware VIP REIT Series
Sector Allocation and Top 10 Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock	94.56%
Diversified REITs	7.13%
Health Care REITs	14.31%
Hotel REITs	3.44%
Industrial REITs	2.56%
Mall REITs	10.28%
Manufactured Housing REITs	2.12%
Multifamily REITs	12.56%
Office REITs	13.47%
Office/Industrial REITs	4.26%
Self-Storage REITs	6.04%
Shopping Center REITs	13.28%
Specialty REITs	5.11%
Repurchase Agreement	6.64%
Securities Lending Collateral	15.95%
Total Value of Securities	117.15%
Obligation to Return Securities Lending Collateral	(16.97%)
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Simon Property Group	8.48%
Vornado Realty Trust	6.24%
Public Storage	6.04%
Equity Residential	5.06%
Boston Properties	4.60%
Federal Realty Investment Trust	4.29%
HCP	4.27%
Kimco Realty	3.51%
Health Care REIT	3.45%
Ventas	3.11%

REIT Series-5

Delaware VIP® Trust — Delaware VIP REIT Series
Statement of Net Assets
December 31, 2008

	Number of
	Shares	Value
COMMON STOCK–94.56%
Diversified REITs–7.13%
Vornado Realty Trust	271,701	$16,397,155
Washington Real Estate
Investment Trust	81,900	2,317,770
		18,714,925
Health Care REITs–14.31%
HCP	403,700	11,210,749
*Health Care REIT	214,700	9,060,340
*Nationwide Health Properties	155,500	4,465,960
Senior Housing Properties Trust	260,400	4,666,368
*Ventas	243,300	8,167,581
		37,570,998
Hotel REITs–3.44%
Hersha Hospitality Trust	310,490	931,470
*Host Hotels & Resorts	1,070,196	8,101,384
		9,032,854
Industrial REITs–2.56%
AMB Property	114,555	2,682,878
*ProLogis	291,008	4,042,101
		6,724,979
Mall REITs–10.28%
*Macerich	260,200	4,725,232
*Simon Property Group	419,099	22,266,730
		26,991,962
Manufactured Housing REITs–2.12%
Equity Lifestyle Properties	144,959	5,560,627
		5,560,627
Multifamily REITs–12.56%
Apartment Investment & Management	93,943	1,085,042
*AvalonBay Communities	110,874	6,716,747
*BRE Properties	109,200	3,055,416
Camden Property Trust	110,700	3,469,338
*Equity Residential	445,700	13,290,774
*Essex Property Trust	45,208	3,469,714
UDR	138,400	1,908,536
		32,995,567
Office REITs–13.47%
*Alexandria Real Estate Equities	109,196	6,588,887
*Boston Properties	219,800	12,089,000
*Corporate Office Properties Trust	125,200	3,843,640
*Highwoods Properties	118,800	3,250,368
*Kilroy Realty	91,900	3,074,974
Mack-Cali Realty	232,100	5,686,450
*SL Green Realty	32,337	837,528
		35,370,847
Office/Industrial REITs–4.26%
*Digital Realty Trust	137,200	4,507,020
*Liberty Property Trust	293,000	6,689,190
		11,196,210
Self-Storage REITs–6.04%
*Public Storage	199,500	15,860,250
		15,860,250
Shopping Center REITs–13.28%
*Federal Realty Investment Trust	181,689	11,279,253
Kimco Realty	504,300	9,218,604
Kite Realty Group Trust	194,996	1,084,178
Ramco-Gershenson Properties	185,600	1,147,008
*Regency Centers	166,739	7,786,711
*Tanger Factory Outlet Centers	116,000	4,363,920
		34,879,674
Specialty REITs–5.11%
†Corrections Corporate of America	160,500	2,625,780
*Entertainment Properties Trust	99,100	2,953,180
*Plum Creek Timber	226,100	7,854,714
		13,433,674
Total Common Stock
(cost $362,308,469)		248,332,567

	Principal
	Amount
REPURCHASE AGREEMENT**–6.64%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $17,441,005 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $17,807,398)	$17,441,000	17,441,000
Total Repurchase Agreements
(cost $17,441,000)		17,441,000

Total Value of Securities
Before Securities Lending
Collateral–101.20%
(cost $379,749,469)		265,773,567

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–15.95%
Investment Companies
Mellon GSL DBT II Collateral Fund	43,175,333	41,847,606
†Mellon GSL DBT II Liquidation Trust	1,389,278	45,846
Total Securities Lending Collateral
(cost $44,564,611)		41,893,452

REIT Series-6

Delaware VIP® REIT Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–117.15% (cost $424,314,080)	$307,667,019 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(16.97%)	(44,564,611)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.18%)	(469,313)
NET ASSETS APPLICABLE TO 39,615,706 SHARES OUTSTANDING–100.00%	$262,633,095
NET ASSET VALUE–DELAWARE VIP REIT SERIES STANDARD CLASS ($136,560,584 / 20,578,853 Shares)	$6.64
NET ASSET VALUE–DELAWARE VIP REIT SERIES SERVICE CLASS ($126,072,511 / 19,036,853 Shares)	$6.62
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$494,193,953
Undistributed net investment income	10,952,004
Accumulated net realized loss on investments	(125,865,801)
Net unrealized depreciation of investments	(116,647,061)
Total net assets	$262,633,095
____________________

†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 8 in “Notes to Financial Statements.”
©	Includes $42,836,530 of securities loaned.

REIT – Real Estate Investment Trust

See accompanying notes

REIT Series-7

Delaware VIP® Trust —
Delaware VIP REIT Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$12,061,681
Interest	338,819
Securities lending income	516,134
Foreign tax withheld	(4,899)
12,911,735

EXPENSES:
Management fees	2,986,663
Distribution expenses – Service Class	583,124
Accounting and administration expenses	159,289
Reports and statements to shareholders	103,137
Dividend disbursing and transfer agent fees and expenses	69,316
Legal fees	51,054
Audit and tax	34,713
Trustees’ fees	23,625
Insurance fees	9,890
Custodian fees	9,435
Taxes (other than taxes on income)	6,155
Consulting fees	5,139
Dues and services	3,631
Registration fees	2,669
Trustees’ expenses	1,523
Pricing fees	350
4,049,713
Less waiver of distribution expenses – Service Class	(97,187)
Less expense paid indirectly	(2,482)
Total operating expenses	3,950,044

NET INVESTMENT INCOME	8,961,691

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments	(117,494,372)
Net change in unrealized appreciation/depreciation
of investments	(42,310,886)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(159,805,258)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(150,843,567)

See accompanying notes

Delaware VIP Trust —
Delaware VIP REIT Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$8,961,691	$9,577,729
Net realized gain (loss) on investments	(117,494,372)	144,195,167
Net change in unrealized appreciation/
depreciation of investments	(42,310,886)	(250,820,722)
Net decrease in net assets
resulting from operations	(150,843,567)	(97,047,826)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,888,716)	(9,041,997)
Service Class	(4,122,163)	(3,547,975)
Net realized gain on investments:
Standard Class	(75,971,767)	(135,325,510)
Service Class	(74,308,853)	(64,108,734)
	(159,291,499)	(212,024,216)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	27,792,892	75,197,309
Service Class	26,395,289	71,656,487
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	80,860,483	144,367,507
Service Class	78,431,016	67,656,709
	213,479,680	358,878,012
Cost of shares repurchased:
Standard Class	(61,947,148)	(444,572,124)
Service Class	(66,198,679)	(105,088,495)
	(128,145,827)	(549,660,619)
Increase (decrease) in net assets derived
from capital share transactions	85,333,853	(190,782,607)

NET DECREASE IN NET ASSETS	(224,801,213)	(499,854,649)

NET ASSETS:
Beginning of year	487,434,308	987,288,957
End of year (including undistributed
net investment income of $10,952,004
and $12,461,749, respectively)	$262,633,095	$487,434,308

See accompanying notes

REIT Series-8

Delaware VIP® Trust — Delaware REIT Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$15.830	$22.860	$18.770	$19.080	$15.140

Income (loss) from investment operations:
Net investment income[1]	0.244	0.253	0.378	0.523	0.504
Net realized and unrealized gain (loss) on investments	(3.678)	(2.541)	5.424	0.618	4.112
Total from investment operations	(3.434)	(2.288)	5.802	1.141	4.616

Less dividends and distributions from:
Net investment income	(0.348)	(0.297)	(0.395)	(0.360)	(0.332)
Net realized gain on investments	(5.408)	(4.445)	(1.317)	(1.091)	(0.344)
Total dividends and distributions	(5.756)	(4.742)	(1.712)	(1.451)	(0.676)

Net asset value, end of period	$6.640	$15.830	$22.860	$18.770	$19.080

Total return[2]	(35.06% )	(13.94% )	32.63%	7.17%	31.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$136,561	$250,072	$672,738	$637,889	$624,223
Ratio of expenses to average net assets	0.87%	0.83%	0.84%	0.85%	0.84%
Ratio of net investment income to average net assets	2.37%	1.30%	1.87%	2.89%	3.11%
Portfolio turnover	106%	72%	100%	42%	38%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

REIT Series-9

Delaware VIP® REIT Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$15.790	$22.820	$18.740	$19.050	$15.130

Income (loss) from investment operations:
Net investment income[1]	0.218	0.205	0.327	0.478	0.464
Net realized and unrealized gain (loss) on investments	(3.680)	(2.544)	5.420	0.622	4.102
Total from investment operations	(3.462)	(2.339)	5.747	1.100	4.566

Less dividends and distributions from:
Net investment income	(0.300)	(0.246)	(0.350)	(0.319)	(0.302)
Net realized gain on investments	(5.408)	(4.445)	(1.317)	(1.091)	(0.344)
Total dividends and distributions	(5.708)	(4.691)	(1.667)	(1.410)	(0.646)

Net asset value, end of period	$6.620	$15.790	$22.820	$18.740	$19.050

Total return[2]	(35.28% )	(14.18% )	32.32%	6.86%	31.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$126,072	$237,362	$314,551	$201,883	$160,976
Ratio of expenses to average net assets	1.12%	1.08%	1.09%	1.10%	1.09%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.17%	1.13%	1.14%	1.15%	1.14%
Ratio of net investment income to average net assets	2.12%	1.05%	1.62%	2.64%	2.86%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	2.07%	1.00%	1.57%	2.59%	2.81%
Portfolio turnover	106%	72%	100%	42%	38%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

REIT Series-10

Delaware VIP® Trust — Delaware VIP REIT Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $2,839 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

REIT Series-11

Delaware VIP® REIT Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2008, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) did not exceed 1.00% of average daily net assets of the Series. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Series’ Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Series. No reimbursement was due for the year ended December 31, 2008.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $19,911 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$154,837	$5,430	$24,732	$35,339
____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $27,374 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$407,012,439
Sales	462,740,529

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$473,046,358	$355,652	$(165,734,991)	$(165,379,339)

REIT Series-12

Delaware VIP® REIT Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$265,773,567
Level 2	41,847,606
Level 3	45,846
Total	$307,667,019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$–
Net change in unrealized appreciation/depreciation	(1,343,432)
Net transfers in and/or out of Level 3	1,389,278
Balance as of 12/31/08	$45,846

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(1,343,432)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$39,881,561	$45,545,390
Long-term capital gain	119,409,938	166,478,826
Total	$159,291,499	$212,024,216

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$494,193,953
Undistributed ordinary income	10,952,004
Capital loss carryforwards	(61,179,246)
Post-October losses	(15,954,277)
Unrealized depreciation of investments	(165,379,339)
Net assets	$262,633,095

REIT Series-13

Delaware VIP® REIT Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and return of capital from investments.

The undistributed earnings for the Series may be subject to reclassification upon notice of the tax character of distributions received from investments in REITs.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and return of capital from investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Loss	Capital
$(1,460,557)	$1,345,079	$115,478

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $61,179,246 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	2,742,925	3,319,228
Service Class	2,656,786	3,502,721

Shares issued upon reinvestment of dividends and distributions:
Standard Class	7,700,998	7,392,090
Service Class	7,469,621	3,466,020
	20,570,330	17,680,059
Shares repurchased:
Standard Class	(5,662,973)	(24,342,883)
Service Class	(6,121,105)	(5,724,040)
	(11,784,078)	(30,066,923)
Net increase (decrease)	8,786,252	(12,386,864)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated

REIT Series-14

Delaware VIP® REIT Series
Notes to Financial Statements (continued)

8. Securities Lending (continued)
in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $42,836,530, for which the Series received collateral, comprised of non-cash collateral valued at $886,654, and cash collateral of $44,564,611. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
75%	25%	100%

____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

REIT Series-15

Delaware VIP® Trust — Delaware VIP REIT Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP REIT Series

We have audited the accompanying statement of net assets of the Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP REIT Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

REIT Series-16

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

REIT Series-17

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

REIT Series-18

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPREIT [12/08] DG3 2/09 (4063)	REIT Series-19

Delaware VIP® Trust
Delaware VIP Select Growth Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Select Growth Series

     For the 12-month period ended Dec. 31, 2008, the Delaware VIP Select Growth Series Standard Class shares returned -43.88%, and Service Class shares returned -44.01% (both figures reflect returns with dividends reinvested). The Series’ benchmark index, the Russell 3000® Growth Index, returned -38.44%.

     As fiscal year 2008 unfolded, challenges posed to consumer spending by surging energy prices, declining home values, and tighter lending standards contributed to heightened investor anxiety and pressured the stock market. Overseas markets also struggled as unease regarding the quality of lending collateral spread beyond the United States.

     Troubles stemming from housing and mortgages seemed to climax in March with the bailout of Bear Stearns by J.P. Morgan, with assistance from the Federal Reserve. But despite some optimism at times during the spring of 2008, economic weakness continued to depress stocks, with the financial sector leading the market’s decline.

     By September, further deterioration among residential mortgages and other loan types weakened the balance sheets of banks, brokers, and insurance companies and produced a series of bailouts, mergers, and failures. With financial institutions ever more reluctant to lend to one another, sources of private capital all but disappeared. As fall drew to a close, fears of a world-wide recession had already negatively affected global markets.

     From our team’s perspective, equity markets have suffered not only from a volatile economy but also from extreme swings in investor sentiment that were based on relatively short-term developments. This is particularly true of market reactions to corporate earnings statements. In 2008, for example, several companies that missed earnings estimates or gave guidance that future profit growth may slow, suffered dramatic changes in stock price. These hasty reactions have been one of our greatest challenges for the period. This is not to suggest that investors don’t have legitimate economic or financial considerations, but we believe the market has often swung the pendulum too far in reaction to relatively short-term developments.

     We responded to the turbulent climate during this fiscal year in the same way we responded to tumultuous markets in the past — by consolidating assets into positions we really like, paring down any positions we’re uncertain about, and increasing our allocation to stocks that we especially believe in. We also “traded up” in quality by adding to our holdings in companies with what we identified as very strong balance sheets and capital structures, as well as what we believed were superior business models that should weather economic uncertainty well.

     Series performance suffered from stock selection in the technology and business services sectors. However, the Series picked up relative performance due to sector underweights in energy as well as basic industry and capital goods.

     Seagate Technology was our largest detractor from performance. The company’s earnings have suffered due to the lingering effects of a miscalculation of a particular product cycle in laptop disk drives, leading to some lost market share and lower profitability. This management misstep, along with a tougher business environment for storage in the PC and corporate technology market, has created pressure on the stock. We continue to believe that the hard disk drive industry is consolidating and becoming a more rational, competitive marketplace. We believe Seagate could grow its competitive position and ultimately drive significant value to shareholders if the company is able to efficiently allocate capital and resources through this difficult economic environment.

     Our largest contributor to performance was Netflix. The company continues to strengthen its competitive position, especially in light of Blockbuster’s retreat from aggressively pricing its product offering. Netflix also appears to be successful in rolling out electronic-delivery product options that should compete effectively with the next evolution of movie rental options for consumers.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Select Growth Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Select Growth Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	Lifetime
Standard Class shares (commenced operations on May 3, 1999)	-43.88%	-14.43%	-4.54%	-4.67%
Service Class shares (commenced operations on May 1, 2000)	-44.01%	-14.65%	-4.76%	-8.52%

Select Growth Series-1

Delaware VIP® Select Growth Series (continued)

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.20%, while total operating expenses for Standard Class and Service Class shares were 0.95% and 1.25%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart on the previous page and in the Performance of a $10,000 Investment chart below.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in growth or small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. The Series will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the overall equity market or poor performance from particular companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Select Growth Series Standard Class shares for the period from May 3, 1999, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Russell 3000 Growth Index for the period from May 3, 1999, through Dec. 31, 2008. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Select Growth Series-2

Delaware VIP® Trust — Delaware VIP Select Growth Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$642.10	0.97%	$4.00
Service Class	1,000.00	642.00	1.22%	5.04
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.26	0.97%	$4.93
Service Class	1,000.00	1,019.00	1.22%	6.19

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Select Growth Series-3

Delaware VIP® Trust — Delaware VIP Select Growth Series
Sector Allocation and Top 10 Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock²	99.13%
Basic Industry/Capital Goods	4.23%
Business Services	12.91%
Consumer Non-Durables	7.27%
Consumer Services	13.26%
Energy	4.43%
Financials	15.52%
Health Care	11.59%
Technology	29.92%
Repurchase Agreement	1.96%
Securities Lending Collateral	13.19%
Total Value of Securities	114.28%
Obligation to Return Securities Lending Collateral	(13.87%)
Liabilities Net of Receivables and Other Assets	(0.41%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Intercontinental Exchange	5.91%
MasterCard Class A	4.62%
Heartland Payment Systems	4.58%
VeriSign	4.37%
Apple	4.32%
QUALCOMM	4.28%
CME Group	4.10%
NetFlix	3.95%
Genentech	3.85%
optionsXpress Holdings	3.51%

Select Growth Series-4

Delaware VIP® Trust — Delaware VIP Select Growth Series
Statement of Net Assets
December 31, 2008

	Number of
	Shares	Value
COMMON STOCK–99.13%²
Basic Industry/Capital Goods–4.23%
Deere & Co	1,000	$38,320
Newmont Mining	4,300	175,010
Praxair	800	47,488
Yamana Gold	5,200	40,144
		300,962
Business Services–12.91%
Corporate Executive Board	2,200	48,532
Expeditors International Washington	3,500	116,445
±†Hansen Transmissions	40,700	67,989
*†Lamar Advertising Class A	2,300	28,888
*MasterCard Class A	2,300	328,739
†Research in Motion	3,800	154,204
†Visa Class A	3,300	173,085
		917,882
Consumer Non-Durables–7.27%
*†NetFlix	9,400	280,966
*NIKE Class B	800	40,800
*†Peet’s Coffee & Tea	2,100	48,825
Staples	3,900	69,888
*Whole Foods Market	8,100	76,464
		516,943
Consumer Services–13.26%
DineEquity	7,200	83,232
†eBay	6,300	87,948
Heartland Payment Systems	18,600	325,500
International Game Technology	6,200	73,718
†Interval Leisure Group	17,000	91,630
*†MGM MIRAGE	4,013	55,219
Weight Watchers International	7,672	225,710
		942,957
Energy–4.43%
†Core Laboratories	2,600	155,636
*EnCana	1,000	46,480
EOG Resources	1,400	93,212
Suncor Energy	1,000	19,500
		314,828
Financials–15.52%
†Affiliated Managers Group	1,400	58,688
Bank of New York Mellon	2,941	83,319
CME Group	1,400	291,354
†IntercontinentalExchange	5,100	420,444
optionsXpress Holdings	18,700	249,832
		1,103,637
Health Care–11.59%
*†Abiomed	3,100	50,902
Allergan	4,600	185,472
†Genentech	3,300	273,603
†Gilead Sciences	750	38,355
†Intuitive Surgical	400	50,796
†Medco Health Solutions	2,200	92,202
UnitedHealth Group	5,000	133,000
		824,330
Technology–29.92%
†Apple	3,600	307,260
Blackbaud	4,400	59,400
†Crown Castle International	10,100	177,558
†Google Class A	550	169,208
†Intuit	5,000	118,950
†j2 Global Communications	10,500	210,420
QUALCOMM	8,500	304,555
*†SBA Communications Class A	2,400	39,168
Seagate Technology	24,600	108,978
†Teradata	13,400	198,722
*†VeriFone Holdings	24,900	122,010
†VeriSign	16,300	311,003
		2,127,232
Total Common Stock
(cost $9,622,729)		7,048,771

	Principal
	Amount
REPURCHASE AGREEMENT**–1.96%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $139,000 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $141,920)	$139,000	139,000
Total Repurchase Agreement
(cost $139,000)		139,000

Total Value of Securities
Before Securities Lending
Collateral–101.09%
(cost $9,761,729)		7,187,771

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–13.19%
Investment Companies
Mellon GSL DBT II Collateral Fund	967,576	937,607
†Mellon GSL DBT II Liquidation Trust	18,508	611
Total Securities Lending Collateral
(cost $986,084)		938,218

Select Growth Series-5

Delaware VIP® Select Growth Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–114.28% (cost $10,747,813)	$8,125,989 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(13.87%)	(986,084)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.41%)	(29,278)
NET ASSETS APPLICABLE TO 1,152,516 SHARES OUTSTANDING–100.00%	$7,110,627
NET ASSET VALUE–DELAWARE VIP SELECT GROWTH SERIES
STANDARD CLASS ($5,622,652 / 907,794 Shares)	$6.19
NET ASSET VALUE–DELAWARE VIP SELECT GROWTH SERIES
SERVICE CLASS ($1,487,975 / 244,722 Shares)	$6.08
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$55,679,637
Undistributed net investment income	20,695
Accumulated net realized loss on investments	(45,967,881)
Net unrealized depreciation of investments	(2,621,824)
Total net assets	$7,110,627
____________________

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
±

Security is being fair valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $67,989, which represented 0.96% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 8 in “Notes to Financial Statements.”
©	Includes $925,566 of securities loaned.
†	Non-income producing security.

See accompanying notes

Select Growth Series-6

Delaware VIP® Trust —
Delaware VIP Select Growth Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$104,972
Securities lending income	37,212
Interest	1,726
Foreign tax withheld	(589)
143,321

EXPENSES:
Management fees	85,917
Audit and tax	11,658
Dividend disbursing and transfer agent fees and expenses	10,428
Distribution expenses – Service Class	7,262
Reports and statements to shareholders	6,665
Accounting and administration expenses	4,582
Legal fees	1,691
Custodian fees	1,640
Dues and services	1,523
Trustees’ fees	673
Pricing fees	508
Insurance fees	331
Consulting fees	144
Registration fees	58
Trustees’ expenses	43
133,123
Less expenses absorbed or waived	(12,002)
Less waiver of distribution expenses – Service Class	(1,211)
Less expense paid indirectly	(423)
Total operating expenses	119,487

NET INVESTMENT INCOME	23,834

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(888,621)
Foreign currencies	(2,833)
Net realized loss	(891,454)
Net change in unrealized appreciation/
depreciation of investments	(5,167,385)

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES	(6,058,839)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(6,035,005)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Select Growth Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,834	$(57,255)
Net realized gain (loss) on investments and
foreign currencies	(891,454)	3,118,956
Net change in unrealized appreciation/
depreciation of investments	(5,167,385)	(1,448,966)
Net increase (decrease) in net assets
resulting from operations	(6,035,005)	1,612,735

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	175,856	258,640
Service Class	100,071	213,484
	275,927	472,124
Cost of shares repurchased:
Standard Class	(2,036,523)	(4,169,619)
Service Class	(1,378,170)	(1,102,588)
	(3,414,693)	(5,272,207)
Decrease in net assets derived
from capital share transactions	(3,138,766)	(4,800,083)

NET DECREASE IN NET ASSETS	(9,173,771)	(3,187,348)

NET ASSETS:
Beginning of year	16,284,398	19,471,746
End of year (including undistributed
(accumulated) net investment income (loss)
of $20,695 and $(306), respectively)	$7,110,627	$16,284,398

See accompanying notes

Select Growth Series-7

Delaware VIP® Trust — Delaware VIP Select Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Select Growth Series Standard Class
	Year Ended
	12/31/08	12/31/07		12/31/06		12/31/05		12/31/04
Net asset value, beginning of period	$11.030	$10.060		$9.880		$8.460		$7.810

Income (loss) from investment operations:
Net investment income (loss)[1]	0.024	(0.028)		(0.035)		(0.022)		(0.011)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.864)	0.998		0.215		1.442		0.661
Total from investment operations	(4.840)	0.970		0.180		1.420		0.650

Net asset value, end of period	$6.190	$11.030		$10.060		$9.880		$8.460

Total return[2]	(43.88% )	9.64%		1.82%		16.78%		8.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,623	$12,234		$14,901		$18,612		$20,493
Ratio of expenses to average net assets	0.99%	0.93%		0.91%		0.90%		0.83%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.10%	0.95%		0.94%		0.97%		0.83%
Ratio of net investment income (loss) to average net assets	0.26%	(0.26%	)	(0.36%	)	(0.26%	)	(0.14%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expenses paid indirectly	0.15%	(0.28%	)	(0.39%	)	(0.33%	)	(0.14%	)
Portfolio turnover	57%	46%		50%		133%		86%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Select Growth Series-8

Delaware VIP® Select Growth Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Select Growth Series Service Class
	Year Ended
	12/31/08		12/31/07		12/31/06		12/31/05		12/31/04

Net asset value, beginning of period	$10.860		$9.930		$9.780		$8.390		$7.760

Income (loss) from investment operations:
Net investment income (loss)[1]	0.001		(0.054)		(0.059)		(0.043)		(0.030)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.781)		0.984		0.209		1.433		0.660
Total from investment operations	(4.780)		0.930		0.150		1.390		0.630

Net asset value, end of period	$6.080		$10.860		$9.930		$9.780		$8.390

Total return[2]	(44.01%	)	9.37%		1.53%		16.57%		8.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,488		$4,050		$4,571		$5,076		$5,148
Ratio of expenses to average net assets	1.24%		1.18%		1.16%		1.15%		1.08%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.40%		1.25%		1.24%		1.27%		1.13%
Ratio of net investment income (loss) to average net assets	0.01%		(0.51%	)	(0.61%	)	(0.51%	)	(0.39%	)
Ratio of net investment loss to average net assets
prior to fees waived and expenses paid indirectly	(0.15%	)	(0.58%	)	(0.69%	)	(0.63%	)	(0.44%	)
Portfolio turnover	57%		46%		50%		133%		86%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Select Growth Series-9

Delaware VIP® Trust — Delaware VIP Select Growth Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Select Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,319 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

Select Growth Series-10

Delaware VIP® Select Growth Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective May 1, 2008, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) does not exceed 0.96% of average daily net assets of the Series through April 30, 2009. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Series’ Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Series.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $573 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$2,579	$753	$305	$316

____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $776 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$6,564,680
Sales	9,650,189

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$10,864,819	$324,358	$(3,063,188)	$(2,738,830)

Select Growth Series-11

Delaware VIP® Select Growth Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$7,119,782
Level 2	1,005,596
Level 3	611
Total	$8,125,989

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$–
Net change in unrealized appreciation/depreciation	(17,897)
Net transfers in and/or out of Level 3	18,508
Balance as of 12/31/08	$611

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(17,897)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2008 and 2007.

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$55,679,637
Undistributed ordinary income	20,695
Post-October losses	(571,635)
Capital loss carryforwards	(45,279,240)
Unrealized depreciation of investments	(2,738,830)
Net assets	$7,110,627

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

Select Growth Series-12

Delaware VIP® Select Growth Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and expiration of capital loss carryforward. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Loss	Capital
$(2,833)	$1,029,387	$(1,026,554)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,026,554 expired in 2008. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $30,958,389 expires in 2009; $10,812,739 expires in 2010, $3,283,750 expires in 2011, and $224,362 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	18,891	23,723
Service Class	10,600	20,061
	29,491	43,784
Shares repurchased:
Standard Class	(220,117)	(395,299)
Service Class	(138,941)	(107,301)
	(359,058)	(502,600)
Net decrease	(329,567)	(458,816)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series

Select Growth Series-13

Delaware VIP® Select Growth Series
Notes to Financial Statements (continued)

8. Securities Lending (continued)
has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $925,566, for which cash collateral was received and invested in accordance with the lending agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

Select Growth Series-14

Delaware VIP® Trust — Delaware VIP Select Growth Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Select Growth Series

We have audited the accompanying statement of net assets of the Delaware VIP Select Growth Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Select Growth Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Select Growth Series-15

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Select Growth Series-16

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Select Growth Series-17

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPSG [12/08] DG3 2/09 (4063)	Select Growth Series-18

Delaware VIP® Trust
Delaware VIP Small Cap Value Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

     For the 12-month period ended Dec. 31, 2008, the Delaware VIP Small Cap Value Series returned -29.88% for Standard Class shares and -30.07% for Service Class shares, both with all distributions reinvested. The Series’ benchmark index, the Russell 2000® Value Index, returned -28.92%.

     Dramatic events in the financial markets and concerns about the overall health of the global economy drove stock prices down significantly during the fiscal year. The combined effects of the troubled housing market and the escalating credit crisis sent many major indices into deeply negative territory. In late September, the overall domestic equity market, as measured by the S&P 500 Index, plunged almost 9%, its third-largest, single-day decline since World War II.

     For small company stocks specifically, economic malaise and credit tightening created a challenging environment. The lack of available credit made financing terms less attractive for potential buyers, and this led to a considerable decline in merger and acquisition activity among smaller companies.

     Investors found few, if any, places to seek shelter from market turbulence. All sectors of the Russell 2000 Value Index posted negative returns during the 12-month period. Even sectors that are traditionally less susceptible to market volatility, such as utilities, healthcare, and consumer staples, posted steep declines during the period. The transportation and basic industry sectors declined the most.

     At the beginning of the fiscal year period, the Series held overweight positions in some economically sensitive areas such as energy, capital spending, and basic industries. Although the Series’ slight overweight in energy aided performance during the early part of the period, these stocks deteriorated after mid-July, as energy prices fell because of fears about weaker global demand. In anticipation of further economic slowing, we trimmed our weighting in basic industries, capital spending, and energy stocks. In hindsight, we failed to reduce our energy weighting enough, which had negative consequences for performance.

     At the same time, the Series was underweight in interest rate–sensitive sectors such as REITs and financials. In July, we began to increase our weighting in financial stocks to take advantage of compelling valuations and bring the Series more in line with the benchmark Russell 2000 Value Index.

     Although the macroeconomic turmoil created severe declines overall in the market and specifically for the Series, several holdings offered relative strength. Dollar Tree Stores, a discount retail chain, posted double-digit returns as cash-strapped consumers sought bargains. We reduced our position in Dollar Tree Stores, but still owned a sizeable position at the end of the period.

     One of our worst performers was AbitibiBowater, a leading forest products manufacturer. This company’s high debt level was compounded by the credit crunch, which we believed was making refinancing at reasonable rates difficult. The stock price fell sharply and we sold our position at a sizeable loss.

     Despite an extremely volatile year, we made no changes to the Series’ time-tested investment strategy. Our bottom up approach (focusing first on researching individual securities) continued to emphasize companies with positive free cash flow generation and attractive long-term potential. We believed the actions by the Fed and Treasury during the fiscal year could have a positive long-term impact on market liquidity.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Small Cap Value Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Small Cap Value Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Dec. 27, 1993)	-29.88%	-8.71%	+0.23%	+5.48%	+8.42%
Service Class shares (commenced operations on May 1, 2000)	-30.07%	-8.94%	-0.03%	n/a	+6.80%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Small Cap Value Series-1

Delaware VIP® Small Cap Value Series (continued)

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.06%, while total operating expenses for Standard Class and Service Class shares were 0.81% and 1.11%, respectively. The management fee for Standard Class and Service Class shares was 0.71%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart on the previous page and in the Performance of a $10,000 Investment chart below.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A value stock may not increase in price if other investors do not share the portfolio managers’ perception of the company’s value or if factors that would typically increase the price of the security do not occur. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries. Series that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-2

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$724.40	0.86%	$3.73
Service Class	1,000.00	723.40	1.11%	4.81
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.81	0.86%	$4.37
Service Class	1,000.00	1,019.56	1.11%	5.63

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Small Cap Value Series-3

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Sector Allocation and Top 10 Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock²	94.04%
Basic Industry/Capital Goods	7.54%
Business Services	3.34%
Capital Spending	7.96%
Consumer Cyclical	1.70%
Consumer Services	13.87%
Consumer Staples	1.59%
Energy	4.56%
Financial Services	30.33%
Health Care	3.90%
Real Estate	4.80%
Technology	9.19%
Transportation	2.58%
Utilities	2.68%
Repurchase Agreement	6.08%
Securities Lending Collateral	9.02%
Total Value of Securities	109.14%
Obligation to Return Securities Lending Collateral	(9.47%)
Receivables Net of Liabilities and Other Assets	0.33%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Berkley (W.R.)	2.85%
Platinum Underwriters Holdings	2.81%
Selective Insurance Group	2.46%
Bank of Hawaii	2.19%
FMC	2.01%
Washington Real Estate Investment Trust	1.97%
Infinity Property & Casualty	1.96%
NBT Bancorp	1.93%
Highwoods Properties	1.80%
Dollar Tree Stores	1.79%

Small Cap Value Series-4

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Statement of Net Assets
December 31, 2008

	Number of
	Shares	Value
COMMON STOCK–94.04%²
Basic Industry/Capital Goods–7.54%
*Albemarle	379,300	$8,458,390
*Arch Coal	138,600	2,257,794
†Crown Holdings	594,300	11,410,560
Cytec Industries	218,600	4,638,692
FMC	294,500	13,172,985
Kaiser Aluminum	125,700	2,830,764
Valspar	365,200	6,606,468
		49,375,653
Business Services–3.34%
*Brink’s	277,500	7,459,200
†Brink’s Home Security Holdings	277,500	6,082,800
†United Stationers	248,300	8,315,567
		21,857,567
Capital Spending–7.96%
*Actuant Class A	468,600	8,912,772
†Casella Waste Systems	187,200	763,776
†Colfax	98,100	1,019,259
*†Gardner Denver	263,700	6,154,758
Harsco	236,100	6,535,248
Insteel Industries	323,400	3,651,186
Mueller Water Products Class B	368,984	3,114,225
*Regal Beloit	152,600	5,797,274
*Timken	293,500	5,761,405
*Wabtec	113,900	4,527,525
*Walter Industries	336,800	5,897,368
		52,134,796
Consumer Cyclical–1.70%
*Autoliv	95,700	2,053,722
*MDC Holdings	300,500	9,105,150
		11,158,872
Consumer Services–13.87%
*Advance Auto Parts	217,100	7,305,415
*bebe Stores	318,000	2,375,460
Cato Class A	633,500	9,565,850
*†CEC Entertainment	292,000	7,081,000
†Dollar Tree Stores	281,200	11,754,160
†Genesco	197,200	3,336,624
*†Jack in the Box	306,300	6,766,167
Men’s Wearhouse	400,000	5,416,000
*Meredith	173,200	2,899,368
*Movado Group	213,700	2,006,643
PETsMART	326,400	6,022,080
*Phillips-Van Heusen	115,800	2,331,054
*Ross Stores	356,400	10,595,772
†Skechers U.S.A. Class A	194,600	2,494,772
*Stage Stores	418,525	3,452,831
*†Warnaco Group	176,200	3,458,806
*Wolverine World Wide	117,950	2,481,668
†Zale	449,400	1,496,502
		90,840,172
Consumer Staples–1.59%
American Greetings Class A	314,600	2,381,522
*Del Monte Foods	1,121,000	8,003,940
		10,385,462
Energy–4.56%
Ashland	1	5
*†Hercules Offshore	397,790	1,889,503
†Newfield Exploration	358,400	7,078,400
Precision Drilling Trust	191,244	1,604,540
*Southwest Gas	380,100	9,586,122
†Whiting Petroleum	290,500	9,720,130
		29,878,700
Financial Services–30.33%
Bank of Hawaii	317,600	14,345,992
Berkley (W.R.)	601,243	18,638,533
Boston Private Financial Holdings	700,800	4,793,472
Colonial BancGroup	972,200	2,012,454
Community Bank System	220,400	5,375,556
CVB Financial	319,900	3,806,810
East West Bancorp	685,500	10,947,435
First Midwest Bancorp	424,400	8,475,268
Hancock Holding	240,600	10,937,676
*Harleysville Group	323,000	11,217,790
Independent Bank	270,600	7,078,896
*Infinity Property & Casualty	274,500	12,827,385
IPC Holdings	276,300	8,261,370
NBT Bancorp	452,100	12,640,716
Platinum Underwriters Holdings	510,200	18,408,016
Provident Bankshares	354,200	3,421,572
S&T Bancorp	150,500	5,342,750
*Selective Insurance Group	703,100	16,122,083
*StanCorp Financial Group	187,400	7,827,698
*Sterling Bancshares	1,166,500	7,092,320
Sterling Financial	484,420	4,262,896
Wesbanco	176,200	4,794,402
		198,631,090
Health Care–3.90%
Hill-Rom Holdings	181,700	2,990,782
*Service Corporation International	1,173,400	5,831,798
*STERIS	377,800	9,025,642
*Universal Health Services Class B	205,400	7,716,878
		25,565,100
Real Estate–4.80%
*Brandywine Realty Trust	588,633	4,538,360
*Education Realty Trust	408,700	2,133,414
Highwoods Properties	431,800	11,814,048
Washington Real Estate Investment Trust	456,600	12,921,780
		31,407,602

Small Cap Value Series-5

Delaware VIP® Small Cap Value Series
Statement of Net Assets (continued)

	Number of
	Shares	Value
COMMON STOCK (continued)
Technology–9.19%
†Brocade Communications Systems	665,100	$1,862,280
*†Checkpoint Systems	363,300	3,574,872
*†Cirrus Logic	1,414,000	3,789,520
†Compuware	811,400	5,476,950
*†Parametric Technology	620,000	7,843,000
†Premiere Global Services	595,350	5,125,964
*QAD	358,500	1,502,115
*†Sybase	283,000	7,009,910
†Syniverse Holdings	88,000	1,050,720
*†Synopsys	594,500	11,010,140
*†Tech Data	473,200	8,441,888
*†Vishay Intertechnology	1,018,100	3,481,902
		60,169,261
Transportation–2.58%
*Alexander & Baldwin	344,100	8,623,146
*†Kirby	206,300	5,644,368
†Saia	240,500	2,611,830
		16,879,344
Utilities–2.68%
*Black Hills	155,600	4,194,976
†El Paso Electric	528,100	9,553,329
*Otter Tail	163,800	3,821,454
		17,569,759
Total Common Stock
(cost $754,922,579)		615,853,378

	Principal
	Amount	Value
REPURCHASE AGREEMENT**–6.08%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $39,792,011 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $40,627,944)	$39,792,000	$39,792,000
Total Repurchase Agreement
(cost $39,792,000)		39,792,000

Total Value of Securities
Before Securities Lending
Collateral–100.12%
(cost $794,714,579)		655,645,378

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–9.02%
Investment Companies
Mellon GSL DBT II Collateral Fund	60,851,896	59,012,613
† Mellon GSL DBT II Liquidation Trust	1,155,865	38,144
Total Securities Lending Collateral
(cost $62,007,761)		59,050,757

TOTAL VALUE OF SECURITIES–109.14% (cost $856,722,340)	714,696,135 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(9.47%)	(62,007,761)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES –0.33%	2,180,518
NET ASSETS APPLICABLE TO 35,196,568 SHARES OUTSTANDING–100.00%	$654,868,892
NET ASSET VALUE–DELAWARE VIP SMALL CAP VALUE SERIES STANDARD CLASS ($241,426,840 / 12,955,881 Shares)	$18.63
NET ASSET VALUE–DELAWARE VIP SMALL CAP VALUE SERIES SERVICE CLASS ($413,442,052 / 22,240,687 Shares)	$18.59
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$823,717,863
Undistributed net investment income	5,821,096
Accumulated net realized loss on investments	(32,643,862)
Net unrealized depreciation of investments	(142,026,205)
Total net assets	$654,868,892
____________________

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 8 in “Notes to Financial Statements.”
©	Includes $58,557,810 of securities loaned.

See accompanying notes

Small Cap Value Series-6

Delaware VIP® Trust —
Delaware VIP Small Cap Value Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$11,911,466
Interest	615,665
Securities lending income	1,089,815
13,616,946

EXPENSES:
Management fees	6,127,986
Distribution expenses – Service Class	1,619,325
Accounting and administration expenses	335,885
Reports and statements to shareholders	177,092
Dividend disbursing and transfer agent fees and expenses	137,047
Audit and tax	104,382
Legal fees	103,235
Trustees’ fees	49,753
Insurance fees	21,856
Custodian fees	20,424
Consulting fees	10,764
Dues and services	7,085
Trustees’ expenses	3,315
Taxes (other than taxes on income)	1,480
Pricing fees	839
8,720,468
Less waiver of distribution expenses – Service Class	(269,887)
Less expense paid indirectly	(2,085)
Total operating expenses	8,448,496

NET INVESTMENT INCOME	5,168,450

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments	(29,423,642)
Net change in unrealized appreciation/depreciation
of investments	(253,727,101)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(283,150,743)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(277,982,293)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Small Cap Value Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$5,168,450	$5,328,365
Net realized gain (loss) on investments
and foreign currencies	(29,423,642)	53,909,609
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(253,727,101)	(129,197,072)
Net decrease in net assets
resulting from operations	(277,982,293)	(69,959,098)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,314,150)	(2,479,347)
Service Class	(2,528,148)	(1,850,946)
Net realized gain on investments:
Standard Class	(20,274,716)	(39,389,141)
Service Class	(36,492,362)	(55,507,589)
	(61,609,376)	(99,227,023)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	67,819,194	143,627,279
Service Class	85,050,259	65,343,778
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	22,588,865	41,868,488
Service Class	39,020,510	57,358,535
	214,478,828	308,198,080
Cost of shares repurchased:
Standard Class	(82,634,357)	(152,155,497)
Service Class	(116,855,931)	(192,366,403)
	(199,490,288)	(344,521,900)
Increase (decrease) in net assets derived
from capital share transactions	14,988,540	(36,323,820)

NET DECREASE IN NET ASSETS	(324,603,129)	(205,509,941)

NET ASSETS:
Beginning of year	979,472,021	1,184,981,962
End of year (including undistributed
net investment income of $5,821,096
and $5,706,091, respectively)	$654,868,892	$979,472,021

See accompanying notes

Small Cap Value Series-7

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$28.650	$33.420	$30.830	$30.450	$25.640

Income (loss) from investment operations:
Net investment income[1]	0.190	0.194	0.146	0.121	0.122
Net realized and unrealized gain (loss) on investments
and foreign currencies	(8.248)	(2.127)	4.703	2.539	5.270
Total from investment operations	(8.058)	(1.933)	4.849	2.660	5.392

Less dividends and distributions from:
Net investment income	(0.201)	(0.168)	(0.082)	(0.114)	(0.053)
Net realized gain on investments	(1.761)	(2.669)	(2.177)	(2.166)	(0.529)
Total dividends and distributions	(1.962)	(2.837)	(2.259)	(2.280)	(0.582)

Net asset value, end of period	$18.630	$28.650	$33.420	$30.830	$30.450

Total return[2]	(29.88% )	(6.62% )	16.19%	9.42%	21.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$241,427	$353,412	$502,801	$413,633	$339,542
Ratio of expenses to average net assets	0.85%	0.81%	0.84%	0.85%	0.83%
Ratio of net investment income to average net assets	0.78%	0.61%	0.46%	0.41%	0.46%
Portfolio turnover	29%	27%	36%	32%	37%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Small Cap Value Series-8

Delaware VIP® Small Cap Value Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$28.570	$33.330	$30.760	$30.390	$25.610

Income (loss) from investment operations:
Net investment income[1]	0.129	0.115	0.066	0.048	0.056
Net realized and unrealized gain (loss) on investments
and foreign currencies	(8.226)	(2.117)	4.689	2.536	5.258
Total from investment operations	(8.097)	(2.002)	4.755	2.584	5.314

Less dividends and distributions from:
Net investment income	(0.122)	(0.089)	(0.008)	(0.048)	(0.005)
Net realized gain on investments	(1.761)	(2.669)	(2.177)	(2.166)	(0.529)
Total dividends and distributions	(1.883)	(2.758)	(2.185)	(2.214)	(0.534)

Net asset value, end of period	$18.590	$28.570	$33.330	$30.760	$30.390

Total return[2]	(30.07% )	(6.84% )	15.89%	9.15%	21.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$413,442	$626,060	$682,181	$511,723	$399,347
Ratio of expenses to average net assets	1.10%	1.06%	1.09%	1.10%	1.08%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.15%	1.11%	1.14%	1.15%	1.13%
Ratio of net investment income to average net assets	0.53%	0.36%	0.21%	0.16%	0.21%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	0.48%	0.31%	0.16%	0.11%	0.16%
Portfolio turnover	29%	27%	36%	32%	37%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Small Cap Value Series-9

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. There were no commission rebates for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

Small Cap Value Series-10

Delaware VIP® Small Cap Value Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $41,986 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$387,083	$12,299	$82,429	$67,577
____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $58,018 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for Each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$234,519,088
Sales	291,673,956

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$857,914,212	$64,493,838	$(207,711,915)	$(143,218,077)

Small Cap Value Series-11

Delaware VIP® Small Cap Value Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$655,645,378
Level 2	59,012,613
Level 3	38,144
Total	$714,696,135

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$–
Net change in unrealized appreciation/depreciation	(1,117,721)
Net transfers in and/or out of Level 3	1,155,865
Balance as of 12/31/08	$38,144

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(1,117,721)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$7,766,562	$20,507,892
Long-term capital gain	53,842,814	78,719,131
Total	$61,609,376	$99,227,023

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$823,717,863
Undistributed ordinary income	5,821,096
Post-October losses	(22,361,870)
Capital loss carryforward	(9,090,120)
Unrealized depreciation of investments	(143,218,077)
Net assets	$654,868,892

Small Cap Value Series-12

Delaware VIP® Small Cap Value Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Realized	Paid-in
Income	Loss	Capital
$(211,147)	$142,410	$68,737

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $9,090,120 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	3,108,369	2,031,001
Service Class	3,512,245	4,522,808

Shares issued upon reinvestment of dividends and distributions:
Standard Class	896,028	1,317,448
Service Class	1,549,047	1,805,999
	9,065,689	9,677,256
Shares repurchased:
Standard Class	(3,385,869)	(6,058,111)
Service Class	(4,736,423)	(4,879,159)
	(8,122,292)	(10,937,270)
Net increase (decrease)	943,397	(1,260,014)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective

Small Cap Value Series-13

Delaware VIP® Small Cap Value Series
Notes to Financial Statements (continued)

8. Securities Lending (continued)
Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $58,557,810, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
87%	13%	100%	96%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on a percentage of the Series’ ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-14

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Small Cap Value Series

We have audited the accompanying statement of net assets of the Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Small Cap Value Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Small Cap Value Series-15

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Small Cap Value Series-16

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES ( CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Small Cap Value Series-17

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPSCV [12/08] DG3 2/09 (4063)	Small Cap Value Series-18

Delaware VIP® Trust
Delaware VIP Trend Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Trend Series

     For the 12-month fiscal period ended Dec. 31, 2008, the Delaware VIP Trend Series Standard Class shares returned -46.74%, and the Service Class shares returned -46.86% (both figures reflect returns with dividends reinvested). The Series’ benchmark index, the Russell 2000® Growth Index, returned -38.54%.

     The year 2008 was marked by a series of events that escalated financial uncertainties to a new level. The year ended in the midst of a U.S. economic crisis in which conditions rivaled those in the worst economic periods in the country’s history. Access to capital had all but disappeared before stuttering forward when government funds became available to financial institutions. Despite the $700 billion financial bailout plan approved by the government in October 2008, the credit markets remained largely frozen and stock markets continued to decline until the end of the year.

     Within the benchmark Russell 2000 Growth Index and the Series, the fiscal year brought declines of double digits for all sectors. Specifically, energy-related stocks represented some of the worst-performing stocks in the Delaware VIP Trend Series for the period, as commodity prices in general declined based on fears about the global economy. Mining equipment company Bucyrus was one of the biggest individual detractors to performance for the period. The stock declined more than 60% despite setting a record for orders, largely based on concern that a global slowdown might reduce future orders. We continued to hold this company because of its strong fundamentals, and as of year end, Bucyrus continued to see strong order and sales growth.

     Technology stocks also experienced declines during the period based on widespread anticipation of declining corporate spending. Stock prices for the semiconductor company Cavium Networks saw weakness as it declined based on these spending fears. We reduced our weighting in this position during the period because we believed the company’s fundamentals presented potential difficulties given the troublesome economic environment. APP Pharmaceuticals was the biggest positive contributor to performance during the period. It rose dramatically, but we later exited the position after the company agreed to be acquired.

     Unfortunately, our positions in consumer- and industrials-oriented stocks accounted for much of the Series’ underperformance versus its benchmark index. Within the broader negative market environment, however, we maintained our time-tested, bottom-up investment process during the year. This process is designed to seek market-leading companies that demonstrate strong product cycles and innovative concepts. We look to invest in small companies with strong growth rates within industries that are growing faster than the economy as a whole. Before investing in a company, we attempt to decipher its attractiveness relative to its peers. We analyze a company’s price-to-earnings ratio, estimated growth rate, market capitalization, and cash flows.

     It is still unclear how additional measures undertaken by governments world-wide will address the global financial crisis. We believe that in such an uncertain environment, growth in earnings and revenue is difficult to achieve across many sectors. We continue our focus on identifying and holding companies that we perceive to have this ability. We continually examine companies’ balance sheets and cash flow characteristics as we work to identify companies that can meet and potentially benefit from the current challenges in the financial markets.

The views expressed are current as of the date of this report and are subject to change. Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Trend Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Trend Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Dec. 27, 1993)	-46.74%	-14.06%	-5.43%	+0.95%	+6.10%
Service Class shares (commenced operations on May 1, 2000)	-46.86%	-14.27%	-5.66%	n/a	-6.19%

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.11%, while total operating expenses for Standard Class and Service Class shares were 0.86% and 1.16%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Trend Series-1

Delaware VIP® Trend Series (continued)

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart on the previous page and in the Performance of a $10,000 Investment chart below.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Prices of growth companies’ securities may be more volatile than any other securities, particular over the short term. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries. Series that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Trend Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Russell 2000 Growth Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Trend Series-2

Delaware VIP® Trust — Delaware VIP Trend Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$615.90	0.87%	$3.53
Service Class	1,000.00	615.20	1.12%	4.55
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.76	0.87%	$4.42
Service Class	1,000.00	1,019.51	1.12%	5.69

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Trend Series-3

Delaware VIP® Trust — Delaware VIP Trend Series
Sector Allocations and Top 10 Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock²	94.79%
Basic Industry/Capital Goods	10.63%
Business Services	7.75%
Consumer Non-Durables	8.63%
Consumer Services	4.42%
Energy	5.59%
Financials	5.04%
Health Care	29.01%
Technology	19.45%
Transportation	4.27%
Repurchase Agreement	6.24%
Securities Lending Collateral	18.04%
Total Value of Securities	119.07%
Obligation to Return Securities Lending Collateral	(18.81%)
Liabilities Net of Receivables and Other Assets	(0.26%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percent
Top 10 Holdings	of Net Assets
Abraxis BioScience	3.96%
Medarex	3.08%
Hunt (J.B.) Transport Services	2.79%
OSI Pharmaceuticals	2.62%
Sepracor	2.54%
Data Domain	2.25%
F5 Networks	2.18%
Geo Group	2.08%
Sybase	2.06%
Hanover Insurance Group	2.05%

Trend Series-4

Delaware VIP® Trust — Delaware VIP Trend Series
Statement of Net Assets
December 31, 2008

	Number of
	Shares	Value
COMMON STOCK–94.79%²
Basic Industry/Capital Goods–10.63%
Bucyrus International Class A	159,300	$2,950,236
†Colfax	157,600	1,637,464
Dynamic Materials	192,300	3,713,313
†*Hexcel	305,800	2,259,862
†*Itron	62,900	4,009,246
†Mettler-Toledo International	39,100	2,635,340
†Middleby	71,800	1,957,986
†Tetra Tech	124,600	3,009,090
*Titan International	300,300	2,477,475
		24,650,012
Business Services–7.75%
†*Concur Technologies	103,200	3,387,024
†*Emergency Medical Services Class A	93,200	3,412,052
†*Geo Group	267,000	4,814,010
†Net 1 UEPS Technologies	209,400	2,868,780
†Solera Holdings	144,800	3,489,680
		17,971,546
Consumer Non-Durables–8.63%
†*Aeropostale	113,600	1,828,960
American Eagle Outfitters	110,300	1,032,408
†*LKQ	331,300	3,862,958
†lululemon athletica	126,500	1,003,145
PETsMART	87,000	1,605,150
†Titan Machinery	244,800	3,441,888
†*Tractor Supply	56,800	2,052,752
†Ulta Salon Cosmetics & Fragrance	272,200	2,253,816
†*Under Armour Class A	122,800	2,927,552
		20,008,629
Consumer Services–4.42%
†*BJ’s Restaurants	157,400	1,695,198
†*Cardtronics	578,400	746,136
†*Chipotle Mexican Grill Class A	20,200	1,251,996
†RHI Entertainment	321,900	2,613,828
†Texas Roadhouse Class A	218,400	1,692,600
†*Wynn Resorts	52,900	2,235,554
		10,235,312
Energy–5.59%
†*Atwood Oceanics	108,700	1,660,936
*Carbo Ceramics	106,350	3,778,616
†Core Laboratories	62,500	3,741,250
†*Goodrich Petroleum	58,000	1,737,100
†ION Geophysical	388,000	1,330,840
†T-3 Energy Services	75,400	711,776
		12,960,518
Financials–5.04%
Hanover Insurance Group	110,700	4,756,779
†Investment Technology Group	118,600	2,694,592
Lazard - Class A	59,300	1,763,582
†ProAssurance	47,000	2,480,660
		11,695,613
Health Care–29.01%
†Abraxis BioScience	139,149	9,172,702
†*Acadia Pharmaceuticals	627,320	564,588
†Affymetrix	639,500	1,912,105
†Align Technology	306,400	2,681,000
†*Arthrocare	71,100	339,147
†*Biodel	130,900	630,938
†Caraco Pharmaceutical Laboratories	110,100	651,792
†*Cardiome Pharma	253,600	1,153,880
†Celera	147,000	1,636,110
†*Cepheid	103,600	1,075,368
†*Charles River Laboratories International	181,500	4,755,300
†*Cougar Biotechnology	148,900	3,871,400
†*Gen-Probe	62,800	2,690,352
†Health Net Class A	124,000	1,350,360
*Healthcare Services Group	222,400	3,542,832
†Medarex	1,279,700	7,140,726
†*OSI Pharmaceuticals	155,600	6,076,180
†Par Pharmaceutical	176,300	2,364,183
*Perrigo	31,800	1,027,458
†*Regeneron Pharmaceuticals	131,000	2,405,160
†Sepracor	535,900	5,884,182
†Syneron Medical	211,200	1,761,408
†*Wright Medical Group	171,500	3,503,745
†*ZymoGenetics	358,300	1,074,900
		67,265,816
Technology–19.45%
†*ANSYS	164,071	4,575,940
†*Ariba	396,800	2,860,928
†Atheros Communications	252,300	3,610,413
†*Blue Coat Systems	232,500	1,953,000
†Cavium Networks	399,700	4,200,847
†Data Domain	277,100	5,209,480
†*F5 Networks	221,600	5,065,776
Henry (Jack) & Associates	148,300	2,878,503
†*Lam Research	55,800	1,187,424
†Nuance Communications	263,100	2,725,716
†*salesforce.com	42,200	1,350,822
†*Sybase	193,200	4,785,564
†*Triquint Semiconductor	1,022,000	3,515,680
†*Varian Semiconductor Equipment
Associates	64,900	1,175,988
		45,096,081
Transportation–4.27%
*Hunt (J.B.) Transport Services	246,500	6,475,555
Knight Transportation	212,000	3,417,440
		9,892,995
Total Common Stock
(cost $289,107,546)		219,776,522

Trend Series-5

Delaware VIP® Trend Series
Statement of Net Assets (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENT** – 6.24%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $14,456,004 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $14,759,689)	$14,456,000	$14,456,000
Total Repurchase Agreement
(cost $14,456,000)		14,456,000

Total Value of Securities
Before Securities Lending
Collateral–101.03% (cost $303,563,546)		234,232,522

	Number of
	Shares
SECURITIES LENDING
COLLATERAL*** – 18.04%
Investment Companies
Mellon GSL DBT II Collateral Fund	43,153,867	41,815,425
† Mellon GSL DBT II Liquidation Trust	462,002	15,246
Total Securities Lending Collateral
(cost $43,615,869)		41,830,671

TOTAL VALUE OF SECURITIES–119.07% (cost $347,179,415)	276,063,193 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***– (18.81%)	(43,615,869)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.26%)	(591,951)
NET ASSETS APPLICABLE TO 14,045,514 SHARES OUTSTANDING–100.00%	$231,855,373
NET ASSET VALUE–DELAWARE VIP TREND SERIES STANDARD CLASS ($170,993,047 / 10,296,814 Shares)	$16.61
NET ASSET VALUE–DELAWARE VIP TREND SERIES SERVICE CLASS ($60,862,326 / 3,748,700 Shares)	$16.24
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$352,684,570
Accumulated net realized loss on investments	(49,712,975)
Net unrealized depreciation of investments	(71,116,222)
Total net assets	$231,855,373
____________________

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements”
***	See Note 8 in “Notes to Financial Statements”
©	Includes $41,772,747 of securities loaned.

See accompanying notes

Trend Series-6

Delaware VIP® Trust —
Delaware VIP Trend Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$932,272
Interest income	214,702
Securities lending income	1,145,411
Tax Withheld	(11,728)
2,280,657

EXPENSES:
Management fees	2,814,461
Distribution expenses – Service Class	295,496
Accounting and administration expenses	150,105
Reports and statements to shareholders	82,228
Dividend disbursing and transfer agent fees and expenses	61,926
Audit and tax	54,020
Legal fees	50,531
Trustees’ fees	22,145
Custodian fees	10,186
Insurance fees	9,880
Taxes (other than taxes on income)	5,682
Consulting fees	4,946
Dues and services	4,321
Trustees’ expenses	1,448
Registration fees	784
Pricing fees	629
3,568,788
Less waiver of distribution expenses – Service Class	(49,249)
Less expense paid indirectly	(2,956)
Total operating expenses	3,516,583

NET INVESTMENT LOSS	(1,235,926)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments	(49,057,624)
Net change in unrealized appreciation/depreciation
of investments	(166,809,876)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(215,867,500)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(217,103,426)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Trend Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment loss	$(1,235,926)	$(1,604,649)
Net realized gain (loss) on investments	(49,057,624)	82,004,502
Net change in unrealized appreciation/
depreciation of investments	(166,809,876)	(26,184,551)
Net increase (decrease) in net assets
resulting from operations	(217,103,426)	54,215,302

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(57,555,485)	(2,703,675)
Service Class	(20,580,629)	(895,295)
	(78,136,114)	(3,598,970)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,884,284	11,908,516
Service Class	18,679,554	21,394,067
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	57,555,485	2,703,675
Service Class	20,580,629	895,295
	104,699,952	36,901,553
Cost of shares repurchased:
Standard Class	(52,450,665)	(87,164,309)
Service Class	(33,343,678)	(31,240,221)
	(85,794,343)	(118,404,530)
Increase (decrease) in net assets
derived from capital share transactions	18,905,609	(81,502,977)

NET DECREASE IN NET ASSETS	(276,333,931)	(30,886,645)

NET ASSETS:
Beginning of year	508,189,304	539,075,949
End of year (there was no undistributed net
investment income at either year end)	$231,855,373	$508,189,304

See accompanying notes

Trend Series-7

Delaware VIP® Trust — Delaware VIP Trend Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Trend Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06		12/31/05		12/31/04
Net asset value, beginning of period	$38.500	$35.000	$32.530		$30.730		$27.290

Income (loss) from investment operations:
Net investment loss[1]	(0.069)	(0.090)	(0.088)		(0.108)		(0.108)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(15.699)	3.836	2.558		1.908		3.548
Total from investment operations	(15.768)	3.746	2.470		1.800		3.440

Less dividends and distributions from:
Net realized gain on investments	(6.122)	(0.246)	–		–		–
Total dividends and distributions	(6.122)	(0.246)	–		–		–

Net asset value, end of period	$16.610	$38.500	$35.000		$32.530		$30.730

Total return[2]	(46.74% )	10.75%	7.59%		5.86%		12.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,993	$376,101	$410,167		$450,525		$521,392
Ratio of expenses to average net assets	0.87%	0.86%	0.87%		0.87%		0.84%
Ratio of net investment loss to average net assets	(0.26% )	(0.24% )	(0.26%	)	(0.36%	)	(0.38%	)
Portfolio turnover	93%	78%	64%		63%		48%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Trend Series-8

Delaware VIP® Trend Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Trend Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06		12/31/05		12/31/04
Net asset value, beginning of period	$37.880	$34.530	$32.170		$30.460		$27.120

Income (loss) from investment operations:
Net investment loss[1]	(0.133)	(0.184)	(0.171)		(0.182)		(0.178)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(15.385)	3.780	2.531		1.892		3.518
Total from investment operations	(15.518)	3.596	2.360		1.710		3.340

Less dividends and distributions from:
Net realized gain on investments	(6.122)	(0.246)	–		–		–
Total dividends and distributions	(6.122)	(0.246)	–		–		–

Net asset value, end of period	$16.240	$37.880	$34.530		$32.170		$30.460

Total return[2]	(46.86% )	10.46%	7.34%		5.61%		12.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,862	$132,088	$128,909		$119,361		$109,832
Ratio of expenses to average net assets	1.12%	1.11%	1.12%		1.12%		1.09%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.17%	1.16%	1.17%		1.17%		1.14%
Ratio of net investment loss to average net assets	(0.51% )	(0.49% )	(0.51%	)	(0.61%	)	(0.63%	)
Ratio of net investment loss to average net assets
prior to fees waived and expenses paid indirectly	(0.56% )	(0.54% )	(0.56%	)	(0.66%	)	(0.68%	)
Portfolio turnover	93%	78%	64%		63%		48%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Trend Series-9

Delaware VIP® Trust — Delaware VIP Trend Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Trend Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $6,114 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

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Delaware VIP® Trend Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $18,763 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$140,103	$4,581	$12,233	$42,178

____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $25,622 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$342,858,473
Sales	398,872,232

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$352,878,303	$16,605,288	$(93,420,398)	$(76,815,110)

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Delaware VIP® Trend Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$234,232,522
Level 2	41,815,425
Level 3	15,246
Total	$276,063,193

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$3,658,240
Net change in unrealized appreciation/depreciation	(446,756)
Net transfers in and/or out of Level 3	(3,196,238)
Balance as of 12/31/08	$15,246

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(446,756)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$742,584	$–
Long-term capital gain	77,390,754	3,598,970
Return of capital	2,776	–
Total	$78,136,114	$3,598,970

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$352,684,570
Post-October losses	(21,848,139)
Capital loss carryforward	(22,165,948)
Unrealized depreciation of investments	(76,815,110)
Net assets	$231,855,373

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Delaware VIP® Trend Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and return of capital. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-in
Loss	Loss	Capital
$1,235,926	$2,776	$(1,238,702)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $22,165,948 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	326,899	312,164
Service Class	726,090	570,419

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,205,191	74,811
Service Class	805,189	25,128
	4,063,369	982,522
Shares repurchased:
Standard Class	(2,005,114)	(2,334,703)
Service Class	(1,269,512)	(841,372)
	(3,274,626)	(3,176,075)
Net increase (decrease)	788,743	(2,193,553)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may

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Delaware VIP® Trend Series
Notes to Financial Statements (continued)

8. Securities Lending (continued)
not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $41,772,747, for which the Series received collateral, comprised of non-cash collateral valued at $153,762, and cash collateral of $43,615,869. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid assets. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
99%	1%	100%	100%

____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on a percentage of the Series’ ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

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Delaware VIP® Trust — Delaware VIP Trend Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Trend Series

We have audited the accompanying statement of net assets of the Delaware VIP Trend Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Trend Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

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Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

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				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

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				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPT [12/08] DG3 2/09 (4063)	Trend Series-18

Delaware VIP® Trust
Delaware VIP U.S. Growth Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

     For the 12-month period ended Dec. 31, 2008, the Delaware VIP U.S. Growth Series Standard Class shares returned -42.66%, and the Service Class shares returned -42.86% (both figures reflect returns with dividends reinvested). The Series’ benchmark index, the Russell 1000® Growth Index, returned -38.44%.

     The past year was challenging for equity investors as a global economic crisis unfolded. The root of the market meltdown was the bursting of the credit and housing bubbles, which put significant strains on the financial system. This led to recessionary conditions. The Federal Reserve took an array of steps to stem the financial crisis during this time. One action was lowering the fed funds rate on a total of eight separate occasions, from 4.50% to a target ranging from zero to 0.25%. In a dramatic departure from their normal operations, the Fed (in coordination with the Treasury Department) also facilitated a number of mergers or acquisitions and took the unprecedented step of injecting capital directly into major banks and financial institutions as liquidity deteriorated. Unfortunately, the difficult investment climate was reflected by very disappointing annual performance figures for most securities.

     We responded to the turbulent climate during this fiscal year in the same way we have to tumultuous markets in the past — by consolidating assets into positions we especially like, paring down any positions we’re uncertain about, and increasing our allocation to stocks that we especially believe in. We also “traded up” in quality by adding to holdings of companies with strong balance sheets and capital structures, and what we believed were superior business models that should weather economic uncertainty well.

     Seagate underperformed for the period because, in our opinion, the company mismanaged a product cycle. Specifically, company management failed to offer an intermediate-capacity hard drive, which caused company to lose some market share. As a result, it had to lower prices to reduce its inventory. In addition, the slowing economy affected the overall demand for digital storage. We believed the product cycle setback was a relatively short-term phenomenon and continued to have confidence in the management team in terms of execution and financial acumen, despite a tougher economic outlook.

     Chicago Mercantile Exchange (CME) also detracted from performance. We believe the significant market sell-off and spike in risk aversion during the year sparked fears that the number of financial speculators (especially hedge funds) would decrease, thereby lowering volumes across the CME trading exchange. However, we continue to believe in the value of a provider who can bring transparency and liquidity to the trading of financial futures and derivatives.

     MGM Mirage detracted from performance for two reasons. First, flagging consumer spending in this difficult economic environment appeared to have adversely affected casinos and hotels in Las Vegas. Second, the company needed financing, which was difficult and costly to obtain in a tough market, for a condominium and retail project. Like the stocks of other companies in need of financing, the MGM Mirage stock price was adversely affected. We continued to hold the stock because it had strong fundamentals, and we believed investors associated with project might choose to provide financing if the capital markets did not.

     Biotechnology company Genentech was one of the top contributors to the Series performance. The company’s parent, Roche Holdings, which owns 55% of Genentech, made a bid to buy out the remainder of the company. Because Roche is an inside owner and therefore had insight into Genentech’s strong and growing pipeline, we believed Roche’s transaction would be completed at the original bid price, if not higher.

     Bank of New York Mellon Corporation, a security we purchased toward the end of the fiscal period, also performed well. We liked this company for two reasons. First, it is a transaction-based financial company with a lot of custodian and money-management business. Second, the company continues to benefit from a merger with Mellon Bank, which has resulted in synergies and cost savings that we believe should improve the combined bottom line.

     Although we routinely implement our company-specific, bottom-up fundamental analysis, we also believe it is nearly impossible to avoid the large economic factors affecting a market environment. We continued to monitor how the slowing global economy, the deleveraging of global balance sheets, declining interest rates, and rapidly changing currency values trickle down to individual holdings. We were confident that holding shares of companies that we deemed to have resilient business models and secular growth opportunities would help create value for our investors over time. Our long-term performance experience has shown this to be a prudent approach throughout a variety of economic cycles and market environments.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

U.S. Growth Series-1

Delaware VIP® U.S. Growth Series (continued)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP U.S. Growth Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP U.S. Growth Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	Lifetime
Standard Class shares (commenced operations on Nov. 15, 1999)	-42.66%	-12.92%	-4.80%	-6.82%
Service Class shares (commenced operations on May 1, 2000)	-42.86%	-13.14%	-5.03%	-8.30%

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Prices of growth companies’ securities may be more volatile than any other securities, particular over the short term. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries. Series that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

U.S. Growth Series-2

Delaware VIP® U.S. Growth Series (continued)

The chart shows a $10,000 investment in the U.S. Growth Series Standard Class shares for the period from Nov. 15, 1999, through Dec. 31, 2008. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Russell 1000 Growth Index for the period from Nov. 15, 1999, through Dec. 31, 2008. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-3

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$667.10	0.77%	$3.23
Service Class	1,000.00	666.70	1.02%	4.27
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.27	0.77%	$3.91
Service Class	1,000.00	1,020.01	1.02%	5.18

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

U.S. Growth Series-4

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Sector Allocations and Top 10 Holdings
As of December 31, 2008

Sector designations may differ from sector designations presented in other Series’ materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock²	98.29%
Basic Industry/Capital Goods	2.57%
Business Services	23.73%
Consumer Non-Durables	10.40%
Consumer Services	6.87%
Energy	3.36%
Financials	12.21%
Health Care	13.54%
Technology	25.61%
Repurchase Agreement	2.19%
Securities Lending Collateral	10.84%
Total Value of Securities	111.32%
Obligation to Return Securities Lending Collateral	(11.38%)
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
QUALCOMM	6.17%
Genentech	6.06%
IntercontinentalExchange	5.85%
Google Class A	4.91%
MasterCard Class A	4.85%
Visa Class A	4.71%
CME Group	4.29%
Allergan	4.29%
Apple	4.26%
Intuit	4.19%

U.S. Growth Series-5

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Statement of Net Assets
December 31, 2008

	Number of
	Shares	Value
COMMON STOCK–98.29%²
Basic Industry/Capital Goods–2.57%
Praxair	65,000	$3,858,400
		3,858,400
Business Services–23.73%
Expeditors International Washington	145,000	4,824,150
†Google Class A	24,000	7,383,600
*MasterCard Class A	51,000	7,289,430
†Research in Motion	100,000	4,058,000
*United Parcel Service Class B	91,500	5,047,140
†*Visa Class A	135,000	7,080,750
		35,683,070
Consumer Non-Durables–10.40%
Procter & Gamble	98,000	6,058,360
Staples	280,000	5,017,600
Walgreen	185,000	4,563,950
		15,639,910
Consumer Services–6.87%
†eBay	275,000	3,839,000
International Game Technology	50,400	599,256
†*MGM MIRAGE	160,400	2,207,104
*Weight Watchers International	125,300	3,686,326
		10,331,686
Energy–3.36%
EOG Resources	76,000	5,060,080
		5,060,080
Financials–12.21%
Bank of New York Mellon	110,000	3,116,300
CME Group	31,000	6,451,410
†IntercontinentalExchange	106,700	8,796,348
		18,364,058
Health Care–13.54%
Allergan	160,000	6,451,200
†Genentech	110,000	9,120,100
UnitedHealth Group	180,000	4,788,000
		20,359,300
Technology–25.61%
†Apple	75,000	6,401,250
†Crown Castle International	275,000	4,834,500
†Intuit	265,000	6,304,350
QUALCOMM	259,100	9,283,553
Seagate Technology	626,900	2,777,167
†Teradata	240,000	3,559,200
†*VeriSign	280,400	5,350,032
		38,510,052
Total Common Stock
(cost $220,305,590)		147,806,556

	Principal
	Amount
REPURCHASE AGREEMENTS**–2.19%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $3,284,001 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $3,352,990)	$3,284,000	3,284,000
Total Repurchase Agreement
(cost $3,284,000)		3,284,000

Total Value of Securities
Before Securities Lending
Collateral–100.48%
(cost $223,589,590)		151,090,556

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–10.84%
Investment Companies
Mellon GSL DBT II Collateral Fund	16,818,589	16,293,279
† Mellon GSL DBT II Liquidation Trust	289,789	9,563
Total Securities Lending Collateral
(cost $17,108,378)		16,302,842

U.S. Growth Series-6

Delaware VIP® U.S. Growth Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–111.32% (cost $240,697,968)	$167,393,398 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(11.38%)	(17,108,378)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	90,956
NET ASSETS APPLICABLE TO 30,074,902 SHARES OUTSTANDING–100.00%	$150,375,976
NET ASSET VALUE–DELAWARE VIP U.S. GROWTH SERIES STANDARD CLASS
($127,337,813 / 25,429,322 Shares)	$5.01
NET ASSET VALUE–DELAWARE VIP U.S. GROWTH SERIES SERVICE CLASS
($23,038,163 / 4,645,580 Shares)	$4.96
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$231,511,586
Undistributed net investment income	324,703
Accumulated net realized loss on investments	(8,155,743)
Net unrealized depreciation of investments	(73,304,570)
Total net assets	$150,375,976
____________________

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 8 in “Notes to Financial Statements.”
©	Includes $16,294,376 of securities loaned.

See accompanying notes

U.S. Growth Series-7

Delaware VIP® Trust —
Delaware VIP U.S. Growth Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$1,647,199
Interest	79,492
Securities lending income	104,094
1,830,785

EXPENSES:
Management fees	1,213,883
Distribution expenses – Service Class	96,088
Accounting and administration expenses	74,700
Audit and tax	32,858
Dividend disbursing and transfer agent fees and expenses	26,805
Legal fees	23,378
Reports and statements to shareholders	16,920
Trustees’ fees	10,955
Insurance fees	4,736
Custodian fees	3,665
Taxes (other than taxes on income)	3,426
Registration fees	2,430
Consulting fees	2,340
Dues and services	1,911
Trustees’ expenses	756
Pricing fees	240
1,515,091
Less waiver of distribution expenses – Service Class	(16,015)
Less expense paid indirectly	(1,670)
Total operating expenses	1,497,406

NET INVESTMENT INCOME	333,379

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(7,381,692)
Foreign currencies	2,959
Net realized loss	(7,378,733)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(96,205,240)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCIES	(103,583,973)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(103,250,594)

See accompanying notes

Delaware VIP Trust —
Delaware VIP U.S. Growth Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$333,379	$49,867
Net realized gain (loss) on investments and
foreign currencies	(7,378,733)	19,885,089
Net change in unrealized appreciation/
depreciation of investments	(96,205,240)	848,481
Net increase (decrease) in net assets
resulting from operations	(103,250,594)	20,783,437

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(56,897)	–
Service Class	–	–
Net realized gain on investments:
Standard Class	(3,698,278)	–
Service Class	(884,275)	–
	(4,639,450)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	76,187,409	85,833,894
Service Class	8,400,728	6,501,029
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	3,755,174	–
Service Class	884,275	–
	89,227,586	92,334,923
Cost of shares repurchased:
Standard Class	(16,255,762)	(86,691,890)
Service Class	(10,295,194)	(7,981,579)
	(26,550,956)	(94,673,469)
Increase (decrease) in net assets derived
from capital share transactions	62,676,630	(2,338,546)

NET INCREASE (DECREASE)
IN NET ASSETS	(45,213,414)	18,444,891

NET ASSETS:
Beginning of year	195,589,390	177,144,499
End of year (including undistributed
net investment income of $324,703
and $49,867, respectively)	$150,375,976	$195,589,390

See accompanying notes

U.S. Growth Series-8

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06		12/31/05	12/31/04
Net asset value, beginning of period	$8.960	$7.960	$7.780		$6.830	$6.620

Income (loss) from investment operations:
Net investment income (loss)[1]	0.016	0.007	(0.003)		(0.005)	0.049
Net realized and unrealized gain (loss) on investments
and foreign currencies	(3.768)	0.993	0.183		0.997	0.169
Total from investment operations	(3.752)	1.000	0.180		0.992	0.218

Less dividends and distributions from:
Net investment income	(0.003)	–	–		(0.042)	(0.008)
Net realized gain on investments	(0.195)	–	–		–	–
Total dividends and distributions	(0.198)	–	–		(0.042)	(0.008)

Net asset value, end of period	$5.010	$8.960	$7.960		$7.780	$6.830

Total return[2]	(42.66% )	12.56%	2.31%		14.65%	3.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$127,338	$153,839	$138,548		$45,653	$10,438
Ratio of expenses to average net assets	0.76%	0.74%	0.77%		0.81%	0.76%
Ratio of net investment income (loss) to average net assets	0.22%	0.08%	(0.04%	)	(0.07% )	0.77%
Portfolio turnover	28%	52%	21%		91%	167%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

U.S. Growth Series-9

Delaware VIP® U.S. Growth Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class
	Year Ended
	12/31/08	12/31/07		12/31/06		12/31/05	12/31/04
Net asset value, beginning of period	$8.900	$7.920		$7.760		$6.810	$6.610

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.002)	(0.014)		(0.022)		(0.023)	0.033
Net realized and unrealized gain (loss) on investments
and foreign currencies	(3.743)	0.994		0.182		0.999	0.167
Total from investment operations	(3.745)	0.980		0.160		0.976	0.200

Less dividends and distributions from:
Net investment income	–	–		–		(0.026)	–
Net realized gain on investments	(0.195)	–		–		–	–
Total dividends and distributions	(0.195)	–		–		(0.026)	–

Net asset value, end of period	$4.960	$8.900		$ 7.920		$ 7.760	$6.810

Total return[2]	(42.86% )	12.37%		2.06%		14.41%	3.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,038	$41,750		$38,596		$42,062	$37,653
Ratio of expenses to average net assets	1.01%	0.99%		1.02%		1.06%	1.01%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.06%	1.04%		1.07%		1.11%	1.06%
Ratio of net investment income (loss) to average net assets	(0.03% )	(0.17%	)	(0.29%	)	(0.32% )	0.52%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expenses paid indirectly	(0.08% )	(0.22%	)	(0.34%	)	(0.37% )	0.47%
Portfolio turnover	28%	52%		21%		91%	167%
____________________

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

U.S. Growth Series-10

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $13,817 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

U.S. Growth Series-11

Delaware VIP® U.S. Growth Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $9,338 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$80,009	$2,412	$4,732	$6,355

____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $12,868 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$105,375,843
Sales	51,050,965

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$241,382,142	$678,808	$(74,667,552)	$(73,988,744)

U.S. Growth Series-12

Delaware VIP® U.S. Growth Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$151,090,556
Level 2	16,293,279
Level 3	9,563
Total	$167,393,398

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$–
Net change in unrealized appreciation/depreciation	(280,226)
Net transfers in and/or out of Level 3	289,789
Balance as of 12/31/08	$9,563

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(280,226)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the year ended December 31, 2007. The tax character of dividends and distributions paid during the year ended December 31, 2008 was as follows:

Year
Ended
12/31/08
Ordinary income	$260,076
Long-term capital gain	4,379,374
Total	$4,639,450

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$231,511,586
Undistributed ordinary income	324,703
Post-October losses	(37,545)
Capital loss carryforwards	(7,434,024)
Unrealized depreciation of investments	(73,988,744)
Net assets	$150,375,976

U.S. Growth Series-13

Delaware VIP® U.S. Growth Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss
$(1,646)	$1,646

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $7,434,024 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	10,444,266	10,186,308
Service Class	1,299,985	772,781

Shares issued upon reinvestment of dividends and distributions:
Standard Class	484,539	–
Service Class	114,990	–
	12,343,780	10,959,089
Shares repurchased:
Standard Class	(2,664,066)	(10,434,528)
Service Class	(1,462,521)	(952,833)
	(4,126,587)	(11,387,361)
Net increase (decrease)	8,217,193	(428,272)

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

8. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing

U.S. Growth Series-14

Delaware VIP® U.S. Growth Series
Notes to Financial Statements (continued)

8. Securities Lending (continued)
securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $16,294,376, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
94%	6%	100%	100%

____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on a percentage of the Series’ ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

U.S. Growth Series-15

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP U.S. Growth Series

We have audited the accompanying statement of net assets of the Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP U.S. Growth Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

U.S. Growth Series-16

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

U.S. Growth Series-17

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

U.S. Growth Series-18

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPUSG [12/08] DG3 2/09 (4063)	U.S. Growth Series-19

Delaware VIP® Trust
Delaware VIP Value Series

Annual Report

December 31, 2008

Delaware VIP® Trust — Delaware VIP Value Series

     For the 12-month period ended Dec. 31, 2008, the Delaware VIP Value Series Standard Class shares returned -33.42%, and Service Class shares returned -33.57% (both figures reflect returns with all distributions reinvested). The Series’ benchmark index, the Russell 1000® Value Index, returned -36.85%.

     The past year was especially challenging for equity investors, particularly late in the 12-month time frame. A global economic crisis unfolded, marked by collapsing stock prices and frozen credit markets. As equity bear markets hit developed and developing economies, alike, extreme risk-aversion and fleeting liquidity sent high-yield spreads above 20% and temporarily pushed 3-month T-bill yields below zero in early December. The root of the market meltdown was the collapse of the credit and housing bubbles, which put significant strains on the financial system. This has led to recessionary conditions in several major economies, including the U.S., and slowdowns among numerous emerging market economies.

     Investments in the healthcare sector made the largest contribution to relative performance in 2008. We maintained our maximum overweight in this sector during the year which, given the strong relative performance of the healthcare sector, benefited the Series’ performance. Our stock selection in healthcare was also a positive contributor. The Series’ top contributors in this sector included drug manufacturer Abbott Laboratories and diversified medical products company Baxter International. We sold Abbott and Baxter in the summer because although they had performed well in recent years, they were approaching our price targets, becoming less attractively valued, in our view.

     Some of our more recent purchases were also positive contributors to performance. In the consumer staples sector, we added a position in Archer Daniels Midland (ADM) in September. ADM is one of the largest agricultural commodity processors in the world and should benefit from the increasing global demand for food. In the financial sector, our holding in Travelers Companies (TRV), first purchased in October, made a positive contribution to the Series’ performance. Travelers is a diversified property/casualty insurance company. In our opinion, it was an attractive purchase given its relatively small exposure to low-grade credits and leverage. It’s also well-positioned to benefit from problems at competitors such as AIG.

     Our investments in the energy sector caused the largest drag on performance compared to the benchmark index. Despite the recent, steep decline in crude oil prices, energy stocks outperformed the benchmark more broadly during the period, in part because of the increase in oil prices between December 2007 and July 2008. The Series’ underweight exposure to this sector detracted from performance. Our stock selections also had a negative impact, underperforming the energy sector in the benchmark.

     The Series’ performance was also hurt by investments in the financial sector. Although the Series benefited from its below-benchmark exposure to this weak-performing group, several financial stocks we owned were particularly poor performers. For example, we owned stocks of two large banks, Washington Mutual and Wachovia, which were especially vulnerable to the credit crisis because of their significant exposure to bad mortgage loans. The companies, unable to secure needed financing, faced growing concerns about their ability to survive and experienced large share-price declines. We sold our positions in Washington Mutual and Wachovia in July and September, respectively, but not soon enough to avoid substantial losses.

     Investments in the technology sector also negatively impacted performance. Communications equipment maker Motorola was our worst performer in technology last year. The company has lost considerable market share in its mobile device business as it’s struggled to restructure this unit. It could be a year before lasting improvements are made. In the meantime, the company has been reducing expenses, and its balance sheet and cash flow appear healthy.

     Overall, the Series positioning reflected our continued caution about the global economy. That caution explains our defensive stance with an emphasis on sectors such as healthcare and consumer staples, as well as on individual stocks of companies with what we considered to be good balance sheets and stable cash flows. At period end, we expected to maintain this stance while at the same time watching for signs of economic stability. On a positive note, market valuation levels are starting to look compelling — a development we are very enthusiastic about. Consequently, the long-term return potential for the stock market is looking more attractive to us.

     Without question, the past year was very difficult for equity investors. However, we believe deeply in the long-term effectiveness of investing in value stocks, and especially in our particular investment approach. Although our strategy was to limit the number of holdings in the Series, it remained well-diversified, consisting of what are, in our opinion, fundamentally solid businesses priced well below what they’re intrinsically worth.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Value Series-1

Delaware VIP® Value Series (continued)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Value Series prospectus contains this and other important information about the investment company. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company’s Web site. We advise you to read the prospectus carefully before you invest or send money.

Delaware VIP Value Series
Average annual total returns
For periods ended Dec. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	-33.42%	-7.02%	-0.41%	+0.59%	+6.87%
Service Class shares (commenced operations on May 1, 2000)	-33.57%	-7.26%	-0.67%	n/a	+1.45%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.98%, while total operating expenses for Standard Class and Service Class shares were 0.73% and 1.03%, respectively. The management fee for Standard Class and Service Class shares was 0.64%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Management has voluntarily agreed to reimburse expenses and/or waive its management fees in the amount of 0.05% on the first $500 million of the Series average net assets until the waiver is discontinued, as described in the most recent prospectus. Management’s voluntary waiver prevents its management fee from exceeding 0.60% of the Series’ average daily net assets until the waiver is discontinued. The waiver may be discontinued at any time because it is voluntary.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A value stock may not increase in price if other investors do not share the portfolio managers’ perception of the company’s value or if factors that would typically increase the price of the security do not occur. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Value Series-2

Delaware VIP® Value Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 1998, through Dec. 31, 2008.

The chart also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 1998, through Dec. 31, 2008. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of the Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-3

Delaware VIP® Trust — Delaware VIP Value Series
Disclosure of Series Expenses
For the Period July 1, 2008 to December 31, 2008

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratios	12/31/08*
Actual Series Return
Standard Class	$1,000.00	$784.70	0.71%	$3.19
Service Class	1,000.00	784.00	0.96%	4.30
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.57	0.71%	$3.61
Service Class	1,000.00	1,020.34	0.96%	4.88

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series
Sector Allocation and Top 10 Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Series being different than another Series’ sector designations.

Percentage
Sector	of Net Assets
Common Stock	97.89%
Consumer Discretionary	9.68%
Consumer Staples	17.29%
Energy	8.41%
Financials	10.55%
Health Care	20.97%
Industrials	6.04%
Information Technology	12.43%
Materials	2.78%
Telecommunication Services	6.99%
Utilities	2.75%
Repurchase Agreement	2.17%
Securities Lending Collateral	3.78%
Total Value of Securities	103.84%
Obligation to Return Securities Lending Collateral	(3.96%)
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Allstate	3.98%
Verizon Communications	3.71%
Travelers	3.70%
Archer-Daniels-Midland	3.58%
Mattel	3.48%
Xerox	3.43%
Motorola	3.32%
AT&T	3.28%
Limited Brands	3.24%
Merck	3.22%

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series
Statement of Net Assets
December 31, 2008

	Number of
	Shares	Value
COMMON STOCK–97.89%
Consumer Discretionary–9.68%
Gap	966,100	$12,936,079
Limited Brands	1,409,900	14,155,396
Mattel	949,500	15,192,000
		42,283,475
Consumer Staples–17.29%
*Archer-Daniels-Midland	541,800	15,620,094
CVS Caremark	430,900	12,384,066
Heinz (H.J.)	296,300	11,140,880
Kimberly-Clark	204,500	10,785,330
Kraft Foods Class A	431,400	11,583,090
Safeway	588,900	13,998,153
		75,511,613
Energy–8.41%
Chevron	156,600	11,583,702
ConocoPhillips	234,900	12,167,820
Marathon Oil	474,600	12,985,056
		36,736,578
Financials–10.55%
Allstate	530,200	17,369,352
Bank of New York Mellon	443,300	12,558,689
Travelers	357,500	16,159,000
		46,087,041
Health Care–20.97%
Bristol-Myers Squibb	578,700	13,454,775
Cardinal Health	365,700	12,605,679
Johnson & Johnson	207,100	12,390,793
Merck	462,300	14,053,920
Pfizer	725,200	12,843,292
Quest Diagnostics	263,300	13,667,903
Wyeth	334,900	12,562,099
		91,578,461
Industrials–6.04%
Donnelley (R.R.) & Sons	1,007,100	13,676,418
*Waste Management	383,000	12,692,620
		26,369,038
Information Technology–12.43%
Intel	853,400	12,510,844
International Business Machines	145,600	12,253,696
Motorola	3,276,600	14,515,338
Xerox	1,879,100	14,976,427
		54,256,305
Materials–2.78%
duPont (E.I.) deNemours	478,900	12,116,170
		12,116,170
Telecommunication Services–6.99%
AT&T	502,924	14,333,334
*Verizon Communications	477,500	16,187,250
		30,520,584
Utilities–2.75%
Progress Energy	301,700	12,022,745
		12,022,745
Total Common Stock
(cost $495,792,702)		427,482,010

	Principal
	Amount
REPURCHASE AGREEMENT**–2.17%
BNP Paribas 0.005%, dated 12/31/08, to
be repurchased on 1/2/09, repurchase
price $9,495,003 (collateralized by U.S.
Government obligations, 10/22/09; with
market value $9,694,470)	$9,495,000	9,495,000
Total Repurchase Agreement
(cost $9,495,000)		9,495,000

Total Value of Securities
Before Securities Lending
Collateral–100.06%
(cost $505,287,702)		436,977,010

	Number of
	Shares
SECURITIES LENDING
COLLATERAL***–3.78%
Investment Companies
Mellon GSL DBT II Collateral Fund	17,013,958	16,503,655
† Mellon GSL DBT II Liquidation Trust	302,595	9,986
Total Securities Lending Collateral
(cost $17,316,553)		16,513,641

Value Series-6

Delaware VIP® Value Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–103.84% (cost $522,604,255)	$453,490,651 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL***–(3.96%)	(17,316,553)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	535,329
NET ASSETS APPLICABLE TO 34,050,496 SHARES OUTSTANDING–100.00%	$436,709,427
NET ASSET VALUE–DELAWARE VIP VALUE SERIES STANDARD CLASS ($330,717,368 / 25,775,462 Shares)	$12.83
NET ASSET VALUE–DELAWARE VIP VALUE SERIES SERVICE CLASS ($105,992,059 / 8,275,034 Shares)	$12.81
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$601,440,561
Undistributed net investment income	13,461,826
Accumulated net realized loss on investments	(109,079,356)
Net unrealized depreciation of investments	(69,113,604)
Total net assets	$436,709,427
____________________

*	Fully or partially on loan.
**	See Note 1 in “Notes to Financial Statements.”
***	See Note 8 in “Notes to Financial Statements.”
©	Includes $16,248,639 of securities loaned.
†	Non income producing security.

See accompanying notes

Value Series-7

Delaware VIP® Trust —
Delaware VIP Value Series
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$17,132,473
Interest	164,999
Securities lending income	174,042
17,471,514

EXPENSES:
Management fees	3,316,730
Distribution expenses – Service Class	414,287
Accounting and administration expenses	205,289
Reports and statements to shareholders	99,010
Dividend disbursing and transfer agent fees and expenses	70,657
Audit and tax	64,477
Legal fees	64,001
Trustees’ fees	30,005
Custodian fees	17,967
Insurance fees	13,117
Consulting fees	6,611
Dues and services	3,943
Registration fees	3,636
Trustees’ expenses	2,026
Pricing fees	312
4,312,068
Less management fees waived	(237,345)
Less waiver of distribution expenses – Service Class	(69,048)
Less expense paid indirectly	(1,169)
Total operating expenses	4,004,506

NET INVESTMENT INCOME	13,467,008

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments	(105,103,524)
Net change in unrealized appreciation/depreciation
of investments	(117,233,839)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(222,337,363)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(208,870,355)

See accompanying notes

Delaware VIP Trust —
Delaware VIP Value Series
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$13,467,008	$13,572,683
Net realized gain (loss) on investments	(105,103,524)	40,805,307
Net change in unrealized appreciation/
depreciation of investments	(117,233,839)	(72,725,905)
Net decrease in net assets
resulting from operations	(208,870,355)	(18,347,915)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,996,705)	(8,265,695)
Service Class	(3,566,223)	(2,192,836)
Net realized gain on investments:
Standard Class	(28,701,479)	(13,046,395)
Service Class	(11,521,643)	(4,027,094)
	(53,786,050)	(27,532,020)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	157,490,543	118,656,212
Service Class	31,719,084	81,713,936
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	38,698,184	21,312,090
Service Class	15,087,866	6,219,930
	242,995,677	227,902,168
Cost of shares repurchased:
Standard Class	(101,483,937)	(177,513,591)
Service Class	(47,039,106)	(40,545,911)
	(148,523,043)	(218,059,502)
Increase in net assets derived
from capital share transactions	94,472,634	9,842,666

NET DECREASE IN NET ASSETS	(168,183,771)	(36,037,269)

NET ASSETS:
Beginning of year	604,893,198	640,930,467
End of year (including undistributed
net investment income of $13,461,826
and $13,561,903, respectively)	$436,709,427	$604,893,198

See accompanying notes

Value Series-8

Delaware VIP® Trust — Delaware VIP Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$21.440	$22.980	$19.230	$18.460	$16.330

Income (loss) from investment operations:
Net investment income[1]	0.438	0.472	0.437	0.369	0.313
Net realized and unrealized gain (loss) on investments
and foreign currencies	(7.066)	(1.058)	4.075	0.722	2.082
Total from investment operations	(6.628)	(0.586)	4.512	1.091	2.395

Less dividends and distributions from:
Net investment income	(0.512)	(0.370)	(0.328)	(0.321)	(0.265)
Net realized gain on investments	(1.470)	(0.584)	(0.434)	–	–
Total dividends and distributions	(1.982)	(0.954)	(0.762)	(0.321)	(0.265)

Net asset value, end of period	$12.830	$21.440	$22.980	$19.230	$18.460

Total return[2]	(33.42% )	(2.72% )	24.10%	6.03%	14.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$330,717	$427,011	$497,525	$349,443	$310,704
Ratio of expenses to average net assets	0.71%	0.69%	0.72%	0.73%	0.70%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	0.76%	0.73%	0.77%	0.78%	0.75%
Ratio of net investment income to average net assets	2.69%	2.07%	2.12%	1.98%	1.87%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	2.65%	2.03%	2.07%	1.93%	1.82%
Portfolio turnover	38%	29%	14%	23%	124%
____________________

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Value Series-9

Delaware VIP® Value Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$21.390	$22.940	$19.200	$18.430	$16.320

Income (loss) from investment operations:
Net investment income[1]	0.397	0.415	0.385	0.323	0.271
Net realized and unrealized gain (loss) on investments
and foreign currencies	(7.052)	(1.063)	4.070	0.726	2.072
Total from investment operations	(6.655)	(0.648)	4.455	1.049	2.343

Less dividends and distributions from:
Net investment income	(0.455)	(0.318)	(0.281)	(0.279)	(0.233)
Net realized gain on investments	(1.470)	(0.584)	(0.434)	–	–
Total dividends and distributions	(1.925)	(0.902)	(0.715)	(0.279)	(0.233)

Net asset value, end of period	$12.810	$21.390	$22.940	$19.200	$18.430

Total return[2]	(33.57% )	(3.00% )	23.79%	5.79%	14.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,992	$177,882	$143,405	$75,778	$33,642
Ratio of expenses to average net assets	0.96%	0.94%	0.97%	0.98%	0.95%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.06%	1.03%	1.07%	1.08%	1.05%
Ratio of net investment income to average net assets	2.44%	1.82%	1.87%	1.73%	1.62%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	2.35%	1.73%	1.77%	1.63%	1.52%
Portfolio turnover	38%	29%	14%	23%	124%
____________________

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Value Series-10

Delaware VIP® Trust — Delaware VIP Value Series
Notes to Financial Statements
December 31, 2008

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (Code), as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Series did not record any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,284 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

Value Series-11

Delaware VIP® Value Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive management fees in the amount of 0.05% on the first $500 million of average daily net assets until such time as the waiver is discontinued. DMC’s voluntary waiver prevents its management fees from exceeding 0.60% of the Series’ average daily net assets until such time as the waiver is discontinued. The waiver may be discontinued at any time because it is voluntary.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2008, the Series was charged $25,661 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2009 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2008, the Series had liabilities payable to affiliates as follows:

	Dividend Disbursing,		Other
Investment	Transfer Agent and Fund		Expenses
Management	Accounting Oversight	Distribution	Payable
Fee Payable to	Fees and Other Expenses	Fee Payable	to DMC
DMC	Payable to DSC	to DDLP	and Affiliates*
$211,558	$6,784	$21,455	$29,383
____________________

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2008, the Series was charged $35,722 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2008, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$247,295,327
Sales	196,227,721

At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate	Net
Cost of	Unrealized	Unrealized	Unrealized
Investments	Appreciation	Depreciation	Depreciation
$523,957,408	$20,370,225	$(90,836,982)	$(70,466,757)

Value Series-12

Delaware VIP® Value Series
Notes to Financial Statements (continued)

3. Investments (continued)
Effective January 1, 2008, the Series adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$436,977,010
Level 2	16,503,655
Level 3	9,986
Total	$453,490,651

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/2007	$–
Net change in unrealized appreciation/depreciation	(292,609)
Net transfers in and/or out of Level 3	302,595
Balance as of 12/31/08	$9,986

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/08	$(292,609)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Ordinary income	$22,204,211	$12,066,479
Long-term capital gain	31,581,839	15,465,541
Total	$53,786,050	$27,532,020

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$601,440,561
Undistributed ordinary income	13,461,826
Post-October losses	(3,011,986)
*Capital loss carryforwards as of 12/31/08	(104,714,217)
Unrealized depreciation of investments	(70,466,757)
Net assets	$436,709,427

Value Series-13

Delaware VIP® Value Series
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain (loss)
$(4,157)	$4,157

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $1,097,656 expires in 2009, $1,479,986 expires in 2010, and $102,136,575 expires in 2016.

____________________

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the fund merger with Delaware VIP Devon Series in 2003.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold:
Standard Class	10,050,871	5,186,575
Service Class	1,912,509	3,572,443

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,197,512	952,709
Service Class	856,292	278,172
	15,017,184	9,989,899

Shares repurchased:
Standard Class	(6,391,399)	(7,867,280)
Service Class	(2,809,337)	(1,786,092)
	(9,200,736)	(9,653,372)
Net increase	5,816,448	336,527

7. Line of Credit
The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Series, along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Series had no amounts outstanding as of December 31, 2008, or at any time during the year then ended.

Value Series-14

Delaware VIP® Value Series
Notes to Financial Statements (continued)

8. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the fiscal period ended December 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At December 31, 2008, the value of the securities on loan was $16,248,639, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Series designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
59%	41%	100%	67%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on a percentage of the Series’ ordinary income distributions.
[1]Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-15

Delaware VIP® Trust — Delaware VIP Value Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Value Series

We have audited the accompanying statement of net assets of the Delaware VIP Value Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Value Series of Delaware VIP Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ Web site at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Value Series-16

Delaware Investments® Family of Funds
          BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member —
April 1963		since August 1, 2006			Investment Company
Institute (ICI)
(2007 – present)

Member of Investment
Committee —
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 – Present)
Morgan Stanley & Co.
October 1947			(January 1984 – March 2004)		Chairman of
Investment
Committee —
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticulture Society
(February 2006 –
present)

Value Series-17

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chairperson —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation Committee
Philadelphia, PA			MLM Partners, Inc.		and Governance
19103			(Small Business Investing		Committee Member —
			and Consulting)		CenterPoint Energy
February 1936			(January 1993 – Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee —
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member — Rimage
Corporation

Director and Chair of the
Compensation Committee —
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003 – January 2006),
July 1948			and Vice President
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Value Series-18

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
OFFICERS
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	and Treasurer	since	various capacities
Philadelphia, PA		October 2007	at different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times at
19103	and Chief	since	Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent of the Fund(s).

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

PO13683 AR-VIPV [12/08] DG3 2/09 (4063)	Value Series-19

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $380,200 for the fiscal year ended December 31, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $293,600 for the fiscal year ended December 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $132,306 for the fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $109,901 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $386,308 and $364,263 for the registrant’s fiscal years ended December 31, 2008 and December 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware VIP® Trust

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 24, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 24, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 24, 2009